                                                                   Exhibit 10.14

                         HSBC RETAIL SETTLEMENT PRODUCTS

                             DISTRIBUTION AGREEMENT

                         DATED AS OF SEPTEMBER 23, 2005

NOTE: CERTAIN MATERIAL HAS BEEN OMMITTED FROM THIS AGREEMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2. THE LOCATIONS OF THESE OMISSIONS ARE INDICATED THROUGHOUT THE AGREEMENT BY THE FOLLOWING MARKINGS:
[***].

                                Table of Contents

                                                                            Page
                                                                            ----
ARTICLE I       DEFINITIONS..............................................     2
   Section 1.1.     Definitions..........................................     2
   Section 1.2.     Rules of Construction................................     2

ARTICLE II      IDENTITIES AND ROLES OF PARTIES; PROGRAM CONTRACTS.......     3
   Section 2.1.     Identities and Roles of Parties......................     3
   Section 2.2.     Program Contracts....................................     4
   Section 2.3.     Responsibilities of the Parties......................     4
   Section 2.4.     Retail Settlement Products Procedures................     5
   Section 2.5.     Block Agents' Right Not To Offer Settlement
                    Products.............................................     5
   Section 2.6.     Corporate Reorganizations............................     5
   Section 2.7.     Substitution of Originator...........................     6

ARTICLE III     REPRESENTATIONS AND WARRANTIES OF THE BLOCK COMPANIES....     7
   Section 3.1.     Existence and Organizational Power; Compliance with
                    Organizational Documents.............................     7
   Section 3.2.     Governmental Approvals, Compliance with Laws and
                    Compliance with Agreements with Third Parties........     8
   Section 3.3.     Organizational and Governmental Approvals; No
                    Contravention........................................     8
   Section 3.4.     Binding Effect.......................................     8
   Section 3.5.     Full Disclosure......................................     8
   Section 3.6.     Intellectual Property................................     9
   Section 3.7.     Representations and Warranties Incorporated from
                    Other Program Contracts..............................     9

ARTICLE IV      REPRESENTATIONS AND WARRANTIES OF THE HSBC COMPANIES.....     9
   Section 4.1.     Existence and Organizational Power; Compliance with
                    Organizational Documents.............................     9
   Section 4.2.     Governmental Approvals, Compliance with Laws and
                    Compliance with Agreements with Third Parties........     9
   Section 4.3.     Organizational and Governmental Approvals; No
                    Contravention........................................    10
   Section 4.4.     Binding Effect.......................................    10
   Section 4.5.     Full Disclosure......................................    10
   Section 4.6.     Intellectual Property................................    10
   Section 4.7.     Representations and Warranties Incorporated from
                    Other Program Contracts..............................    10
   Section 4.8.     Organization as a National Bank......................    11
   Section 4.9.     FDIC Insurance.......................................    11

ARTICLE V       GENERAL COVENANTS OF THE BLOCK COMPANIES.................    11
   Section 5.1.     Conduct of Settlement Products Program and
                    Maintenance of Existence.............................    11
   Section 5.2.     Maintenance of Assets and Properties.................    11
   Section 5.3.     Defaults and other Material Events...................    11
   Section 5.4.     Litigation...........................................    11
   Section 5.5.     Future Information...................................    11
   Section 5.6.     Compliance with Laws.................................    12
   Section 5.7.     Non-Solicitation of HSBC Companies' Employees........    12
   Section 5.8.     Franchisees in Settlement Products Program...........    13
   Section 5.9.     File Sharing.........................................    13
   Section 5.10.    Block Franchisee Policies and Procedures.............    13
   Section 5.11.    Representatives......................................    13
   Section 5.12.    Clarification........................................    13

ARTICLE VI      GENERAL COVENANTS OF THE HSBC COMPANIES..................    14
   Section 6.1.     Conduct of Settlement Products Program and
                    Maintenance of Existence.............................    14
   Section 6.2.     Maintenance of Assets and Properties.................    14
   Section 6.3.     Defaults and other Material Events...................    14
   Section 6.4.     Litigation...........................................    14
   Section 6.5.     Future Information...................................    14
   Section 6.6.     Compliance with Laws.................................    15
   Section 6.7.     Inspection of Property, Books and Records............    15
   Section 6.8.     Non-Competition; Non-Solicitation; Exclusivity.......    15
   Section 6.9.     Non-Solicitation of Block Companies' Employees.......    19
   Section 6.10.    SAS 70...............................................    19
   Section 6.11.    Signing Bonus........................................    20

ARTICLE VII     DISTRIBUTION COVENANTS OF THE BLOCK AGENTS...............    21
   Section 7.1.     Retail Settlement Products Procedures................    21
   Section 7.2.     Preparation and Filing of Returns....................    21
   Section 7.3.     Compliance with Laws.................................    21
   Section 7.4.     Other Block Agent Duties.............................    21
   Section 7.5.     Qualifying Procedure Compliance......................    22
   Section 7.6.     Provide Application and Disclosures to Settlement
                    Products Clients.....................................    22
   Section 7.7.     Compliance with Originator Instructions..............    22
   Section 7.8.     Transmit Returns and Applicant Information Files to
                    Block e-file Processing System.......................    22
   Section 7.9.     Applicant Copies.....................................    22
   Section 7.10.    Application Status...................................    23
   Section 7.11.    Rejected Returns.....................................    23
   Section 7.12.    Preparation of Disbursement Checks...................    23
   Section 7.13.    Lost Disbursement Checks.............................    23
   Section 7.14.    Records Retention and Destruction....................    23

   Section 7.15.    Representative Training..............................    24
   Section 7.16.    Block Agents' Supervision of Representatives.........    24
   Section 7.17.    Compliance with Obligations of Article XI............    24
   Section 7.18.    Restriction on Offering Other Retail Settlement
                    Products.............................................    24
   Section 7.19.    Access and Audit Rights..............................    24
   Section 7.20.    Data Security and Recovery...........................    24
   Section 7.21.    Other Actions........................................    25

ARTICLE VIII    DISTRIBUTION COVENANTS OF BLOCK SERVICES.................    25
   Section 8.1.     Transmission of Returns to IRS.......................    25
   Section 8.2.     Transmission of Applicant Information File, IRS
                    Return Notification, Return and Debt Indicator to
                    HSBC TFS.............................................    25
   Section 8.3.     Rejected Returns.....................................    25
   Section 8.4.     Transmission of Disbursement Check Printing
                    Authorization to Block Company Offices...............    25
   Section 8.5.     Computer Network.....................................    25
   Section 8.6.     Application Status System............................    25
   Section 8.7.     Maintenance of Communication Lines...................    26
   Section 8.8.     Electronic Filing Specifications.....................    26
   Section 8.9.     Handling Client Disputes.............................    26
   Section 8.10.    Printing.............................................    26
   Section 8.11.    Retail Settlement Products Procedures................    26
   Section 8.12.    Savings Vehicle Fee..................................    26
   Section 8.13.    Compliance with Laws.................................    27

ARTICLE IX      DISTRIBUTION COVENANTS OF HSBC BANK......................    27
   Section 9.1.     Form of Application..................................    27
   Section 9.2.     Establishment of Electronic Filing Specifications....    27
   Section 9.3.     Annual Determination of Fees.........................    27
   Section 9.4.     Annual Determination of Credit Criteria..............    28
   Section 9.5.     Annual Determination of Qualifying Procedures........    28
   Section 9.6.     Settlement Products Program Competitive Pricing......    28
   Section 9.7.     Establishment of Client Deposit Accounts.............    28
   Section 9.8.     Payment of ERO Charges...............................    29
   Section 9.9.     Adverse Action Notices...............................    29
   Section 9.10.    Handling Client Disputes.............................    29
   Section 9.11.    Supervision of Agents................................    29
   Section 9.12.    Agent Training Program...............................    29
   Section 9.13.    Compliance Program...................................    29
   Section 9.14.    Application and Disclosures..........................    30
   Section 9.15.    No Partial RALs......................................    30
   Section 9.16.    New Products.........................................    30
   Section 9.17.    Location of Check Processing Center..................    30
   Section 9.18.    Review of Applications...............................    30
   Section 9.19.    Delegation...........................................    30

ARTICLE X       DISTRIBUTION COVENANTS OF HSBC TFS.......................    31
   Section 10.1.    Forward Applicant Information File with Debt
                    Indicator Information to HSBC Bank...................    31
   Section 10.2.    Disbursement Check Printing Authorization............    31
   Section 10.3.    Direct Deposit of Settlement Product Funds...........    31
   Section 10.4.    Maintenance of Communication Lines...................    31
   Section 10.5.    Contingent Issuing of Disbursement Checks............    31
   Section 10.6.    Records Retention and Destruction....................    32
   Section 10.7.    Compliance with Laws.................................    32
   Section 10.8.    Float Adjustment.....................................    32
   Section 10.9.    File Sharing.........................................    32

ARTICLE XI      AGENCY RELATIONSHIP......................................    32
   Section 11.1.    Agency Relationship..................................    32
   Section 11.2.    Supervision and Regulation...........................    33
   Section 11.3.    Access to Block Company Offices and Audit Rights.....    33
   Section 11.4.    Block Agent Training Program.........................    34
   Section 11.5.    Compliance Program...................................    34
   Section 11.6.    Safety and Soundness.................................    36

ARTICLE XII     MARKETING OF SETTLEMENT PRODUCTS.........................    37
   Section 12.1.    Market Research......................................    37
   Section 12.2.    Marketing Expenses...................................    37
   Section 12.3.    Development, Review and Approval of Marketing
                    Materials............................................    37
   Section 12.4.    Marketing Resources..................................    38
   Section 12.5.    Sales Support........................................    38
   Section 12.6.    Quarterly Marketing Meetings.........................    38
   Section 12.7.    Marketing Efforts....................................    38

ARTICLE XIII    SETTLEMENT PRODUCTS PROGRAM SUPPORT......................    39
   Section 13.1.    Management and Technical Support.....................    39
   Section 13.2.    Outsourcing..........................................    39
   Section 13.3.    Technology Infrastructure and Support................    40
   Section 13.4.    Service Level Thresholds.............................    40
   Section 13.5.    Check Cashing Arrangements...........................    41
   Section 13.6.    Reporting by the HSBC Companies......................    42
   Section 13.7.    Operational Improvement..............................    42
   Section 13.8.    Technological Innovation.............................    42

ARTICLE XIV     ADDITIONAL HSBC COMPANIES' COVENANTS.....................    42
   Section 14.1.    Collection of Delinquent ERO Charges.................    42
   Section 14.2.    Incremental Bank Product Fee.........................    43
   Section 14.3.    [***]................................................    43
   Section 14.4.    [***]................................................    43
   Section 14.5.    [***]................................................    44
   Section 14.6.    RAC Fee..............................................    44
   Section 14.7.    Expense Reimbursement................................    45

   Section 14.8.    IRAL Origination System Servicing Level Threshold....    45
   Section 14.9.    RAL Origination System Payment.......................    46
   Section 14.10.   Put Option for Delinquent ERO Charges................    46
   Section 14.11.   Changes in HSBC Cross Collection Activities..........    46
   Section 14.12.   Paper Stock Reimbursement............................    47
   Section 14.13.   Cross-Sales..........................................    47
   Section 14.14.   Collection of Late Fees and Refund Account Fees......    47
   Section 14.15.   Government Relations.................................    48
   Section 14.16.   Disbursement Check Losses............................    48
   Section 14.17.   Retail Settlement Products Procedures................    48
   Section 14.18.   Data Security and Recovery...........................    48
   Section 14.19.   Prior Debt Indicator File............................    49
   Section 14.20.   Block Companies' Additional Costs....................    49

ARTICLE XV      INTELLECTUAL PROPERTY LICENSING AND DEVELOPMENT..........    49
   Section 15.1.    Licensing of Block Licensed Marks....................    49
   Section 15.2.    Licensing of HSBC Licensed Patents...................    50
   Section 15.3.    Licensing of HSBC Licensed Marks.....................    51
   Section 15.4.    Previously Developed Intellectual Property...........    51
   Section 15.5.    Jointly Developed Intellectual Property..............    52
   Section 15.6.    Notice of Intellectual Property Filings..............    54

ARTICLE XVI     CONFIDENTIALITY; FINANCIAL PRIVACY.......................    55
   Section 16.1.    Confidential Information.............................    55
   Section 16.2.    Privacy of Client and Consumer Information...........    55
   Section 16.3.    Conduct Prohibited...................................    56
   Section 16.4.    Sharing of Return and Application Data...............    56
   Section 16.5.    HSBC Information Screen..............................    57
   Section 16.6.    Confidentiality of Program Contracts.................    57

ARTICLE XVII    TERM AND TERMINATION.....................................    58
   Section 17.1.    Term; Renewal........................................    58
   Section 17.2.    Termination..........................................    59
   Section 17.3.    Effect of Termination................................    59
   Section 17.4.    Return of Confidential Information...................    60

ARTICLE XVIII   DEFAULT OF HSBC COMPANIES AND REMEDIES OF BLOCK
                COMPANIES................................................    60
   Section 18.1.    HSBC Events of Default...............................    60
   Section 18.2.    Remedies.............................................    61
   Section 18.3.    Default Rate.........................................    61
   Section 18.4.    Waiver...............................................    61

ARTICLE XIX     DEFAULT OF BLOCK COMPANIES AND REMEDIES OF HSBC
                COMPANIES................................................    62
   Section 19.1.    Block Events of Default..............................    62
   Section 19.2.    Remedies.............................................    63

   Section 19.3.    Default Rate.........................................    63
   Section 19.4.    Waiver...............................................    63

ARTICLE XX      GUARANTY.................................................    64
   Section 20.1.    Representations and Warranties of HSBC Finance.......    64
   Section 20.2.    HSBC Guaranty........................................    64
   Section 20.3.    Representations and Warranties of H&R Block..........    65
   Section 20.4.    Block Guaranty.......................................    65

ARTICLE XXI     ALTERNATIVE DISPUTE RESOLUTION...........................    66
   Section 21.1.    Negotiations by Senior Executives....................    66
   Section 21.2.    Mediation............................................    66
   Section 21.3.    Arbitration..........................................    67
   Section 21.4.    Qualified Mediator and Arbitrators...................    68
   Section 21.5.    Appointment of Mediator and Arbitrators..............    68
   Section 21.6.    Governing Rules; Discovery...........................    68
   Section 21.7.    Fees and Expenses....................................    68
   Section 21.8.    Remedies.............................................    69
   Section 21.9.    Preliminary Dispositive Issues.......................    69
   Section 21.10.   Limitation of Damages................................    69
   Section 21.11.   Statute of Limitations...............................    69
   Section 21.12.   Exception for Specific Performance or Injunctive
                    Relief...............................................    69

ARTICLE XXII    MISCELLANEOUS............................................    70
   Section 22.1.    Survival.............................................    70
   Section 22.2.    No Waivers; Remedies Cumulative......................    70
   Section 22.3.    Notices..............................................    70
   Section 22.4.    Severability.........................................    75
   Section 22.5.    Amendments and Waivers...............................    75
   Section 22.6.    Successors and Assigns...............................    75
   Section 22.7.    Headings.............................................    75
   Section 22.8.    Governing Law; Submission To Jurisdiction............    75
   Section 22.9.    Waiver of Jury Trial.................................    76
   Section 22.10.   Counterparts.........................................    76
   Section 22.11.   Entire Agreement.....................................    76
   Section 22.12.   Reinstatement........................................    76
   Section 22.13.   Advice of Counsel....................................    76
   Section 22.14.   No Strict Construction...............................    77
   Section 22.15.   Conflict of Terms....................................    77
   Section 22.16.   Further Execution....................................    77
   Section 22.17.   Expenses.............................................    77
   Section 22.18.   No Implied Relationship..............................    77
   Section 22.19.   No Third Party Beneficiaries.........................    77
   Section 22.20.   Force Majeure........................................    77
   Section 22.21.   Limitation of Scope of Representations and Warranties
                    and Other Disclosures................................    77

APPENDICES

   Appendix A           HSBC Appendix of Defined Terms and Rules of Construction

SCHEDULES

   Schedule 2.4(a)(1)   RAC Product Procedures
   Schedule 2.4(a)(2)   Classic RAL Product Procedures
   Schedule 2.4(a)(3)   IRAL Product Procedures
   Schedule 2.4(a)(4)   Denied Classic RAL Product Procedures
   Schedule 2.4(a)(5)   Denied IRAL Product Procedures
   Schedule 3.6         Intellectual Property - The Block Companies
   Schedule 4.6         Intellectual Property - The HSBC Companies
   Schedule 7.1         Block Agents' Roles and Responsibilities
   Schedule 9.3         Final Fees
   Schedule 9.4         Final Credit Criteria
   Schedule 9.5         Qualifying Procedures
   Schedule 12.3        Marketing Guidelines
   Schedule 13.4        Service Level Thresholds
   Schedule 13.6        Reporting by the HSBC Companies
   Schedule 14.6(a)     Block Company Offices RAC Fee
   Schedule 14.6(b)     Block Franchisee Offices RAC Fee
   Schedule 14.17       HSBC Bank's Roles and Responsibilities
   Schedule 15.1        Block Licensed Marks
   Schedule 15.2        HSBC Licensed Patents
   Schedule 15.3        HSBC Licensed Marks

             HSBC RETAIL SETTLEMENT PRODUCTS DISTRIBUTION AGREEMENT

     This HSBC Retail Settlement Products Distribution Agreement (this "Retail Distribution Agreement"), dated as of September 23, 2005, is made by and among the following parties:

HSBC Bank USA, National Association, a national banking association ("HSBC
Bank");

HSBC Taxpayer Financial Services Inc., a Delaware corporation ("HSBC TFS");

Beneficial Franchise Company Inc., a Delaware corporation ("Beneficial Franchise");

Household Tax Masters Acquisition Corporation, a Delaware corporation ("HTMAC");

H&R Block Services, Inc., a Missouri corporation ("Block Services");

H&R Block Tax Services, Inc., a Missouri corporation ("Block Tax Services");

H&R Block Enterprises, Inc., a Missouri corporation ("Block Enterprises");

H&R Block Eastern Enterprises, Inc., a Missouri corporation ("Block Eastern Enterprises");

H&R Block Digital Tax Solutions, LLC, a Delaware limited liability company ("Block Digital");

H&R Block and Associates, L.P., a Delaware limited partnership ("Block Associates");

HRB Royalty, Inc., a Delaware corporation ("Royalty");

HSBC Finance Corporation, a Delaware corporation ("HSBC Finance"); and

H&R Block, Inc., a Missouri corporation ("H&R Block").

                                    RECITALS

     A. Block Enterprises, Block Eastern Enterprises, and Block Associates provide income tax return preparation, electronic filing and related services to Clients through Block Company Offices throughout the United States.

     B. Block Tax Services is the franchisor of Block Franchisee Offices throughout the United States, and Block Associates and Royalty are the franchisors of Block Franchisee Offices in Texas.

     C. The Franchisees provide income tax return preparation, electronic filing and related services to Clients through Block Franchisee Offices throughout the United States.

     D. Block Digital provides income tax return preparation, electronic filing and related services to Clients through its TaxCut software and its website.

     E. HSBC Bank is engaged in the business of providing financial products and services.

     F. HSBC Bank desires to provide its Retail Settlement Products to Clients of Block Offices and Digital Settlement Products to Clients of the Block Digital Channel.

     G. HSBC Bank desires to engage each of Block Enterprises, Block Eastern Enterprises, Block Associates, and each Franchisee as its agent to distribute Retail Settlement Products through Block Offices, and to engage Block Digital as its agent to distribute Digital Settlement Products to Clients of the Block Digital Channel.

     H. HSBC Bank desires to engage HSBC TFS to act as the servicer of the Settlement Products.

     I. The HSBC Companies and the Block Companies are entering into the Settlement Products Program to expand both of their respective businesses.

     J. The HSBC Companies and the Block Companies are entering into this Retail Distribution Agreement and the other Program Contracts to set forth the terms and conditions of the Settlement Products Program.

     K. H&R Block is entering into this Retail Distribution Agreement solely to guarantee the financial Obligations of the Block Companies under the Program Contracts, and HSBC Finance is entering into this Retail Distribution Agreement solely to guarantee the financial Obligations of the HSBC Companies under the Program Contracts.

                                    AGREEMENT

     ACCORDINGLY, the parties to this Retail Distribution Agreement agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

     Section 1.1. Definitions. For all purposes of this Retail Distribution Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Appendix of Defined Terms and Rules of Construction attached to this Retail Distribution Agreement as APPENDIX A, which is hereby incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein. In the event that any definition specified in this Retail Distribution Agreement for any capitalized term is inconsistent with the definition specified for such term in the Appendix of Defined Terms and Rules of Construction attached to this Retail Distribution Agreement as APPENDIX A, the definition in the Appendix of Defined Terms and Rules of Construction attached to this Retail Distribution Agreement as APPENDIX A shall govern.

     Section 1.2. Rules of Construction. For all purposes of this Retail Distribution Agreement, unless the context otherwise requires, the rules of construction set forth in the Appendix of Defined Terms and Rules of Construction attached to this Retail Distribution Agreement as APPENDIX A shall apply to this Retail Distribution Agreement.

                                   ARTICLE II
               IDENTITIES AND ROLES OF PARTIES; PROGRAM CONTRACTS

     Section 2.1. Identities and Roles of Parties. During the Term of this Retail Distribution Agreement and the other Program Contracts, the parties hereto will participate in and contribute to the Settlement Products Program as follows (subject to the terms and conditions of this Retail Distribution Agreement and the other Program Contracts):

          (a) The Block Companies hereby appoint HSBC Bank to act as the exclusive originator (except as provided in Section 7.18) of, and HSBC Bank hereby accepts such appointment and agrees to offer, (i) Retail Settlement Products to Clients of Block Offices, and (ii) Digital Settlement Products to Clients of the Block Digital Channel.

          (b) HSBC TFS shall be the servicer for the Settlement Products Program, and shall service the Settlement Products originated by the Originator.

          (c) HSBC Bank hereby appoints Block Enterprises, Block Eastern Enterprises and Block Associates, and each such entity hereby accepts such appointment, effective July 1, 2006, to act as the agent of HSBC Bank for purposes of offering and distributing Retail Settlement Products to Clients of Block Company Offices during the Term of this Retail Distribution Agreement.

          (d) Pursuant to the terms of the Digital Distribution Agreement, HSBC Bank shall appoint Block Digital to act as the agent of HSBC Bank for purposes of offering and distributing Digital Settlement Products to Clients of the Block Digital Channel.

          (e) The Block Agents (in their individual capacity, not in their capacity as agents for HSBC Bank) shall be the tax return preparers for, and/or the EROs of, Clients of Block Company Offices.

          (f) Royalty shall license the Block Licensed Marks to the Originator and the Servicer for use in connection with the Settlement Products Program.

          (g) Beneficial Franchise shall license the HSBC Licensed Patents and the HSBC Licensed Marks to the Block Companies and the Franchisees for use in connection with the Settlement Products Program.

          (h) Block Services shall support the Settlement Products Program through the Block e-file Processing System.

          (i) Block Tax Services, Block Associates and Royalty shall use commercially reasonable efforts to cause their respective Franchisees to offer Retail Settlement Products through the Block Franchisee Offices.

     Section 2.2. Program Contracts. Simultaneous with the execution and delivery of this Retail Distribution Agreement, the following parties shall execute and deliver the following Program Contracts:

          (a) HSBC Bank and HSBC TFS, and Block Services and Block Digital, shall enter into the Digital Distribution Agreement;

          (b) HSBC Bank and HSBC TFS, and Block Services, Block Tax Services, Block Associates and Royalty, as applicable, shall enter into one or more Franchisee Distribution Agreements with each applicable Franchisee;

          (c) HSBC Bank, HSBC TFS, HTMAC and BFC shall enter into the Participation Agreement;

          (d) HSBC Bank, HSBC TFS, HTMAC and BFC shall enter into the Servicing Agreement;

          (e) HSBC Bank, HSBC TFS, HTMAC, and Beneficial Franchise, and Block Services, Block Tax Services, Block Enterprises, Block Eastern Enterprises, Block Digital, Block Associates, Royalty and BFC, shall enter into the Indemnification Agreement; and

          (f) The parties may enter into other Program Contracts related to the Settlement Products Program.

     Section 2.3. Responsibilities of the Parties.

          (a) Each party to this Retail Distribution Agreement shall use commercially reasonable efforts to cooperate with and assist the other parties in the development, marketing and operation of the Settlement Products Program.

          (b) HSBC Bank shall be responsible for originating the Settlement Products.

          (c) HSBC TFS shall be responsible for servicing the Settlement
Products.

          (d) Each Block Agent shall be responsible for offering and distributing the Retail Settlement Products in accordance with the Instructions of HSBC Bank and in accordance with the terms and conditions of this Retail Distribution Agreement.

          (e) Block Services shall be responsible for establishing and maintaining the Block e-file Processing System to support the Settlement Products Program as described in this Retail Distribution Agreement.

          (f) Each of the Block Agents, in its individual capacity, and not as agent for HSBC Bank, shall be responsible for its Tax Preparation Related Activities.

          (g) The parties to this Retail Distribution Agreement acknowledge that certain provisions of this Retail Distribution Agreement apply to Settlement Products being distributed under the Digital Distribution Agreement and the Franchisee Distribution Agreement.

     Section 2.4. Retail Settlement Products Procedures.

          (a) Except as otherwise provided in this Retail Distribution Agreement, the Originator shall offer the following Retail Settlement Products through the Block Agents at the Block Company Offices, and the Originator and the Block Agents shall comply with the following policies and procedures with respect to such products:

               (i) RACs, in accordance with the policies and procedures set forth on the RAC Product Procedures Schedule attached hereto as Schedule 2.4(a)(1);

               (ii) Classic RALs, in accordance with the policies and procedures set forth in the Classic RAL Product Procedures Schedule attached hereto as
Schedule 2.4(a)(2);

               (iii) IRALs, in accordance with the policies and procedures set forth in the IRAL Product Procedures Schedule attached hereto as Schedule 2.4(a)(3);

               (iv) with respect to an Application for a Classic RAL that becomes a Denied Classic RAL, the parties will follow the policies and procedures set forth on the Denied Classic RAL Product Procedures Schedule attached hereto as Schedule 2.4(a)(4); and

               (v) with respect to an Application for an IRAL that becomes a Denied IRAL, the parties will follow the policies and procedures set forth on the Denied IRAL Product Procedures Schedule attached hereto as Schedule 2.4(a)(5).

          (b) From time to time, HSBC Bank, HSBC TFS and the Block Agents may amend or modify any or all of the Retail Settlement Products Procedures Schedules. All such amendments or modifications shall be in writing and shall specify the date on which the amended schedule becomes effective. Each amended schedule shall be deemed to be a part of this Retail Distribution Agreement and shall be deemed incorporated herein, but shall apply only prospectively from the effective date thereof.

     Section 2.5. Block Agents' Right Not To Offer Settlement Products. Notwithstanding any other provision of this Retail Distribution Agreement or the other Program Contracts, the Block Agents may, in their sole discretion at any time and from time to time during the Term of this Retail Distribution Agreement, elect not to offer one or more Settlement Products in one or more states.

     Section 2.6. Corporate Reorganizations.

          (a) The Block Companies may assign their rights and obligations under this Retail Distribution Agreement to one or more Subsidiaries of H&R Block without the consent of the HSBC Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of H&R Block's Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any HSBC Company under this Retail Distribution Agreement, and (iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of H&R Block and (B) has the operational and financial capacity to meet all obligations of the assigning Block Company under this Retail Distribution Agreement contemplated to be assigned to it (a "Permitted Block Assignment"). The assigning Block

Companies shall provide each of the HSBC Companies at least sixty (60) days prior written notice of any contemplated Permitted Block Assignment. The parties hereto agree to amend this Retail Distribution Agreement to the extent necessary to reflect such Permitted Block Assignment.

          (b) The HSBC Companies may assign their rights and obligations under this Retail Distribution Agreement to one or more Subsidiaries of HSBC North American Holdings, Inc. without the consent of the Block Companies if (i) such assignment is desirable in connection with a reorganization of the business operations of HSBC North American Holdings, Inc.'s Subsidiaries, (ii) such contemplated assignment will not materially adversely affect any right or obligation of any Block Company under this Retail Distribution Agreement, and
(iii) the contemplated assignee (A) is a wholly owned (direct or indirect) Subsidiary of HSBC North American Holdings, Inc., (B) only with respect to any assignment by HSBC Bank under this Section 2.6(b), is a national bank or federal savings association and (C) has the operational and financial capacity to meet all obligations of the assigning HSBC Company under this Retail Distribution Agreement contemplated to be assigned to it (a "Permitted HSBC Assignment"). The assigning HSBC Companies shall provide each of the Block Companies at least sixty (60) days prior written notice of any contemplated Permitted HSBC Assignment. The parties hereto agree to amend this Retail Distribution Agreement to the extent necessary to reflect such Permitted HSBC Assignment.

     Section 2.7. Substitution of Originator.

          (a) In addition to the rights specified in Section 2.6(b), and not in limitation thereof, HSBC NA may assign its rights and Obligations under this Retail Distribution Agreement and the other Program Contracts:

               (i) to an Affiliate of HSBC NA that is a national bank or federal savings association, without the consent of the Block Companies;

               (ii) to an operating subsidiary of HSBC NA or of an Affiliate of HSBC NA that is a national bank or federal savings association, subject to the consent of the Block Companies, which consent shall not be unreasonably withheld; or

               (iii) to any other Affiliate of HSBC NA pursuant to a modified transactional structure, subject to the consent of the Block Companies in their sole discretion;

provided that the assignee has the financial capacity, and in the reasonable judgment of HSBC NA has the operational capacity, to meet all obligations of the Originator under this Retail Distribution Agreement and the other Program Contracts (hereinafter referred to as the "Successor Originator").

          (b) In the event that HSBC NA assigns its rights and obligations under this Retail Distribution Agreement and the other Program Contracts to a Successor Originator pursuant to the foregoing Section 2.7(a):

               (i) HSBC NA shall consult in good faith with the Block Companies with respect to the proposed assignment;

               (ii) the Successor Originator shall execute a counterpart of this Retail Distribution Agreement and any other Program Contract to which HSBC NA is a party, appoint the Agents as its agents for the Settlement Products Program, agree in writing to be bound by the terms and conditions of this Retail Distribution Agreement and such other Program Contracts, and execute such other agreements and documents as the Block Companies may reasonably request to evidence its acceptance of such assignment;

               (iii) upon execution by the Successor Originator of the agreements and documents contemplated by Section 2.7(b)(ii), the Successor Originator shall be substituted for HSBC NA as the Originator under this Retail Distribution Agreement and the other Program Contracts, and all references in this Retail Distribution Agreement and the other Program Contracts to HSBC Bank shall be deemed to refer to such Successor Originator, the appointment by HSBC NA of any Block Companies and Franchises as agents under any of the Program Contracts shall terminate, the parties shall amend the Program Contracts as necessary or appropriate to evidence such assignment, and, with respect to each Program Contract to which amendments are made, shall enter into a restated agreement;

               (iv) HSBC Finance Corporation, HSBC NA, or a direct or indirect parent company of HSBC NA reasonably acceptable to the Block Companies shall guaranty the Successor Originator's performance of its Obligations under this Retail Distribution Agreement and the other Program Contracts; and

               (v) HSBC NA shall pay all the cost and expenses (including attorneys fees) reasonably incurred by the Block Companies in regard to such assignment.

          (c) In the event of any permitted assignment under Section 2.7(a) and
(b) above, effective as of the effective date of such permitted assignment, HSBC NA shall no longer be a party to this Retail Distribution Agreement or the other Program Contracts and shall have no further obligations hereunder or thereunder, except for Obligations arising out of acts, omissions or conduct occurring prior to the effective date of such assignment.

                                  ARTICLE III
              REPRESENTATIONS AND WARRANTIES OF THE BLOCK COMPANIES

     To induce each HSBC Company to enter into this Retail Distribution Agreement and the other Program Contracts, as applicable, each Block Company, severally and not jointly, makes to each HSBC Company the following representations and warranties with respect to itself only, each and all of which are made as of the date hereof, and (except the representations and warranties in Section 3.6) as of each day during the Term of this Retail Distribution Agreement:

     Section 3.1. Existence and Organizational Power; Compliance with Organizational Documents. Such Block Company (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified as a foreign corporation, limited liability company or limited partnership, as the case may be, and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of the Settlement Products Program requires such qualification, except where the failure to be so qualified could not result in a Material Adverse Effect, (c) has the requisite organizational power and authority to encumber and operate its properties, (d) has all organizational powers necessary for the conduct of the Settlement Products Program as now conducted or as contemplated herein, and (e) is in full compliance with all provisions of its charter and organizational documents.

     Section 3.2. Governmental Approvals, Compliance with Laws and Compliance with Agreements with Third Parties. Such Block Company possesses in full force and effect all Governmental Approvals necessary for the conduct of the Settlement Products Program and is in compliance with all provisions of Law applicable to the Settlement Products Program, except where the failure to possess any such Governmental Approval or the failure of any such Governmental Approval to be in full force and effect or the failure to comply with such Law could not reasonably be expected to have a Material Adverse Effect. Such Block Company is not in breach of or in default under, or with respect to, any contract, agreement, lease or other instrument to which it is a party, or by which any of its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect.

     Section 3.3. Organizational and Governmental Approvals; No Contravention. The execution, delivery and performance by such Block Company of this Retail Distribution Agreement and the other Program Contracts to which it is a party, and the consummation of the transactions contemplated to occur hereunder and thereunder, (a) are within its organizational powers and have been duly authorized by all necessary organizational action, (b) require no Governmental Approval other than (i) such filings as have been made and are in full force and effect or (ii) approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect; (c) do not contravene, or constitute a default under (i) the organizational documents of such Block Company, (ii) any provision of Law, the violation of which could reasonably be expected to have a Material Adverse Effect, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon such Block Company, the violation of which could reasonably be expected to have a Material Adverse Effect, and (d) do not result in the creation or imposition of any Lien on any asset of such Block Company, the creation or imposition of which could reasonably be expected to have a Material Adverse Effect. Such Block Company is not, and has not been in the past five (5) years subject to any agreement, understanding, consent or order with any Governmental Authority, court or self-regulatory trade or professional organization that would prevent its consummation of this Retail Distribution Agreement.

     Section 3.4. Binding Effect. This Retail Distribution Agreement and each of the Program Contracts to which such Block Company is a party constitutes a valid and binding agreement of such Block Company, in each case enforceable in accordance with its terms, subject to (a) the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and (b) the effect of general principles of equity, whether applied by a court of equity or law.

     Section 3.5. Full Disclosure. All factual information (taken as a whole) furnished by or on behalf of such Block Company in writing to any HSBC Company in connection with this Retail Distribution Agreement, or any other Program Contract or any of the transactions contemplated hereby or thereby, including all information and materials delivered to any HSBC Company or its respective counsel, is true and accurate in all respects on the date as of which such information is dated or certified and does not omit any fact necessary to make such information (taken as a whole) not misleading in any respect at such time in light of the circumstances under which such information was provided.

     Section 3.6. Intellectual Property. Schedule 3.6 contains a true and complete list of all Intellectual Property and applications therefor related to the Settlement Products Program as now conducted by such Block Company or proposed to be conducted by such Block Company. Such Block Company owns, licenses or otherwise has acquired the right to use all Intellectual Property listed on Schedule 3.6, and, to its knowledge, is not infringing, misappropriating, diluting or violating any third party's rights as a result of the use of such Intellectual Property.

     Section 3.7. Representations and Warranties Incorporated from Other Program Contracts. Each of the representations and warranties made in the other Program Contracts by such Block Company with respect to only itself is true and correct in all respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

                                   ARTICLE IV
              REPRESENTATIONS AND WARRANTIES OF THE HSBC COMPANIES

     To induce each Block Company to enter into this Retail Distribution Agreement and the other Program Contracts, as applicable, each HSBC Company, severally and not jointly, makes to each Block Company the following representations and warranties (except the representations and warranties in Sections 4.8 and 4.9, which are only made by HSBC Bank) with respect to itself only, each and all of which are made as of the date hereof, and (except the representations and warranties in Section 4.6) as of each day during the Term of this Retail Distribution Agreement:

     Section 4.1. Existence and Organizational Power; Compliance with Organizational Documents. Such HSBC Company (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) is duly qualified as a foreign corporation, and is in good standing in each other jurisdiction where its ownership or lease of property or the conduct of the Settlement Products Program requires such qualification, except where the failure to be so qualified could not result in a Material Adverse Effect, (c) has the requisite organizational power and authority to encumber and operate its properties, (d) has all organizational powers necessary for the conduct of the Settlement Products Program as now conducted or as contemplated herein, and (e) is in full compliance with all provisions of its charter and organizational documents.

     Section 4.2. Governmental Approvals, Compliance with Laws and Compliance with Agreements with Third Parties. Such HSBC Company possesses in full force and effect all Governmental Approvals necessary for the conduct of the Settlement Products Program and is in compliance with all provisions of Law applicable to the Settlement Products Program, except where the failure to possess any such Governmental Approval or the failure of any such Governmental Approval to be in full force and effect or the failure to comply with such Law could not reasonably be expected to have a Material Adverse Effect. Such HSBC Company is not in breach of or in default under, or with respect to, any contract, agreement, lease or other instrument to which it is a party or by which any of its property is bound or affected, which breach or default could reasonably be expected to have a Material Adverse Effect.

     Section 4.3. Organizational and Governmental Approvals; No Contravention. The execution, delivery and performance by such HSBC Company of this Retail Distribution Agreement and the other Program Contracts to which it is a party, and the consummation of the transactions contemplated to occur hereunder and thereunder, (a) are within its organizational powers and have been duly authorized by all necessary organizational action, (b) require no Governmental Approval other than (i) such filings as have been made and are in full force and effect or (ii) approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect, (c) do not contravene, or constitute a default under (i) the organizational documents of such HSBC Company, (ii) any provision of Law, the violation of which could reasonably be expected to have a Material Adverse Effect or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon such HSBC Company, the violation of which could reasonably be expected to have a Material Adverse Effect, and (d) do not result in the creation or imposition of any Lien on any asset of such HSBC Company, the creation or imposition of which could reasonably be expected to have a Material Adverse Effect. Such HSBC Company is not, and has not been in the past five (5) years subject to any agreement, understanding, consent or order with any Governmental Authority, court or self-regulatory trade or professional organization that would prevent its consummation of this Retail Distribution Agreement.

     Section 4.4. Binding Effect. This Retail Distribution Agreement and each of the Program Contracts to which such HSBC Company is a party constitutes a valid and binding agreement of such HSBC Company, in each case enforceable in accordance with its terms, subject to (a) the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and (b) the effect of general principles of equity, whether applied by a court of equity or law.

     Section 4.5. Full Disclosure. All factual information (taken as a whole) furnished by or on behalf of such HSBC Company in writing to any Block Company in connection with this Retail Distribution Agreement, any other Program Contract or any of the transactions contemplated hereby or thereby, including all information and materials delivered to any Block Company or its respective counsel, is true and accurate in all respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any respect at such time in light of the circumstances under which such information was provided.

     Section 4.6. Intellectual Property. Schedule 4.6 contains a true and complete list of all Intellectual Property and applications therefor related to the Settlement Products Program as now conducted by such HSBC Company or proposed to be conducted by such HSBC Company. Such HSBC Company owns, licenses or otherwise has acquired the right to use all Intellectual Property listed on
Schedule 4.6, and, to its knowledge, is not infringing, misappropriating, diluting or violating any third party's rights as a result of the use of such Intellectual Property.

     Section 4.7. Representations and Warranties Incorporated from Other Program Contracts. Each of the representations and warranties made in the other Program Contracts by such HSBC Company with respect to only itself is true and correct in all respects, and such representations and warranties are hereby incorporated herein by reference with the same effect as though set forth in their entirety herein, as qualified therein.

     Section 4.8. Organization as a National Bank. HSBC Bank is a national bank duly organized and validly existing under the laws of the United States of America and has its principal banking office located in the State of Delaware.

     Section 4.9. FDIC Insurance. HSBC Bank's deposits are insured by the FDIC to the maximum extent permitted by Law.

                                   ARTICLE V
                    GENERAL COVENANTS OF THE BLOCK COMPANIES

     Each Block Company covenants and agrees, severally and not jointly, with each HSBC Company as follows during the Term of this Retail Distribution Agreement, with respect to itself only:

     Section 5.1. Conduct of Settlement Products Program and Maintenance of Existence. Such Block Company shall conduct its activities with respect to the Settlement Products Program as contemplated herein, and will preserve, renew and keep in full force and effect its corporate, limited liability company or limited partnership existence, as the case may be, and its rights, privileges and franchises necessary or desirable in the normal conduct of the Settlement Products Program.

     Section 5.2. Maintenance of Assets and Properties. Such Block Company shall keep all of its assets and properties useful and necessary in the Settlement Products Program in good working order and condition, ordinary wear and tear excepted, and will cause to be made all appropriate repairs, renewals and replacements thereof.

     Section 5.3. Defaults and other Material Events. As soon as practicable, and in any event within ten (10) Business Days after any senior officer of such Block Company obtains knowledge of the existence of any event that could reasonably be expected to have a Material Adverse Effect on the Settlement Products Program or of any Block Event of Default, such Block Company shall provide telephonic or telecopied notice specifying the nature of such event or Block Event of Default, including the anticipated effect thereof, which notice if given telephonically shall be promptly confirmed in writing the next day.

     Section 5.4. Litigation. Such Block Company shall provide written notice, as soon as practicable, and in any event within five (5) Business Days after any senior officer of such Block Company obtains knowledge of any significant Litigation filed by any third party or threatened in writing by any Governmental Authority against such Block Company relating to the Settlement Products Program, to be extent permitted by applicable Law.

     Section 5.5. Future Information. All information furnished by or on behalf of any such Block Company to any HSBC Company on and after the date hereof in connection with or pursuant to any Program Contract ("Block Program Information") shall, at the time the same is so furnished, but in the case of Block Program Information dated as of a prior date, as of such date, (a) in the case of any such Block Program Information prepared in the ordinary course of business, be complete and correct in all respects in the light of the purpose prepared, and, in the case of any such Block Program Information required by the terms any Program Contract or the preparation of which was requested by any HSBC Company, be complete and correct in all respects to the extent necessary to give true and accurate knowledge of the subject matter thereof, and (b) not contain any untrue statement of a fact or omit to state any fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading, and the furnishing of the same to any HSBC Company shall constitute a representation and warranty by such Block Company with respect to the matters specified in clauses (a) and (b). Following the date hereof, if any Block Program Information previously delivered hereunder is deemed by such disclosing Block Company to be erroneous and such error was not due to any intentional or willful conduct of such Block Company and could reasonably result in a Material Adverse Effect, such disclosing Block Company may deliver to the appropriate HSBC Company corrected Block Program Information within ten (10) Business Days following the date on which such Block Company first became aware of such erroneous Block Program Information. Such corrected Block Program Information shall be deemed to be an amendment of the erroneous Block Program Information and the initial failure to deliver the correct Block Program Information shall be waived by such HSBC Company concurrent with delivery thereof.

     Section 5.6. Compliance with Laws. Such Block Company shall (a) comply with all Laws applicable to the Settlement Products Program, if noncompliance with such Laws could reasonably be expected to have a Material Adverse Effect, (b) conform with and duly observe in all respects all Laws and all other valid requirements of any regulatory authority with respect to the conduct of the Settlement Products Program, if nonconformity with such Laws or other valid requirements could reasonably be expected to have a Material Adverse Effect, and
(c) obtain and maintain all professional and other licenses, permits, certifications and approvals of all applicable Governmental Authorities for such Block Company to carry out its obligations hereunder as are required for the conduct of the Settlement Products Program as herein contemplated, if failure to do so could reasonably be expected to have a Material Adverse Effect.

     Section 5.7. Non-Solicitation of HSBC Companies' Employees. During the Term of this Retail Distribution Agreement and for a period of twelve (12) months after the termination or expiration of this Retail Distribution Agreement, the Block Companies and their Affiliates shall not (a) induce or attempt to induce any employee of the HSBC Companies with a rank of manager or higher who has direct knowledge of or responsibility for the Settlement Products Program or any portion thereof to leave the employ of the HSBC Companies, or in any way interfere with the relationship between the HSBC Companies and such employee thereof or (b) hire any previous employee of the HSBC Companies who held a rank of manager or higher and who has direct knowledge of or had responsibility for the Settlement Products Program or any portion thereof, at any time during the Term of this Retail Distribution Agreement or during the twelve (12) month period immediately preceding the Term of this Retail Distribution Agreement, either directly or indirectly, individually or as an employee, contractor, consultant, partner, member, officer, director or stockholder (other than as a stockholder of less than 5% of the equities of a publicly traded corporation) or in any other capacity for any Person. Notwithstanding anything to the contrary herein, it shall not be a violation of this Section 5.7, if such an employee of the HSBC Companies, without being contacted by the Block Companies or their Affiliates or any Person at the direction or on behalf of the Block Companies or their Affiliates, answers a general public advertisement for employment offered to the general public by the Block Companies or their Affiliates.

     Section 5.8. Franchisees in Settlement Products Program. Block Tax Services, Royalty and Block Associates shall use commercially reasonable efforts to cause their respective Franchisees to offer Retail Settlement Products through the Block Franchisee Offices and Block Tax Services and Block Associates shall provide the means for each of their respective Franchisees to agree to be bound by the terms of its Franchisee Distribution Agreement.

     Section 5.9. File Sharing. Except as otherwise agreed to, the Block Companies may not access or decode the Processing Files provided to any of them by HSBC TFS, except in response to, and to fulfill, a Client's request for a Settlement Product and to provide appropriate disclosures with respect to such Settlement Product, and in such case by only utilizing software provided by HSBC TFS to access or decode such Processing Files.

     Section 5.10. Block Franchisee Policies and Procedures. The Franchisors shall incorporate within the Block Franchisee Policies and Procedures applicable to the Franchisees, Settlement Products Program policies and procedures substantially similar to those applicable to the Block Agents under this Retail Distribution Agreement with respect to the offering of Settlement Products (including the Instructions and those provisions under Article VII, except
Section 7.18, of this Retail Distribution Agreement, to the extent applicable to a Franchisee), and as HSBC Bank may reasonably request.

     Section 5.11. Representatives. Each Block Agent shall ensure that its Representatives comply with the Instructions and the terms and conditions of this Retail Distribution Agreement. The Block Agents shall not be responsible, however, for determining whether the Retail Settlement Products and the offering, originating or servicing of the Retail Settlement Products, comply with all applicable Laws.

     Section 5.12. Clarification. For the avoidance of doubt, the obligation of the Block Agents to assure that their activities and the activities of their Representatives are in compliance with Law and the Instructions as provided in the Program Contracts shall not be affected by any failure or alleged failure of the HSBC Companies to monitor, audit or supervise the activities of the Block Agents or their Representatives as provided in the Program Contracts, it being the intention of the parties that HSBC Bank shall not be responsible for any failure of the Block Agents to assure that their activities and the activities of their Representatives are in compliance with Law and the Instructions as provided in the Program Contracts.

                                   ARTICLE VI
                     GENERAL COVENANTS OF THE HSBC COMPANIES

     Each HSBC Company covenants and agrees, severally and not jointly, with each Block Company as follows during the Term of this Retail Distribution Agreement (except with respect to the Obligations of the HSBC Companies under Section 6.11, which shall become effective on the Business Day immediately following the date of this Retail Distribution Agreement), with respect to itself only:

     Section 6.1. Conduct of Settlement Products Program and Maintenance of Existence. Such HSBC Company shall conduct its activities with respect to the Settlement Products Program as contemplated herein, and will preserve, renew and keep in full force and effect its corporate existence and its rights, privileges and franchises necessary or desirable in the normal conduct of the Settlement Products Program.

     Section 6.2. Maintenance of Assets and Properties. Such HSBC Company will keep all of its assets and properties useful and necessary in the Settlement Products Program in good working order and condition, ordinary wear and tear excepted, and will cause to be made all appropriate repairs, renewals and replacements thereof.

     Section 6.3. Defaults and other Material Events. As soon as practicable, and in any event within ten (10) Business Days after any senior officer of such HSBC Company obtains knowledge of the existence of any event that could reasonably be expected to have a Material Adverse Effect on the Settlement Products Program or of any HSBC Event of Default, such HSBC Company shall provide telephonic or telegraphic notice specifying the nature of such event or HSBC Event of Default, including the anticipated effect thereof, which notice, if given telephonically shall be promptly confirmed in writing the next day.

     Section 6.4. Litigation. Such HSBC Company shall provide written notice, as soon as practicable, and in any event within five (5) Business Days after any senior officer of such HSBC Company obtains knowledge of any significant Litigation filed by any third party or threatened in writing by any Governmental Authority against such HSBC Company relating to the Settlement Products Program, to the extent permitted by applicable Law.

     Section 6.5. Future Information. All information furnished by or on behalf of such HSBC Company to any Block Company on and after the date hereof in connection with any Program Contract ("HSBC Program Information") shall, at the time the same is so furnished, but in the case of HSBC Program Information dated as of a prior date, as of such date, (a) in the case of any such HSBC Program Information prepared in the ordinary course of business, be complete and correct in all respects in the light of the purpose prepared, and, in the case of any such HSBC Program Information required by the terms of any Program Contract or the preparation of which was requested by any Block Company, be complete and correct in all respects to the extent necessary to give true and accurate knowledge of the subject matter thereof, and (b) not contain any untrue statement of a fact or omit to state any fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading, and the furnishing of the same to any Block Company shall constitute a representation and warranty by such HSBC Company with respect to the matters specified in clauses (a) and (b). Following the date hereof, if any HSBC Program Information previously delivered hereunder is deemed by such disclosing HSBC Company to be erroneous and such error was not due to any intentional or willful conduct of such HSBC Company and could not reasonably result in a Material Adverse Effect, such disclosing HSBC Company may deliver to the appropriate Block Company corrected HSBC Program Information within ten (10) Business Days following the date on which such HSBC Company first became aware of such erroneous HSBC Program Information. Such corrected HSBC Program Information shall be deemed to be an amendment of the erroneous HSBC Program Information and the initial failure to deliver the correct HSBC Program Information shall be waived by such Block Company concurrent with delivery thereof.

     Section 6.6. Compliance with Laws. Such HSBC Company shall (a) comply with all Laws applicable to the Settlement Products Program, if noncompliance with such Laws could reasonably be expected to have a Material Adverse Effect, (b) conform with and duly observe in all respects all Laws and all other valid requirements of any regulatory authority with respect to the conduct of the Settlement Products Program, if nonconformity with such Laws or other valid requirements could reasonably be expected to have a Material Adverse Effect, and
(c) obtain and maintain all professional and other licenses, permits, certifications and approvals of all applicable Governmental Authorities for such HSBC Company to carry out its obligations hereunder as are required for the conduct of the Settlement Products Program herein contemplated, if failure to do so could reasonably be expected to have a Material Adverse Effect.

     Section 6.7. Inspection of Property, Books and Records. Such HSBC Company shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions and activities in relation to the Settlement Products Program and the obligations and duties of such HSBC Company pursuant to this Retail Distribution Agreement or the other Program Contracts and shall permit each Block Company and its Representatives, upon such Block Company's own initiative and expense, to visit any HSBC Company location, to examine and make abstracts or copies from any of its books and records, to conduct an audit and analysis of its accounts and to discuss such records and accounts with its Representatives, all only with respect to and as such shall relate to the Settlement Products Program or the obligations and duties of such HSBC Company pursuant to this Retail Distribution Agreement or the other Program Contracts, all at such reasonable times and as often as may reasonably desire; provided, however, so long as no HSBC Event of Default shall have occurred and be continuing, such Block Company shall have provided such HSBC Company with reasonable prior notice.

     Section 6.8. Non-Competition; Non-Solicitation; Exclusivity.

          (a) During the Term of this Retail Distribution Agreement and for a period of ten (10) years after the termination or expiration of this Retail Distribution Agreement:

               (i) The HSBC Companies and their Affiliates shall not, directly or indirectly, in any manner whatsoever, use for any purpose any Settlement Product Client information, except in accordance with this Retail Distribution Agreement and the other Program Contracts or with the consent of the Block Companies in their discretion.

               (ii) Subject to Section 14.13, the HSBC Companies and their Affiliates shall have the right to use mailing lists and customer lists derived from sources other than the Block Companies for purposes of soliciting customers with respect to any service or product other than the sale or offering of any refund anticipation loan, refund anticipation check or Preseason Loan, and shall have no obligation to de-dupe Settlement Products Clients from such solicitations.

               (iii) The HSBC Companies and their Affiliates shall have the right to use mailing lists and customer lists derived from sources other than the Block Companies for purposes of soliciting customers with respect to the sale or offering of any refund anticipation loan, refund anticipation check or Preseason Loan; provided, however, that the HSBC Companies and their Affiliates shall de-dupe Settlement Products Clients from any such solicitation in accordance with the following:

                    (A) During the Term of this Retail Distribution Agreement, the HSBC Companies and their Affiliates shall de-dupe Settlement Products Clients who were recorded in the HSBC Datahouse as Settlement Products Clients during the most recent completed year of the Term of this Retail Distribution Agreement; and

                    (B) During the ten (10) years after the termination or expiration of this Retail Distribution Agreement, the HSBC Companies and their Affiliates shall de-dupe Settlement Products Clients who were recorded in the HSBC Datahouse as Settlement Products Clients during the last year of the Term of this Retail Distribution Agreement.

               (iv) The HSBC Companies and their Affiliates conducting business in the United States shall not, directly or indirectly, sell, transfer, hypothecate, rent or permit any other Person to possess any list comprised or substantially comprised of Settlement Products Clients, or any information contained therein.

               (v) The HSBC Companies and their Affiliates conducting business in the United States shall not, directly or indirectly, in any manner whatsoever, engage in any activity that has the purpose or effect of transitioning Settlement Products Clients to a tax return preparer other than the Block Companies, other than at a Client's explicit request without any solicitation by any such HSBC Company, Affiliate or any HSBC Company Representative with respect thereto.

               (vi) The HSBC Companies and their Affiliates shall maintain records of its sources of mailing lists and customer lists, and documentary evidence of the performance of their de-duping obligations pursuant to this
Section 6.8(a). The Block Companies shall have the audit and inspection rights set forth in Section 6.7 to the extent necessary to verify the records and documentary described in the immediately preceding sentence.

          (b) During the Term of this Retail Distribution Agreement, each HSBC Company and its Affiliates conducting business in the United States shall not, directly or indirectly, in any manner whatsoever, engage in the business of preparing (including preparation through any digital means) federal or state income tax returns for clients (except HSBC Tax Clients) filing income tax returns in the United States, in competition with the tax return preparation business of the Block Companies; provided, however, that if any HSBC Company or any of its Affiliates acquires a Person engaged in a business that would violate the provisions of this Section 6.8(b) if the HSBC Companies or its Affiliates engaged in such business (the "Competitive Business"), such HSBC Company or Affiliate shall divest or discontinue such Competitive Business in its entirety in accordance with the following procedures:

               (i) In the event that any HSBC Company or any of its Affiliates ("Divesting Party") is required to divest a Competitive Business pursuant to this Section 6.8(b), such Divesting Party shall deliver to the Block Companies no later than fifteen (15) days following the consummation of the acquisition by the Divesting Party of the Competitive Business a written notice setting forth a description in reasonable detail of the Competitive Business and shall provide to the Block Companies such information as the Block Companies may reasonably request with respect to the Competitive Business, subject to the entry by the Block Companies into a confidentiality agreement in form and substance reasonably acceptable to the Divesting Party. The Block Companies and the Divesting Party shall negotiate in good faith to determine whether they are able to agree on the terms and conditions (including purchase price) of a divestiture of the Competitive Business to the Block Companies. If the Block Companies and the Divesting Party enter into a memorandum of understanding or a non-binding letter of intent with respect to such divestiture within fifteen (15) days from the commencement of negotiations, and enter into a binding definitive agreement within forty-five (45) days from the commencement of negotiations, the parties shall consummate the divestiture in accordance with such agreement.

               (ii) In the event that the Block Companies and the Divesting Party are unable to enter into a memorandum of understanding or a non-binding letter of intent with respect to such divestiture within fifteen (15) days from the commencement of negotiations, or are unable to enter into a binding definitive agreement within forty-five (45) days of the commencement of negotiations, or in the event that the Block Companies shall deliver written notice to the Divesting Party that the Block Companies do not have an interest in pursuing the acquisition of the Competitive Business, the Divesting Party may obtain an offer in writing from a third party for the sale of such Competitive Business no later than thirty (30) days from the expiration of the applicable period or the delivery of such notice from the Block Companies, as the case may be.

               (iii) Upon receipt of a written offer from a third party that the Divesting Party reasonably believes is a bona-fide proposal that is reasonably likely to result in the sale of the Competitive Business, the Divesting Party shall give the Block Companies written notice of the terms of such proposal (the "Transfer Notice") within five (5) Business Days after receipt thereof, which Transfer Notice shall include (i) a description of the assets to be transferred,
(ii) the identity of the prospective transferee(s) and (iii) the consideration and the material terms and conditions upon which the proposed sale is to be made. The Transfer Notice shall include a statement that the Divesting Party has received a written proposal that the Divesting Party believes is a bona fide proposal that is reasonably likely to result in the sale of the Competitive Business. The Transfer Notice shall also include a copy of any written proposal, term sheet or letter of intent or other agreement containing the material terms and conditions of the proposal.

               (iv) The Block Companies shall have an option for a period of fifteen (15) days from receipt of a Transfer Notice (the "Block Companies Notice Period") to elect to purchase the Competitive Business at the same price and subject to the same material terms and conditions as described in the Transfer Notice. The Block Companies may exercise such purchase option by providing written notice to the Divesting Party of such election prior to the expiration of the Block Companies Notice Period. If the Block Companies give the Divesting Party notice that they desire to purchase the Competitive Business, then the Block Companies shall use commercially reasonable efforts to enter into a definitive written agreement with the Divesting Party to purchase the Competitive Business at the same price and subject to the same material terms as described in the Transfer Notice, within thirty (30) days after the Block Companies' receipt of the Transfer Notice, and to close the transaction pursuant to such definitive agreement. If the Block Companies are unable to do so, the Divesting Party may sell the Competitive Business to the prospective purchaser at the same price and subject to the same material terms as described in the Transfer Notice no later than one hundred eighty (180) days from the expiration of the applicable period or the delivery of such notice from the Block Companies, as the case may be, subject to extension to the extent reasonably necessary to accommodate regulatory requirements. If the Divesting Party does not consummate such sale of the Competitive Business to the prospective purchaser, the Block Parties' purchase rights shall continue to be applicable to any subsequent proposal to acquire the Competitive Business.

               (v) Until the Divesting Party shall consummate the sale of the Competitive Business, the HSBC Companies and its Affiliates shall maintain the Competitive Business as a separate business from the other businesses of the HSBC Companies and its Affiliates without any integration, in whole or in part, of the Competitive Business into any other business of the HSBC Companies and its Affiliates.

          (c) During the Term of this Retail Distribution Agreement, each HSBC Company and its Affiliates conducting business in the United States shall not, directly or indirectly, in any manner whatsoever, engage in the business of preparing (including preparation through any digital means) personal income tax returns for clients filing United States or foreign income tax returns outside of the United States (excluding HSBC Tax Clients), unless (i) it has given the Block Companies six (6) months' prior written notice of its intention to engage in such tax return business internationally, (ii) it has used commercially reasonable efforts to negotiate and enter into a partnership or joint venture with the Block Companies to conduct such international tax return preparation business with the Block Companies and (iii) the Block Companies and such HSBC Company are unable to arrive at an agreement to enter into such partnership or joint venture.

          (d) In the event that at any time during the two (2) full Tax Periods immediately following the termination or expiration of this Retail Distribution Agreement (each, a "Subsequent Tax Period"), any HSBC Company or any of its Affiliate prepares (including preparation through any digital means) federal or state personal income tax returns for a client (excluding HSBC Tax Clients) that was a Settlement Products Client during the Tax Period included within the year in which this Retail Distribution Agreement is terminated or expires (each, a "Final Tax Period Client"), then, no later than thirty (30) days following the end of each Subsequent Tax Period, HSBC TFS shall pay the Block Enterprise Entities an amount, in the aggregate, equal to the product of (i) Fifty Dollars ($50) multiplied by (ii) the number of Final

Tax Period Clients for whom any HSBC Company or any of its Affiliates prepared (including preparation through any digital means) federal or state personal income tax returns during such Subsequent Tax Period. Such amounts shall be paid via ACH credit to an account designated in writing by the Block Enterprise Entities. No later than fifteen (15) days following the end of each Subsequent Tax Period, the HSBC Companies shall provide the Block Companies a true and correct report setting forth the number of Final Tax Period Clients for such Subsequent Tax Period. The Block Companies shall have the audit and inspection rights set forth in Section 6.7, to the extent necessary to verify the accuracy and completeness of the report described in the immediately preceding sentence.

     Section 6.9. Non-Solicitation of Block Companies' Employees. During the Term of this Retail Distribution Agreement and for a period of twelve (12) months after the termination or expiration of this Retail Distribution Agreement, the HSBC Companies and their Affiliates shall not (a) induce or attempt to induce any non-field employee of the Block Companies with a rank of manager or higher who has direct knowledge of or responsibility for the Settlement Products Program or any portion thereof to leave the employ of the Block Companies, or in any way interfere with the relationship between the Block Companies and such employee thereof or (b) hire any previous non-field employee of the Block Companies who held a rank of manager or higher and who has direct knowledge of or had responsibility for the Settlement Products Program or any portion thereof, at any time during the Term of this Retail Distribution Agreement or during the twelve (12) month period immediately preceding the Term of this Retail Distribution Agreement, either directly or indirectly, individually or as an employee, contractor, consultant, partner, member, officer, director or stockholder (other than as a stockholder of less than 5% of the equities of a publicly traded corporation) or in any other capacity for any Person. Notwithstanding anything to the contrary herein, it shall not be a violation of this Section 6.9, if such an employee of the Block Companies, without being contacted by the HSBC Companies or their Affiliates or any Person at the direction or on behalf of the HSBC Companies or their Affiliates, answers a general public advertisement for employment offered to the general public by the HSBC Companies or their Affiliates.

     Section 6.10. SAS 70.

          (a) The HSBC Companies shall provide the Block Companies with a Type II SAS 70 report (or any equivalent thereof or successor thereto) within sixty
(60) days after the end of each calendar year during the Term of this Retail Distribution Agreement. This SAS 70 Type II Report (or any equivalent thereof or successor thereto) is necessary in order to permit the Block Companies' management to perform an adequate assessment of internal control over financial reporting (and to permit the Block Companies' auditors to audit the Block Companies' internal control over financial reporting and management's assessment thereof). The HSBC Companies and the Block Companies shall split equally expenses incurred by the HSBC Companies in connection with the preparation of the Type II SAS 70 Report; provided the Block Companies' portion of such expenses shall not exceed Fifty Thousand Dollars ($50,000) in any year of the Term of the Retail Distribution Agreement.

          (b) Such SAS 70 Type II Report (or any equivalent thereof or successor thereto) must be prepared by the HSBC Companies' independent auditors in accordance with Statement on Auditing Standards No. 70, Service Organizations ("SAS 70") (or any equivalent thereof or successor thereto), and must include an opinion with respect to the controls that are in effect at the HSBC Companies over the practices and procedures relating to the HSBC Companies' performance of such services under the Program Contracts.

          (c) The HSBC Companies will, and will use commercially reasonable efforts to cause its external auditors to, provide information to the Block Companies' officers and its external auditors, as the case may be, in order to allow each of them to perform the procedures that are required by generally accepted auditing standards, including, without limitation, PCAOB Auditing Standard No. 2, by Section 404 of the Sarbanes-Oxley Act and by the rules promulgated thereunder with respect to (i) the SAS 70 Type II Report (or any equivalent thereof or successor thereto) delivered in accordance with this
Section 6.10 and (ii) the controls to which such report relates.

          (d) The costs of any corrective actions taken as a result of Type II SAS 70 Reports will be paid by the HSBC Companies, except to the extent the corrective actions relate to a program or procedure of the Block Companies that the HSBC Companies are following based on written direction from the Block Companies.

     Section 6.11. Signing Bonus.

          (a) Contemporaneous with the execution of the Program Contracts, HSBC TFS shall immediately pay the Block Enterprise Entities [***] (the "Signing Bonus"). The Signing Bonus shall be payable via wire transfer of immediately available funds to an account designated in writing by the Block Enterprise Entities.

          (b) Portions of the Signing Bonus shall be refunded to HSBC TFS by Block Services only as follows:

               (i) in the event of [***] to HSBC TFS within thirty (30) days after the occurrence of such event;

               (ii) in the event of [***] to HSBC TFS within thirty (30) days after the occurrence of such event;

               (iii) in the event of [***] to HSBC TFS within thirty (30) days after the occurrence of such event;

               (iv) in the event of [***] to HSBC TFS within thirty (30) days after the occurrence of such event; and

               (v) in the event of [***] to HSBC TFS within thirty (30) days after the occurrence of such event.

Any refund of any portion of the Signing Bonus or any portion thereof hereunder shall be made via ACH credit to an account designated in writing by HSBC TFS.

                                   ARTICLE VII
                   DISTRIBUTION COVENANTS OF THE BLOCK AGENTS

     Each Block Agent hereby covenants and agrees during the Term of this Retail Distribution Agreement, severally and not jointly, as follows, with respect to itself only:

     Section 7.1. Retail Settlement Products Procedures. Subject to the terms of
Article VII, each Block Agent shall perform, in a commercially reasonable manner, all of the tasks and duties set forth in (a) the Retail Settlement Products Procedures Schedules that are to be performed by such Block Agent with respect to each Retail Settlement Product, and (b) the Block Agents' Roles and Responsibilities Schedule attached hereto as Schedule 7.1.

     Section 7.2. Preparation and Filing of Returns. Each Block Agent, individually and not in its capacity as agent, shall prepare and file Returns for Clients in accordance with its normal business practices. In connection with each Return with respect to which the Applicant is applying for a Retail Settlement Product, each Block Agent shall insert in the applicable location on such Return the account number of the Applicant's Deposit Account, which account number shall consist of an eight digit prefix provided by HSBC Bank to the Block Agent, followed by the primary social security number of the Applicant. Each Block Agent shall indicate on such Return that the Deposit Account is a checking account.

     Section 7.3. Compliance with Laws. Subject to the last sentence of Section 12.3, each Block Agent shall comply with all Laws applicable to it in connection with its Tax Preparation Related Activities and advertising and marketing activities, and as may be provided in the Instructions.

     Section 7.4. Other Block Agent Duties. Each of the Block Agents shall act as an agent of HSBC Bank for the purpose of, among other things:

          (a) providing Applications to Clients and assisting Clients with completing Applications;

          (b) providing Settlement Products Clients with copies of the signed Applications and other disclosures, forms and documents, as reasonably required by HSBC Bank and in the form provided by HSBC Bank to the Block Agents;

          (c) printing Disbursement Checks (or issuing an Electronic Disbursement) and notifying Settlement Products Clients of their availability;

          (d) providing HSBC TFS, as servicer for the Originator, with electronic copies of Applicant Information Files; and

          (e) subject to applicable Law, providing HSBC Bank with such reports as HSBC Bank may reasonably request with respect to the Block Agents' performance of its duties under the Program Contracts; provided, however, that during the period commencing on January 1 and ending on April 15 of each year of the Term of this Retail Distribution Agreement, HSBC Bank shall use commercially reasonable efforts to limit the exercise of such reporting requirements so as not to disrupt the business operations of the Block Agents during their peak season.

     Section 7.5. Qualifying Procedure Compliance. Each Block Agent shall follow the Qualifying Procedures in connection with the Settlement Products Program.

     Section 7.6. Provide Application and Disclosures to Settlement Products Clients. Each Block Agent shall:

          (a) provide an Application to each Client who has expressed an interest in obtaining a Retail Settlement Product and who has satisfied the eligibility requirements set forth in the Qualifying Procedures;

          (b) assist Clients in completing the Application;

          (c) provide and require Settlement Product Clients to complete and sign an authorization permitting the Block Agent to use the Client's Return information for the application process in accordance with Section 301.7216-3(b) of the United States Treasury Department Regulations;

          (d) provide and require each Settlement Product Client to complete and sign IRS Form 8453;

          (e) sign each Form 8453 as ERO;

          (f) deliver to each Applicant any disclosures required by applicable Law or pursuant to the Instructions, as directed by HSBC Bank and in the form provided by HSBC Bank; and

          (g) follow all Instructions prescribed by HSBC Bank with respect to the preparation and processing of Applications consistent with the Program Contracts and in accordance with applicable Laws.

     Section 7.7. Compliance with Originator Instructions. The Block Agents shall use commercially reasonable efforts to act in accordance with all Instructions of HSBC Bank.

     Section 7.8. Transmit Returns and Applicant Information Files to Block e-file Processing System. After completion of such Returns and Application, each Block Agent shall, in accordance with the Electronic Filing Specifications, transmit an electronic form of each Applicant's Return and Applicant Information File to the Block e-file Processing System.

     Section 7.9. Applicant Copies. Each Block Agent shall provide each of its Applicants with a copy of such Applicant's signed Application and IRS Form 8453, together with any other commercially reasonable disclosures or documents required to be provided to the Applicant by HSBC Bank.

     Section 7.10. Application Status. Each Block Agent shall use the communication system maintained by Block Services to notify Applicants of the status of their respective Applications.

     Section 7.11. Rejected Returns. Upon receipt of notice from Block Services that a Return has been rejected by the IRS, the Block Agent shall review the Return and attempt to resolve any problems with the Return in accordance with the Block Agent's customary business practices.

     Section 7.12. Preparation of Disbursement Checks.

          (a) Upon receipt of a Disbursement Check printing authorization from HSBC TFS, as servicer for the Originator, each Block Agent shall print a Disbursement Check in the amount authorized, payable to the order of the Settlement Products Client designated by HSBC TFS, as servicer for the Originator. After printing and before delivery to the Settlement Products Client, each Block Agent shall keep any such Disbursement Checks secure.

          (b) If an Electronic Disbursement is to be issued to the Settlement Products Client in lieu of a Disbursement Check, then upon receipt of authorization from HSBC TFS (as servicer for the Originator) to issue such Electronic Disbursement, HSBC Bank or the Block Agent shall issue such Electronic Disbursement in the amount authorized by HSBC TFS.

     Section 7.13. Lost Disbursement Checks.

          (a) If a Settlement Products Client reports a Disbursement Check as lost to the applicable Block Agent, or the applicable Block Agent otherwise becomes aware that a Disbursement Check has been lost or stolen, the applicable Block Agent shall timely notify HSBC TFS of such loss and request HSBC TFS to request an indemnifying bond with respect to such Disbursement Check, and in season, reissue such Disbursement Check, and out of season, mail such Disbursement Check directly to the Client.

          (b) If a Disbursement Check is mailed to a Settlement Products Client by HSBC TFS pursuant to Section 10.5, such Settlement Products Client notifies the applicable Block Agent that it has not received such Disbursement Check and fourteen (14) days have passed since such Settlement Products Client's Disbursement Check was mailed, the applicable Block Agent shall request HSBC TFS to stop payment upon such Disbursement Check. If such Disbursement Check was mailed by HSBC TFS, such Block Agent shall request that HSBC TFS issue a new check.

     Section 7.14. Records Retention and Destruction.

          (a) In connection with the Settlement Products Program, each Block Agent shall maintain, in either physical or electronic form, complete files of each of its Applicants' signed Application and all other Settlement Products Program documents executed by such Applicant and any disclosures provided to such Applicant. Upon receipt of the reasonable written request of HSBC Bank or HSBC TFS, each Block Agent shall exercise commercially reasonable efforts to make such documents available to HSBC Bank or HSBC TFS. Incremental costs incurred by the Block Agents in complying with HSBC Bank's requests shall be handled in the manner set forth in Section 14.20.

          (b) Each Block Agent may dispose of such documents following the expiration of the longer of (i) forty-eight (48) months after the preparation or receipt of same or (ii) such retention period as required by applicable Law or regulatory or court order, provided that such disposition is in a manner sufficient to protect Client privacy.

     Section 7.15. Representative Training. Each Block Agent shall require its Representatives who engage in Settlement Products Program activities to participate in the Settlement Products Training Program as described in Section
11.4. Each Block Agent shall provide a training manual to its tax professionals, which shall include the Originator Training Materials and HSBC Bank's Settlement Products Program policies. The Block Companies shall be solely liable for any failure by a Block Agent's Representatives to comply with the Instructions.

     Section 7.16. Block Agents' Supervision of Representatives. Each Block Agent shall train, supervise, monitor and review the Settlement Products Program activities performed by its Representatives to ensure that the activities of such Persons comply with HSBC Bank's Instructions and the Laws applicable to the Settlement Products Program.

     Section 7.17. Compliance with Obligations of Article XI. Each Block Agent shall comply with its obligations as agent of HSBC Bank, as set forth in Article XI of this Retail Distribution Agreement.

     Section 7.18. Restriction on Offering Other Retail Settlement Products. No Block Agent shall offer any Retail Settlement Products to its Clients, directly or indirectly, except in connection with the Settlement Products Program offered by or through HSBC Bank; [***].

     Section 7.19. Access and Audit Rights. Each Block Agent will grant to HSBC Bank and its Applicable Federal Regulator access and audit rights as set forth in Section 11.3.

     Section 7.20. Data Security and Recovery. Each Block Agent shall maintain the security of its data and recovery of systems, applications and data related to the Settlement Products Program in accordance with 16 C.F.R. Part 314 and OCC regulations and policies relating to data security (to the extent required by Law) and shall report any breaches in its data security to HSBC Bank within five
(5) Business Days of such Block Agent's discovery of any such breach. The Block Agents have developed, implemented and will maintain effective information security policies and procedures that include administrative, technical and physical safeguards designed to (a) ensure the security and confidentiality of Confidential Information provided to the Block Agents hereunder, (b) protect against anticipated threats or hazards to the security or integrity of such Confidential Information, (c) protect against unauthorized access or use of such Confidential Information, and (d) ensure the proper disposal of Confidential Information. All personnel of the Block Agents handling such Confidential Information have been appropriately trained in the implementation of the Block Agents' information security policies and procedures. The Block Agents shall regularly audit and review their information security policies and procedures to ensure their continued effectiveness and to determine whether adjustments are necessary in light of circumstances, including changes in technology, customer information systems or threats or hazards to Confidential Information. In the event of unauthorized access to Confidential Information or non-public personal information of individual consumers, the Block Agents shall promptly take appropriate action to prevent further unauthorized access and shall take any other action required by Law.

     Section 7.21. Other Actions. The Block Agents shall take and cause the Representatives to take, any such action, or refrain from taking any such action, that HSBC Bank reasonably determines is necessary to comply with applicable Law in connection with the activities of the Settlement Products Program, provided such actions are commercially reasonable. Incremental costs incurred by the Block Agents in complying with HSBC Bank's requests shall be handled in the manner set forth in Section 14.20.

                                  ARTICLE VIII
                    DISTRIBUTION COVENANTS OF BLOCK SERVICES

     Block Services hereby covenants and agrees during the Term of this Retail Distribution Agreement as follows:

     Section 8.1. Transmission of Returns to IRS. With respect to those Returns for which a Client has submitted an Application, upon such Client's consent Block Services shall transmit all federal Returns received from the Agents to the IRS or, in the case of state Returns, the appropriate state taxing authority, in accordance with its normal operating procedures.

     Section 8.2. Transmission of Applicant Information File, IRS Return Notification, Return and Debt Indicator to HSBC TFS. Upon receipt of a positive IRS Return Notification for those Returns for which a Client has submitted an Application for a Settlement Product other than an IRAL, Block Services shall electronically transmit to HSBC TFS (a) the Applicant Information File, (b) a copy of the Applicant's IRS Return Notification and (c) a copy of the Applicant's Debt Indicator. For those Applicants who have filed an Application for an IRAL, Block Services shall electronically transmit (x) the Applicant Information File and (y) a copy of the Applicant's Return, at such time as each such item is received from the Agent.

     Section 8.3. Rejected Returns. Upon receipt of a negative IRS Return Notification with respect to a Return for which a Client has submitted an Application for a Settlement Product, Block Services shall notify the applicable ERO that such Return has been rejected.

     Section 8.4. Transmission of Disbursement Check Printing Authorization to Block Company Offices. Upon receipt of the Disbursement Check printing authorization (or Electronic Disbursement authorization) from HSBC TFS, Block Services shall electronically transmit such authorization to the applicable ERO.

     Section 8.5. Computer Network. Block Services shall establish and maintain a technology and communication center, at a location designated by the Block Companies, for use in electronically transmitting Returns, Applications and other related materials to HSBC TFS.

     Section 8.6. Application Status System. Block Services shall establish and maintain a communication system for notifying Applicants of the status of their Applications.

     Section 8.7. Maintenance of Communication Lines. Block Services shall maintain communication lines for the Block e-file Processing System to support the maximum daily Settlement Products volume projected by Block Services, as well as full Application follow-up information using such protocol and process as is mutually agreed upon by Block Services and HSBC TFS.

     Section 8.8. Electronic Filing Specifications. Block Services agrees to cooperate and work with HSBC TFS in establishing Electronic Filing Specifications by no later than sixty (60) days prior to the first day of the first Tax Period covered by this Retail Distribution Agreement, which Electronic Filing Specifications may be amended from time to time by mutual agreement of Block Services and HSBC TFS, it being understood that such Electronic Filing Specifications may be further modified within the sixty (60) day period prior to the first day of the Tax Period, and that Block Services shall use commercially reasonable efforts to comply with any such modifications. Block Services shall comply with the Electronic Filing Specifications in performing its duties under the Distribution Agreements.

     Section 8.9. Handling Client Disputes. Upon HSBC Bank's reasonable request, Block Services shall cooperate with HSBC Bank in the resolution of any Settlement Product Client disputes. Block Services shall (a) respond within twenty (20) days to any dispute HSBC Bank forwards to Block Services, and (b) use reasonable efforts to forward to HSBC Bank within five (5) Business Days after receipt by Block Services, copies of any communication relating to a Settlement Products Client's account received from such Client. If a Settlement Products Client disputes the existence of a Deposit Account, the amount owed by such Client or the validity of the indebtedness and refuses to pay such indebtedness, and such dispute is a result of the Agents' failure to comply with the Retail Settlement Products Procedures or Digital Settlement Products Procedures, HSBC Bank shall have the right to charge back such amounts to Block Services within thirty (30) days of HSBC Bank's initial report of such dispute to Block Services, unless Block Services is able to provide contrary evidence that shows that the Agent is not responsible for such dispute.

     Section 8.10. Printing. Block Services shall, at its expense, print a sufficient number of the applications, forms, disclosures and other documents (except those items described in Section 14.12) required by HSBC Bank for the Settlement Products Program, in the form provided by HSBC. If, after printing, HSBC Bank requests changes to such applications, forms, disclosures and other documents, HSBC Bank shall be responsible for reimbursing Block Services for the expenses related thereto; provided, however, if such changes are required due to a change in Law or through no fault of HSBC Bank, HSBC Bank and Block Services shall split the cost of reprinting such applications, forms, disclosures or other documents.

     Section 8.11. Retail Settlement Products Procedures. Block Services shall perform all of the tasks and duties set forth on the Retail Settlement Products Procedures Schedules that are to be performed by Block Services with respect to each Retail Settlement Product in a commercially reasonable manner.

     Section 8.12. Savings Vehicle Fee. For each refund processed through the Refund Anticipation Check Service pursuant to the Distribution Agreements for which the Settlement Products Client has chosen to receive some or all of the funds by Direct Deposit credit into the

Settlement Products Client's XIRA, Auto Investor account or other savings vehicle at H&R Block, any of its Subsidiaries or any bank, Block Services shall pay to HSBC Bank $[***] (the "Savings Vehicle Fee"). Not later than the last Business Day during the month of October in which a Tax Period ends, the Savings Vehicle Fee shall be paid by Direct Deposit credit to the deposit account specified in writing by HSBC Bank.

     Section 8.13. Compliance with Laws. Block Services shall comply with all applicable Laws in connection with its Tax Preparation Related Activities.

                                   ARTICLE IX
                       DISTRIBUTION COVENANTS OF HSBC BANK

     HSBC Bank hereby covenants during the Term of this Retail Distribution Agreement as follows:

     Section 9.1. Form of Application. HSBC Bank shall prepare the form of Application to be used by the Agents and shall supply such Application to the Agents no later than September 1 prior to each Tax Period. The form of Application shall include:

          (a) such consents to allow HSBC Bank to remit funds out of the Deposit Account in the same order and for the same purposes as provided in Article III of the Servicing Agreement; and

          (b) such additional lawful consents, if any, to allow HSBC Bank, or any of its Affiliates, to make collections on (i) any delinquent Retail Settlement Products, (ii) any Delinquent ERO Charges, and (iii) other lenders' products substantially similar to the Settlement Products, excluding any tax preparation fees associated with such other lenders' products to the extent not included in prior indebtedness.

     Section 9.2. Establishment of Electronic Filing Specifications. HSBC Bank shall cooperate and work with Block Services in establishing preliminary Electronic Filing Specifications by July 31 prior to the Tax Period and final Electronic Filing Specifications by no later than sixty (60) days prior to the first day of the first Tax Period covered by this Retail Distribution Agreement, which Electronic Filing Specifications may be amended from time to time by mutual agreement of HSBC Bank and Block Services. HSBC Bank shall comply with the Electronic Filing Specifications in performing its duties under the Distribution Agreements.

     Section 9.3. Annual Determination of Fees. HSBC Bank shall annually make a determination of the Initial Fees, which shall include, but not be limited to, the Refund Account Fee and the RAL Fee. HSBC Bank shall provide a Schedule of Initial Fees to Block Services, or an Affiliate designated by it, for review and comment, no later than August 15 of each year during the Term of this Retail Distribution Agreement. After reviewing any comments submitted by Block Services, or an Affiliate designated by it, with respect to the Initial Fees, HSBC Bank shall establish the Final Fees, no later than September 15 of each year during the Term of this Retail Distribution Agreement and shall provide copies of the Schedule of Final Fees to Block Services or an Affiliate designated by it, to be attached as Schedule 9.3 to this Retail Distribution Agreement. [***]

     Section 9.4. Annual Determination of Credit Criteria. HSBC Bank shall annually make a determination of the Initial Credit Criteria. HSBC Bank shall provide such Initial Credit Criteria to Block Services, or an Affiliate designated by it, for review and comment, no later than August 15 of each year during the Term of this Retail Distribution Agreement. After reviewing any comments submitted by Block Services, or an Affiliate designated by it, with respect to the Initial Credit Criteria, taking into consideration HSBC Bank's obligation and responsibility to undertake the services in accordance with safe and sound banking principles, HSBC Bank shall establish Final Credit Criteria, and provide copies of the Schedule of Final Credit Criteria to Block Services, or an Affiliate designated by it, no later than September 15 of each year during the Term of this Retail Distribution Agreement, to be attached as Schedule 9.4 to this Retail Distribution Agreement. HSBC Bank shall not establish credit criteria for any other tax preparer for whom it makes refund anticipation loans that are less restrictive than the Final Credit Criteria.

     Section 9.5. Annual Determination of Qualifying Procedures. HSBC Bank shall annually establish the Qualifying Procedures, and provide copies of the Schedule of Qualifying Procedures to Block Services, or an Affiliate designated by it, no later than August 15 of each year during the Term of this Retail Distribution Agreement, to be attached as Schedule 9.5 to this Retail Distribution Agreement. HSBC Bank shall not establish qualifying procedures for any other tax preparer for whom it makes refund anticipation loans that are less restrictive than the Qualifying Procedures.

     Section 9.6. Settlement Products Program Competitive Pricing.

          (a) During the Term of this Retail Distribution Agreement, [***].

          (b) The parties share a mutual desire to endeavor to offer the most compelling customer value proposition which includes factors of price, loan size and approval rate. With this goal in mind, HSBC Bank will set price with input from the Block Companies on a mutually agreeable client value proposition when considering an appropriate balance of price in combination with approval rate and loan size. During the Term of this Retail Distribution Agreement, [***].

          (c) Upon the written request of Block Services delivered to HSBC Bank prior to the September 15th immediately preceding any Tax Period, [***].

          (d) The HSBC Companies and the Block Companies agree [***].

     Section 9.7. Establishment of Client Deposit Accounts. Upon receipt of each Application, HSBC Bank shall establish a Deposit Account in the name of the Settlement Products Client listed on such Application. Upon receipt of the Refund Paid for each Settlement Products Client, HSBC Bank shall credit the amount of such Refund Paid to such Settlement Products Client's Deposit Account. Immediately thereafter, HSBC Bank shall debit the Authorized Deductions from each Deposit Account in the manner set forth in the Servicing Agreement.

     Section 9.8. Payment of ERO Charges.

          (a) For each RAL disbursed via check for which a notification is received by HSBC TFS prior to 8:00 p.m. ET on a Business Day that a check was printed, HSBC Bank shall pay to the Block Enterprise Entities, from the proceeds of such RAL, the ERO Charges set forth in the Settlement Products Client's Applicant Information File via ACH credit to the deposit account specified by the Block Enterprise Entities no later than the next Business Day. All notifications that are sent and/or processed after 8:00 p.m. ET on any given Business Day shall be deemed to have been received and processed on the next Business Day.

          (b) For each RAL disbursed via Electronic Disbursement for which HSBC TFS has sent a 1 Record prior to 8:00 p.m. ET on a Business Day, HSBC Bank shall pay to the Block Enterprise Entities, from the proceeds of such RAL, the ERO Charges set forth in the Settlement Products Client's Applicant Information File via ACH credit to the deposit account specified by the Block Enterprise Entities no later than the next Business Day. All 1 Records that are sent and/or processed after 8:00 p.m. ET on any given Business Day shall be deemed to have been received and processed on the next Business Day.

     Section 9.9. Adverse Action Notices. HSBC Bank shall (a) transmit a notice of adverse action to Applicants as required by Regulation B as promulgated by the Board of Governors of the Federal Reserve System (12 C.F.R. Part 202), or any successor regulation, or (b) direct the Agents to transmit such notice to Settlement Products Clients.

     Section 9.10. Handling Client Disputes. HSBC Bank shall address Settlement Products Clients' disputes based upon a dispute resolution process collaboratively created by HSBC Bank and Block Services. HSBC Bank shall route any Settlement Products Client disputes that are not immediately resolved by HSBC Bank's customer service representative to an internal dispute resolution help desk or an appropriate research queue based upon the type of dispute. In addition, HSBC Bank shall report, on a weekly basis all such disputes to Block Services and shall cooperate with Block Services to resolve any outstanding disputes in a timely manner.

     Section 9.11. Supervision of Agents. HSBC Bank shall supervise, monitor and review the Settlement Products Program activities that the Agents perform for HSBC Bank. HSBC Bank and its Applicable Federal Regulator shall have the right to access Block Company Offices to supervise, monitor, review and audit the Settlement Products Program activities of the Agents to ensure that such activities comply with HSBC Bank's policies and procedures for the Settlement Products Program and the Laws applicable to the Settlement Products Program. HSBC Bank shall use commercially reasonable efforts to conduct such supervision, monitoring and review at times and in a manner that minimizes the disruption of the each Agent's business operations.

     Section 9.12. Agent Training Program. HSBC Bank will design, establish and maintain the Settlement Products Program Training Program as set forth in
Section 11.4.

     Section 9.13. Compliance Program. HSBC Bank will design, establish and maintain the Settlement Products Program compliance program as set forth in
Section 11.5.

     Section 9.14. Application and Disclosures. HSBC Bank shall create and provide to the Block Companies initial drafts of pre-approved templates for applications, forms, disclosures and other documents required for the Settlement Products Program by August 1 of each year during the Term of this Retail Distribution Agreement. After providing the Block Companies with an opportunity to review and provide comments on the initial drafts such pre-approved templates, HSBC Bank shall, provide final pre-approved templates for applications, forms, disclosures and other documents required for the Settlement Products Program by September 1 of each year during the Term of this Retail Distribution Agreement.

     Section 9.15. No Partial RALs. Unless mutually agreed to by the parties, HSBC Bank shall not originate any Classic RALs or Classic eRALs in an amount less than the amount of the Refund Due after taking into account any possible deductions from such Refund Due for (a) Delinquent ERO Charges, (b) First Priority Prior Indebtedness, (c) Second Priority Prior Indebtedness, (d) any Other Required Deductions, (e) Authorized Deductions and (f) such amount or amounts as the Settlement Products Client shall have authorized in writing.

     Section 9.16. New Products. During the Term of this Retail Distribution Agreement, the Block Companies shall have:

          (a)  a right [***].

          (b)  the right [***];

          (c)  the right [***]; and

          (d)  the right [***].

     Section 9.17. Location of Check Processing Center. HSBC Bank shall provide sixty (60) days prior notice to the Block Companies prior to changing the location of HSBC Bank's check processing center through which Disbursement Checks are cleared.

     Section 9.18. Review of Applications. HSBC Bank shall review and process Applicant Information Files for Retail Settlement Products during each Tax Period during the Term of this Retail Distribution Agreement according to the Final Credit Criteria. Applicant Information Files for Classic RALs received by 2:00 p.m. Eastern Standard or Daylight Savings Time (as the case may be) shall be reviewed and processed by the close of business on the Block Business Day of HSBC Bank's receipt of such Applicant Information Files. HSBC Bank shall review and process Applicant Information Files for Classic RALs received by HSBC Bank after 2:00 p.m. Eastern Standard or Daylight Savings Time (as the case may be), by 10:00 a.m. on the Block Business Day following HSBC Bank's receipt of such Applicant Information File. Notwithstanding the above, HSBC Bank shall review and process Applicant Information Files for IRALs during each Tax Period pursuant to the Service Level Threshold set forth in Section 13.4(b).

     Section 9.19. Delegation. Notwithstanding any other provision of the Program Contracts, HSBC Bank may delegate any of its duties and obligations under the Program Contracts to HSBC TFS, provided HSBC Bank remains liable to the Block Companies for the performance of such duties and obligations.

                                    ARTICLE X
                       DISTRIBUTION COVENANTS OF HSBC TFS

     HSBC TFS, as servicer for the Originator, hereby covenants and agrees during the Term of this Retail Distribution Agreement as follows:

     Section 10.1. Forward Applicant Information File with Debt Indicator Information to HSBC Bank. Upon receipt of a copy of an Applicant Information File for a RAL or RAC, IRS Return Notification and Debt Indicator from Block Services, HSBC TFS shall electronically transmit to HSBC Bank a copy of the Applicant Information File and a copy of the Applicant's Debt Indicator. Upon receipt of the Applicant Information File for an IRAL, HSBC TFS shall electronically transmit a copy of such Applicant Information File to HSBC Bank immediately upon receipt.

     Section 10.2. Disbursement Check Printing Authorization. Subject to Section 10.3, HSBC TFS shall electronically provide Block Services authorization to print a Disbursement Check or issue an Electronic Disbursement (a) for each Applicant who has been approved to receive a RAL, upon approval thereof, and (b) for each Applicant who has been approved to receive a RAC, if applicable, upon HSBC TFS's crediting of the Refund Paid to such Applicant's Deposit Account and after debiting all Authorized Deductions from such Deposit Account in the manner set forth in the Servicing Agreement. Within four (4) hours after receipt of such Applicant's Refund Paid, if any funds remain in the Deposit Account after debiting all Authorized Deductions, HSBC TFS shall authorize Block Services to print a check or issue an Electronic Disbursement to the Settlement Products Client in the amount remaining in the Deposit Account in accordance with such Client's instructions.

     Section 10.3. Direct Deposit of Settlement Product Funds. Notwithstanding
Section 10.2, for each Settlement Products Client who requests a Direct Deposit of the proceeds of the Retail Settlement Product for which the Settlement Products Client has been approved into a deposit account at the Settlement Products Client's personal financial institution in lieu of a check, HSBC TFS shall Direct Deposit such funds into such deposit account, at the times set forth in Section 10.2.

     Section 10.4. Maintenance of Communication Lines. HSBC TFS shall maintain communication lines for the HSBC TFS processing center to support the Settlement Products Program, using such protocol and process as is mutually agreed upon by HSBC TFS and Block Services. HSBC TFS shall also maintain the ability to electronically communicate with HSBC Bank for the purpose of fulfilling HSBC TFS's duties under the Settlement Products Program.

     Section 10.5. Contingent Issuing of Disbursement Checks. If it becomes infeasible due to events or occurrences beyond the parties' control for the Agents to issue and deliver Disbursement Checks or Electronic Disbursements directly to Settlement Products Clients, then HSBC TFS shall issue and mail such Disbursement Checks or Electronic Disbursements directly to such Settlement Products Clients. With respect to RALs, HSBC TFS shall use commercially reasonable efforts to mail the Disbursement Check or Electronic Disbursement to the Settlement Products Client or to the Block Offices for distribution to the Settlement Products Client the same day as HSBC TFS's approval of the RAL; provided, however, such Application must be received by HSBC TFS by 11:00 a.m. Eastern Standard or Daylight Savings Time (as the case may be). With respect to RACs, HSBC TFS shall use commercially reasonable efforts to mail the Disbursement Check or Electronic Disbursement to the Settlement Products Client within 24 hours following receipt from the IRS of the Refund Paid.

     Section 10.6. Records Retention and Destruction.

          (a) HSBC TFS shall maintain copies (either in paper format or electronic format) of any disclosures or communications provided or sent to each Applicant by HSBC TFS on behalf of HSBC Bank related to the Application.

          (b) HSBC TFS may dispose of such documents following the expiration of the longer of (i) forty-eight (48) months after the preparation or receipt of same or (ii) such retention period as required by Law or regulatory or court order, provided that such disposition is in a manner sufficient to protect Client privacy.

     Section 10.7. Compliance with Laws. In connection with fulfilling its duties for the Settlement Products Program, HSBC TFS shall comply with all applicable Laws.

     Section 10.8. Float Adjustment. HSBC TFS shall pay to Block Services an amount equal to [***]. Such amount shall be due and payable by HSBC TFS by ACH credit to the account designated by the Block Enterprise Entities not later than thirty (30) days after the last day that HSBC RACs are offered for such Tax Period.

     Section 10.9. File Sharing. HSBC TFS shall provide the Processing Files for use during each Tax Period to the Block Companies by November 1 prior to each Tax Period.

                                   ARTICLE XI
                               AGENCY RELATIONSHIP

     Section 11.1. Agency Relationship.

          (a) The parties hereto hereby acknowledge that HSBC Bank is appointing, effective July 1, 2006, the Block Enterprise Entities and Block Associates as its agents with respect to the Settlement Products Program. This Retail Distribution Agreement describes and establishes the nature of the relationship that will exist as of July 1, 2006 between HSBC Bank and the Block Agents, and sets forth the rights, duties and obligations of HSBC Bank and the Block Agents. Each of the Block Agents shall act exclusively as the agent of HSBC Bank with respect to the Settlement Products Program and, except as otherwise provided herein, shall not offer Retail Settlement Products from any other source.

          (b) In performing their specified duties under Article VII of this Retail Distribution Agreement, the Block Agents shall act as the agents of HSBC Bank for the purposes of, among other things: (i) offering Settlement Products to Clients; (ii) providing Applications to Clients and assisting Clients with completing Applications; (iii) providing Settlement Products Clients with copies of the signed Applications and other disclosures, forms and documents, as reasonably required by HSBC Bank and in the form provided by HSBC TFS to the Agents; (iv) printing Disbursement Checks and notifying Settlement Products Clients of their availability; and (v) providing HSBC TFS, as servicer for the Originator, with electronic copies of Applicant Information Files.

     Section 11.2. Supervision and Regulation.

          (a) The parties hereto acknowledge that HSBC Bank, directly or through the Servicer, has the right and the duty to supervise, monitor and review the Settlement Products Program activities that the Block Agents perform for HSBC Bank. The parties acknowledge and agree that HSBC Bank, directly or through the Servicer, shall have the right to access Block Company Offices in order to supervise, monitor, review and audit the Settlement Products Program activities of the Block Agents to ensure that such activities comply with HSBC Bank's policies and procedures for the Settlement Products Program and all Laws applicable to the Settlement Products Program, as provided in Section 11.3.

          (b) The Block Agents acknowledge that the Applicable Federal Regulator has authority to regulate and examine, and to take enforcement action against, the Block Agents with respect to the Settlement Products Program activities that the Block Agents perform for HSBC Bank, to the fullest extent provided by Law. HSBC Bank and each of the Block Agents acknowledge that they are each subject to the control and supervision of the appropriate regional office and the Washington, D.C. headquarters of the Applicable Federal Regulator, with respect to the Settlement Products Program activities that the Block Agents perform for HSBC Bank. Each of the Block Agents acknowledges that it would be an "institution-affiliated party" (as defined in 12 U.S.C. Section 1818(b)) if, in connection with the Settlement Products Program, it knowingly or recklessly participated in a violation of Law, or an unsafe or unsound practice, that was likely to cause significant loss to, or have a materially adverse affect upon, HSBC Bank, and, in such case, would be subject to administrative enforcement action by the Applicable Federal Regulator.

     Section 11.3. Access to Block Company Offices and Audit Rights.

          (a) The Block Agents shall keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions and activities in relation to the Settlement Products Program, and shall permit HSBC Bank, upon HSBC Bank's own initiative and at its sole cost, to visit Block Company Offices, to examine and make abstracts or copies from any of its books and records, to conduct an audit and analysis of its accounts and to discuss such records and accounts with its Representatives, all only with respect to and as such shall relate to the Settlement Products Program or the obligations and duties of such Block Agent pursuant to this Retail Distribution Agreement and the other Program Contracts, all at such reasonable times and as often as HSBC Bank may reasonably desire; provided, however, that during the period commencing on January 1st and ending on April 15th of each year of the Term of this Retail Distribution Agreement, HSBC Bank shall use commercially reasonable efforts to limit the exercise of such visitation and audit rights so as not to disrupt the business operations of the Block Agents during their peak season; provided further, so long as no Block Event of Default shall have occurred and be continuing, HSBC Bank shall provide the Block Agents with reasonable prior written notice. In the event HSBC Bank exercises its rights hereunder during the periods commencing on January 1st and ending on April 15th of each year of the Term of this Retail Distribution Agreement, HSBC Bank shall only access the Block

Company Offices during non-peak business hours or after business hours. The rights of inspection granted to HSBC Bank hereunder shall not pertain to any information which is not part of the Settlement Products Program.

          (b) Solely with respect to the Settlement Products Program, the Block Agents shall permit HSBC Bank's Applicable Federal Regulator to visit the Block Company Offices, to examine and make abstracts or copies from any of their respective books and records, to conduct an audit and examination of their respective records and accounts, and to discuss such records and accounts with their respective Representatives, all to the fullest extent provided by Law.

     Section 11.4. Block Agent Training Program.

          (a) HSBC Bank, at its expense, shall design, establish and maintain an ongoing training program for the Block Agents and their respective employees who engage in Settlement Products Program activities. HSBC Bank shall design the training program to provide the Block Agents and their respective employees with adequate in-depth education and training about the Retail Settlement Products, as well as the Laws applicable to the Settlement Products Program. HSBC Bank shall also design the training program to ensure that the Block Agents and their respective employees are adequately educated about the Retail Settlement Products, the distinction between insured and non-insured products, and applicable Laws (including if applicable, truth in lending, truth in savings, real estate settlement procedures, equal credit opportunity, and fair lending
Laws) that may be applicable to the Block Agent's activities related to the Settlement Products Program.

          (b) HSBC Bank shall develop and distribute written Originator Training Materials, and Settlement Products Program policies and procedures, for use by the Block Agents. The training program may also include CD-ROM or internet-based interactive Settlement Products Program training materials prepared by HSBC Bank; provided, however, the Block Companies may make non-substantive edits to such training materials to convert such training materials into a format compatible with the Block Agents' systems. HSBC Bank shall review and update the Originator Training Materials on an annual basis (but more frequently if necessary to reflect any Law change) to ensure that the Block Agents and their respective employees receive adequate and updated training.

          (c) Any tax professional employed by a Block Agent shall receive Settlement Products Program training before engaging in Settlement Products Program activities, or offering Retail Settlement Products and services, on behalf of HSBC Bank. Any tax professional that has previously received Settlement Products Program training shall receive continuing Settlement Products Program training focused upon changes to Retail Settlement Products or services, and changes in Laws applicable to the Settlement Products Program. HSBC Bank and the Block Agents shall maintain records of the Settlement Products Program Training Materials and the training received by individual tax professionals employed by the Block Agents, and shall make such records available for review by examiners from the Applicable Federal Regulator.

     Section 11.5. Compliance Program. HSBC Bank, at its expense, shall design, establish and maintain a detailed compliance program to ensure adequate monitoring, supervision and control over the Block Agents and the Settlement Products Program activities that the Block

Agents perform for HSBC Bank and the Retail Settlement Products offered by HSBC Bank. The compliance program shall include, at a minimum, the following features:

          (a) The compliance program shall be reviewed by HSBC Bank's board of directors and senior management not less frequently than annually.

          (b) HSBC Bank shall designate a compliance officer dedicated to the development, implementation and management of HSBC Bank's compliance program. The compliance officer shall have responsibility for the oversight of the Block Agents that perform activities related to the Settlement Products Program and the Retail Settlement Products offered by HSBC Bank.

          (c) Not less frequently than annually, HSBC Bank shall conduct a compliance risk assessment for the Settlement Products Program. HSBC Bank and the Block Companies shall cooperate to develop a true and comprehensive depiction of actual risks in the Settlement Products Program.

          (d) Not less frequently than annually, the compliance officer shall review the compliance program to determine if the Block Agents are operating in accordance with HSBC Bank's established policies and procedures regarding the activities relating to the Settlement Products Program and the Retail Settlement Products offered by HSBC Bank.

          (e) HSBC Bank shall conduct an annual internal or external audit review of the compliance program, which shall include a review and update of the training program and the Originator Training Materials.

          (f) HSBC Bank shall require the compliance officer to provide annual written compliance and audit reports to HSBC Bank's board of directors. Such reports shall include evidence of appropriate remedial actions taken (or to be taken) to address any identified deficiencies in the compliance program.

          (g) HSBC Bank shall develop and maintain a system for tracking and recording consumer complaints regarding the Settlement Products Program in a timely manner. The compliance officer shall provide an annual written report of consumer complaints regarding the Settlement Products Program, and the resolution of such complaints, to HSBC Bank's board of directors. The Block Agents shall use commercially reasonable efforts to track and report to HSBC Bank all material consumer complaints related to the Settlement Products Program received by the Block Agents.

          (h) HSBC Bank shall develop and maintain a review and approval process for all Client disclosures, advertising and other promotional materials used in the Settlement Products Program.

          (i) HSBC Bank shall comply with any other requirements or conditions that the appropriate regional office or the Washington, D.C. headquarters of the Applicable Federal Regulator deem appropriate for HSBC Bank with regard to the Settlement Products Program.

          (j) The Block Companies may, with the consent of HSBC Bank, implement compliance standards and practices for the Settlement Products Program that supplement, but do not conflict, with those prescribed by HSBC Bank. Such consent may not be unreasonably withheld.

          (k) The Block Companies may, with the consent of HSBC Bank, implement compliance standards and practices for the Settlement Products Program that implement legal stipulations, settlements and contractual agreements with third parties. Such consent may not be unreasonably withheld.

     Section 11.6. Safety and Soundness.

          (a) The HSBC Parties and the Block Parties agree that the Settlement Products Program must be conducted consistent with safe and sound banking practices. If the OCC raises any objection or concerns with the Settlement Products Program, the HSBC Companies and the Block Companies agree to consult with and negotiate with each other in good faith to address the OCC's objections or concerns, and to make mutually agreeable amendments and modifications to the Settlement Products Program and the Program Contracts to ensure safe and sound operation of the Settlement Products Program.

          (b) Notwithstanding anything herein to the contrary, HSBC Bank shall have the right to terminate the effectiveness of all agency appointments under the Program Contracts, but not to terminate the Program Contracts, in the event it makes a reasonable determination (after good faith discussions with the Block Companies and good faith attempts to modify the Program Contracts to address any concerns, pursuant to Section 11.6(a)), that continuation of the agency relationships set forth in the Program Contracts would jeopardize HSBC Bank's regulatory standing with the OCC, including any component of its composite CAMEL rating, or the OCC's assessment of HSBC Bank's safe and sound operation, or otherwise would cause the OCC to raise serious regulatory concerns under applicable Law, including OCC policies and procedures relating to the conduct of HSBC Bank's lending activities.

          (c) In the event that HSBC Bank exercises its agency termination rights under Section 11.6(b), the HSBC Companies and the Block Companies shall consult and negotiate with each other in good faith regarding conforming amendments and modifications that should be made to the Program Contracts as a result of such agency termination.

          (d) HSBC Bank and the Block Companies shall meet promptly to discuss in good faith whether it is feasible and desirable to substitute a financial institution regulated by the OTS in place of HSBC Bank as the Originator. In the event that the parties determine that such a substitution would be desirable, the following shall apply:

               (i) If at the time, HSBC Holdings owns, directly or indirectly, a financial institution regulated by the OTS that could serve as the Originator, such institution shall be substituted for HSBC Bank as the Originator.

               (ii) If at the time, HSBC Holdings does not own, directly or indirectly, a financial institution regulated by the OTS that could serve as the Originator, the HSBC Companies shall use their best efforts to identify a financial institution regulated by the OTS that could serve as the Originator and to negotiate the terms of an agreement with such financial institution pursuant to which it would serve as the Originator for the Settlement Products Program, subject to the HSBC Companies and the Block Companies, in their respective discretion, reaching mutual agreement on the allocation of the costs and expenses of such change to the Settlement Products Program. If such financial institution is substituted for HSBC Bank as the Originator, the Program Contracts would be appropriately amended to reflect the change in the Originator.

          (e) If, despite its best efforts, HSBC Bank is unable to negotiate agreements with a financial institution regulated by the OTS within one (1) year of the exercise of its termination rights under Section 11.6(b), the obligations of HSBC Bank under Section 11.6(d) shall terminate.

                                   ARTICLE XII
                        MARKETING OF SETTLEMENT PRODUCTS

     During the Term of this Retail Distribution Agreement:

     Section 12.1. Market Research. The HSBC Companies shall conduct up-front market research and market sizing with respect to product design and pricing related to the Settlement Products Program. In addition, the HSBC Companies shall conduct market research regarding new products, product enhancements and competitive intelligence. The HSBC Companies shall collaborate with the Block Companies (i) to determine other uses for market research including creative/direct mail tests, concept tests, strategy refinement, market sizing, client segmentation and benchmarking, and (ii) on marketing research projects conducted on tax clients and Settlement Products Clients. The HSBC Companies shall utilize multiple channels to conduct the market research, including on-line or phone surveys, instant messaging chats, and on-line and traditional focus groups. All market research performed on tax clients and Settlement Products Clients shall be shared with the Block Companies.

     Section 12.2. Marketing Expenses.

          (a) Marketing Budget. The HSBC Companies shall spend at least [***] annually on marketing activities on behalf of the Settlement Products Program, including market research and expenditures required to meet acquisition, retention and win-back program targets.

          (b) Access to HSBC Datahouse. The HSBC Companies, through HSBC TFS and upon reasonable request, shall provide the Block Companies access to information contained in the HSBC Datahouse for tax preparation and Settlement Products marketing initiatives, subject to applicable Laws and contractual restrictions. HSBC Datahouse charges shall be at an amount [***] and shall be credited toward the annual marketing budget for the year in which such charges were incurred.

     Section 12.3. Development, Review and Approval of Marketing Materials. The HSBC Companies hereby engage the Block Companies, and the Block Companies hereby accept such engagement, to develop marketing materials for promoting and marketing the Settlement Products Program to Clients. The HSBC Companies shall annually make a determination of the Marketing Guidelines. The HSBC Companies shall provide such Marketing Guidelines to the

Block Companies, for review and comment, no later than August 1 of each year during the Term of this Retail Distribution Agreement. After reviewing any comments submitted by the Block Companies with respect to the Marketing Guidelines, the HSBC Companies shall finalize the Marketing Guidelines and provide copies of the Schedule of Marketing Guidelines to the Block Companies by no later than August 31 of each year during the Term of this Retail Distribution Agreement, to be attached as Schedule 12.3 to this Retail Distribution Agreement; provided that, the HSBC Companies shall be authorized to update the Marketing Guidelines after August 31 to comply with changes to applicable Laws. The Block Companies shall comply with the then-current Marketing Guidelines; provided, however, that incremental costs incurred by the Block Companies in complying with the then-current Marketing Guidelines shall be handled in the manner set forth in Section 14.20. As part of its annual establishment of the Marketing Guidelines, the HSBC Companies shall be solely responsible for determining whether the Marketing Guidelines comply with consumer lending Laws.

     Section 12.4. Marketing Resources. The HSBC Companies and the Block Companies shall commit reasonably sufficient marketing resources to support the Settlement Products Program, which shall include (a) database marketing support (develop targeting models, provide program result analysis, and general reporting); (b) partnership building (resources to build cross-partnerships with HSBC Bank's existing retail client base and the Block Companies); (c) acquisitions; (d) retention and win-back; (e) competitive intelligence; (f) new product development/value proposition; (g) market research; (h) online marketing; (i) Hispanic marketing; and (j) other resources as reasonably requested by the Block Companies; provided that all expenditures of any HSBC Company in this regard shall count toward the marketing budget set forth in
Section 12.2(a).

     Section 12.5. Sales Support. The HSBC Companies shall provide dedicated resources to the Block Companies for direct marketing and acquisitions. At least one time per year, at the request of the Block Companies, HSBC Bank shall permit the Block Companies to include a statement stuffer in HSBC Bank's statements to a minimum of five (5) million of their aggregate clients. In addition, HSBC Bank shall (a) provide the Block Companies with access to non-restricted HSBC Bank business unit declines for acquisition mailings; (b) provide outbound calling resources [***]; and (c) actively facilitate access to the HSBC Companies' strategic partners for potential revenue arrangements between the Block Companies and such partners.

     Section 12.6. Quarterly Marketing Meetings. The HSBC Companies and the Block Companies shall participate in meetings on a quarterly basis to discuss marketing strategy and initiatives.

     Section 12.7. Marketing Efforts. Subject to applicable Law, the parties shall cooperate to facilitate the effectiveness of their marketing efforts.

                                  ARTICLE XIII
                       SETTLEMENT PRODUCTS PROGRAM SUPPORT

     During the Term of this Retail Distribution Agreement:

     Section 13.1. Management and Technical Support.

          (a) The HSBC Companies shall support the Settlement Products Program with at least the following dedicated human resources staffing: (i) one (1) group director; (ii) two (2) account managers; (iii) one (1) marketing professional; (iv) one (1) risk management professional; (v) one (1) product development professional; (vi) one (1) technology professional; (vii) one (1) operations manager; and (viii) one (1) compliance officer (appointed pursuant to Section 11.5(b)). The foregoing are in addition to the human resources staffing commitments of the HSBC Companies made elsewhere in this Retail Distribution Agreement and the other Program Contracts.

          (b) The Block Companies may provide comments to the HSBC Companies regarding the performance of any of these officers, which the HSBC Companies may take into consideration in filling the foregoing positions or replacing any individual filling any of the foregoing positions. Upon request by the Block Companies, the HSBC Companies will consider providing additional dedicated team members to support the Settlement Products Program. At the request of the Block Companies, the HSBC Companies shall maintain at least one (1) dedicated full time professional at the H&R Block World Headquarters to coordinate the Settlement Products Program. The Block Companies shall provide a sufficient number of staff to train and supervise their employees and agents operating the Settlement Products Program.

          (c) The HSBC Companies shall provide (i) an exclusive toll free telephone number and call center manned by a sufficient number of trained staff to service calls from Block Offices regarding the Settlement Products; (ii) an exclusive toll free telephone number and call center manned by a sufficient number of trained staff to service calls from Settlement Products Clients; and
(iii) a VRU application providing Settlement Products Clients and EROs with status information on a real time basis. The HSBC Companies shall maintain call center client service hours during all times that any Block Office is open anywhere in the United States.

          (d) The HSBC Companies shall continue to provide ongoing training, development and support for the Settlement Products Program as the HSBC Companies may reasonably deem appropriate, including technology based solutions.

     Section 13.2. Outsourcing.

          (a) The HSBC Companies (i) shall staff telephone call centers within the United States and off-shore [***]. All off-shore call centers shall meet the Service Level Thresholds set forth in Section 13.4 hereof.

          (b) Each HSBC Company will make available to its personnel in off-shore call centers [***].

          (c) The HSBC Companies shall file all reports required by applicable Law to be filed with Governmental Authorities concerning the matters described in Sections 13.2(a) and 13.2(b).

     Section 13.3. Technology Infrastructure and Support. The HSBC Companies shall devote sufficient investment and human resources to develop the technology infrastructure and support necessary to address the key technology system initiatives identified by a joint architecture task force of Representatives from the Block Companies and the HSBC Companies (including the development of electronic forms, EFS module, electronic signature, document sharing and other new technologies) to expand and support the Settlement Products Program.

     Section 13.4. Service Level Thresholds. The HSBC Companies shall provide the following levels of service for Settlement Products Clients with respect to IRAL and RAL Settlement Products ("Service Level Thresholds"):

          (a) The HSBC Companies shall develop and maintain a fully operational and functional online origination system for processing and returning decisions on IRAL Applications ("IRAL Origination System"). The IRAL Origination System shall be continuously available for processing IRAL Applications [***], for at least the following percentages of time on a twenty-one (21) hour daily basis, during the following months:

January-February   at least [***]%
March-April        at least [***]%
May-December       at least [***]%

          (b) The HSBC Companies shall develop and maintain the IRAL Origination System to [***].

          (c) The HSBC Companies shall develop and maintain a fully operational and functional online origination system for processing and returning decisions on RAL Applications ("RAL Origination System"), which RAL Origination System shall be continuously available for processing RAL [***].

          (d) The HSBC Companies shall develop and maintain a fully operational and functional telephone answering system ("Answering System"), which Answering System shall be continuously available for responding to calls on the status of RAL Applications [***]. The HSBC Companies shall maintain such Answering System to produce [***].

          (e) The methodologies to implement, measure and monitor the foregoing Service Level Thresholds are set forth on Schedule 13.4 attached hereto and incorporated herein by reference. The parties hereto may amend Schedule 13.4 from time to time in writing specifying the date on which the amended Schedule will become effective. Each amended Schedule 13.4 shall be deemed to be a part of this Retail Distribution Agreement and shall be deemed incorporated herein, but shall apply only prospectively from the effective date thereof.

          (f) During the months of January through April of each Tax Period, the HSBC Companies shall (i) track and monitor their compliance with the foregoing Service Level Thresholds on a daily basis; (ii) provide a written report to the Block Companies on a weekly basis on their compliance with such Servicing Level Thresholds; and (iii) promptly notify the Block Companies on the following Block Business Day of any non-compliance with any Service Level Threshold.

          (g) During the months of May through December of each Tax Period, the HSBC Companies shall (i) track and monitor their compliance with the foregoing Service Level Thresholds on a monthly basis; (ii) provide a written report to the Block Companies on a monthly basis on their compliance with such Service Level Thresholds; and (iii) promptly notify the Block Companies within one (1) week of any non-compliance with any of Service Level Threshold.

          (h) With respect to any notice of noncompliance, the HSBC Companies shall (i) schedule a conference call within twenty-four (24) hours of such notification to review the causes of the non-compliance; (ii) promptly develop a necessary action plan to remedy such non-compliance and notify the Block Companies of such action plan; (iii) promptly carry out such action plan; and
(iv) initiate daily calls to the Block Companies to review the results of such action plan until its compliance with such Service Level Threshold is restored.

     Section 13.5. Check Cashing Arrangements.

          (a) The HSBC Companies and the Block Companies shall consult with each other to jointly develop a standard set of terms and conditions under which third party check cashers would agree to cash checks that are issued by HSBC Bank to Settlement Products Clients pursuant to the Settlement Products Program. The HSBC Companies shall (i) upon the request of the Block Companies, solicit third party check cashers to cash such checks in accordance with such standard terms and conditions and (ii) upon forty-five (45) days prior written notice from the Block Companies, use best efforts to enter into written contracts with such third party check cashers by September 15th with respect to the following Tax Period. To the extent written contracts with such third party check cashers are entered into after September 15th, the HSBC Companies will use their commercially reasonable efforts to execute such written contracts prior to the first day of the Tax Period. If any Block Company is to perform specific tasks or duties (other than disbursement of checks or making referrals to any check casher) with respect to check cashing by a third party, such Block Company shall become a party to such check cashing contract, on terms and conditions (including indemnification) reasonably acceptable to such Block Company.

          (b) Nothing in this Retail Distribution Agreement shall prohibit any Block Company, or an Affiliate thereof, from directly engaging in check cashing or from cashing checks that are issued by HSBC Bank to Settlement Products Clients.

          (c) Notwithstanding anything to the contrary in Section 13.5(a), if the Block Companies desire to enter into an agreement with a third party check casher to cash checks issued by HSBC Bank to the Settlement Product Clients pursuant to the Settlement Products Program, HSBC TFS shall negotiate in good faith with such third party check casher and the Block Companies for a period not in excess of forty-five (45) days from the date on which the Block Companies first notify HSBC TFS of their negotiation with such third party check casher and shall not unreasonably refuse to execute any such agreement negotiated with such third party check casher and the Block Companies.

          (d) Notwithstanding anything herein to the contrary, HSBC Bank shall, and shall cause all of its branch offices to, cash checks that are issued by HSBC Bank to the Settlement Products Clients pursuant to the Settlement Products Program, subject to HSBC Bank's policies and procedures.

     Section 13.6. Reporting by the HSBC Companies.

          (a) The HSBC Companies shall provide, or cause to be provided, as applicable, to the Block Companies the reports set forth on Schedule 13.6 attached hereto via an online, web-interfaced application. Such reports shall be updated and made available to the Block Companies at such times as set forth on
Schedule 13.6.

          (b) The HSBC Companies shall provide the Block Companies with [***].

          (c) The HSBC Companies shall provide to the Block Companies [***], to the extent allowable under applicable Laws for the purpose of [***]. Each of HSBC Companies and the Block Companies shall bear its own expenses with respect to its [***]processes.

     Section 13.7. Operational Improvement. HSBC TFS shall cooperate with Block Services to ensure that HSBC TFS maintains state-of-the-art technology and processes with respect to the technology used by HSBC Bank for the Settlement Products Program. HSBC TFS shall coordinate its technology improvement cycle for the Settlement Products Program with the technology improvement cycle of Block Services. HSBC TFS shall, to the extent such information is made publicly available, benchmark its competitors annually to ensure that it maintains technology for its overall systems at a level equal to or greater than such competitors. HSBC TFS shall provide performance measurements to Block Services at least one (1) time each week during the months of February, March and April of each Tax Year, and at least one (1) time per month during each other month of each Tax Year. Upon the request of any Block Company, the HSBC Companies shall participate in quarterly meetings held by the Block Companies regarding performance of the Settlement Products Program.

     Section 13.8. Technological Innovation. HSBC TFS shall use commercially reasonable efforts to develop additional technological capabilities (e.g., [***]) for the Block Companies; provided, however, each party shall bear its own expenses with respect to such technology.

                                   ARTICLE XIV
                      ADDITIONAL HSBC COMPANIES' COVENANTS

     Section 14.1. Collection of Delinquent ERO Charges. HSBC TFS shall attempt to collect all Delinquent ERO Charges. In the event [***], HSBC TFS shall pay to the Block Enterprise Entities, not later than July 31st following the end of such year, an amount equal to [***] via wire transfer of immediately available funds to an account designated in writing by the Block Enterprise Entities.

     Section 14.2. Incremental Bank Product Fee. No later than thirty (30) days following the last day of each Tax Period, HSBC TFS shall pay to the Block Enterprise Entities, via wire transfer of immediately available funds to an account designated in writing by the Block Enterprise Entities, an amount, in the aggregate, equal to [***].

     Section 14.3. [***].

          (a) [***].

          (b) No later than July 31st following the end of each year of the Term of this Retail Distribution Agreement, HSBC TFS shall pay the Block Enterprise Entities an amount, in the aggregate, equal to [***]. Such amounts shall be paid via ACH credit to an account designated in writing by the Block Enterprise Entities.

          (c) No later than July 31st following the end of each year of the Term of this Retail Distribution Agreement, the Block Companies shall pay the HSBC Companies an amount, in the aggregate, equal to [***]. Such amounts shall be paid via ACH credit to an account designated in writing by HSBC TFS.

     Section 14.4. [***].

          (a) [***].

          (b) HSBC TFS shall pay the Block Companies:

               (i) an amount, in the aggregate, equal to [***];

               (ii) an amount, in the aggregate, equal to [***];

               (iii) an amount, in the aggregate, equal to [***];

               (iv) an amount, in the aggregate, equal to [***];

               (v) an amount, in the aggregate, equal to [***];

               (vi) an amount, in the aggregate, equal to [***]; and

               (vii) an amount, in the aggregate, equal to [***].

          (c) HSBC TFS shall pay the Block Enterprise Entities such amounts required under this Section 14.4 no later than July 31st following the end of each year of the Term of this Retail Distribution Agreement. If such amount under this Section 14.4 is a negative number, no payment shall be due by either HSBC TFS or the Block Enterprise Entities. All such amounts shall be paid by ACH credit to an account designated in writing by the Block Enterprise Entities.

     Section 14.5. [***].

          (a) [***]:

          (b) HSBC TFS shall pay the Block Companies:

               (i) (A) an amount, in the aggregate, equal to [***];

               (ii) an amount, in the aggregate, equal to [***];

               (iii) an amount, in the aggregate, equal to [***];

               (iv) an amount, in the aggregate, equal to [***];

               (v) an amount, in the aggregate, equal to [***];

               (vi) an amount, in the aggregate, equal to [***]; and

               (vii) an amount, in the aggregate, equal to [***].

          (c) HSBC TFS shall pay the Block Enterprise Entities such amounts required under this Section 14.5 no later than July 31st following the end of each year of the Term. If such amount under this Section 14.5 is a negative number, no payment shall be due by either HSBC TFS or the Block Enterprise Entities. All such amounts shall be paid by ACH credit to an account designated in writing by the Block Enterprise Entities.

     Section 14.6. RAC Fee.

          (a) For each Client refund processed through the Refund Anticipation Check Service pursuant to this Retail Distribution Agreement during each Tax Period, except for those refunds processed for which a Savings Vehicle Fee is paid by the Block Companies, the HSBC Companies shall pay to the Block Companies a RAC Fee in the amount set forth in Schedule 14.6(a). The RAC Fee shall be paid via ACH credit to an account designated in writing by the Block Enterprise Entities on the Business Day following receipt of the deposit of any payment or collection in the Deposit Account related to such refund processed if posted to the Client's account by 8:00 p.m. Eastern time on the day of receipt. Any payments processed after 8:00 p.m. Eastern Time on any day shall be deemed to have been received and processed on the next Business Day, for purposes of fee payment.

          (b) For each Client refund processed through the Refund Anticipation Check Service pursuant to a Franchisee Distribution Agreement during each Tax Period, except for those refunds processed for which a Savings Vehicle Fee is paid by the Block Companies, the HSBC Companies shall pay to the Block Companies a RAC Fee in the amount set forth on Schedule 14.6(b). The RAC Fee shall be paid via ACH credit to an account designated in writing by the Block Enterprise Entities on the Business Day following receipt of the deposit of any payment or collection in the Deposit Account related to such refund processed if posted to the Client's account by 8:00 p.m. Eastern time on the day of receipt. Any payments processed after 8:00 p.m. Eastern Time on any day shall be deemed to have been received and processed on the next Business Day, for purposes of fee payment.

          (c) For each Client refund processed through the Refund Anticipation Check Service pursuant to the Franchisee Distribution Agreement during each Tax Period, except for those refunds processed for which a Savings Vehicle Fee is paid by the Block Companies, the HSBC Companies shall pay directly to the Franchisee a Franchisee RAC Fee; provided, however, the Block Companies may require the HSBC Companies to pay such Franchisee RAC Fees directly to the Block Companies to be forwarded to the Franchisees. If the Block Companies direct the HSBC Companies to pay the Franchisee RAC Fee directly to the Block Companies, the Block Companies shall be solely responsible for the payment of such fee to the applicable Franchisee. Such fee shall be paid directly to each Franchisee (unless otherwise provided by the Block Companies), as applicable, via ACH credit, to an account designated in writing by such Franchisee, on the Business Day following receipt of the deposit of any payment or collection in the Deposit Account related to such refund processed if posted to the Client's account by 8:00 p.m. Eastern time on the day of receipt. Any payments processed after 8:00 p.m. Eastern Time on any day shall be deemed to have been received and processed on the next Business Day, for purposes of fee payment. The Block Companies shall designate the Franchisee RAC Fee in writing to the HSBC Companies by September 1 of each year during the Term of this Retail Distribution Agreement. The HSBC Companies shall designate the Franchisee RAC Fee to each Franchisee pursuant to the related Franchisee Distribution Agreement.

     Section 14.7. Expense Reimbursement.

          (a) On the first Business Day of January of each Tax Period during the Term of this Retail Distribution Agreement, HSBC TFS shall pay to the Block Enterprise Entities the Expense Reimbursement to partially reimburse the Block Companies for their out-of-pocket expenses incurred in connection with the Settlement Products Program for such Tax Period. The Expense Reimbursement shall be paid ACH credit to an account designated by the Block Enterprise Entities.

          (b) The Expense Reimbursement shall be in addition to any other payments or reimbursements payable by any HSBC Company to any Block Company pursuant to this Retail Distribution Agreement or any other Program Contract.

     Section 14.8. IRAL Origination System Servicing Level Threshold. If HSBC TFS fails to maintain the IRAL Origination System Servicing Level Threshold set forth in Section 13.4(a) on any Block Business Day, except to the extent non-compliance arises from a Force Majeure Event or a failure by any Block Company to perform any material Obligation under this Retail Distribution Agreement, HSBC TFS shall pay to the Block Enterprise Entities an amount, in the aggregate, equal to [***]. All amounts payable under this Section 14.8 accrued during any Tax Period, shall be payable by HSBC TFS on the last Business Day of the month of October in which such Tax Period ends. HSBC TFS shall pay such amounts via ACH credit to an account designated in writing by the Block Enterprise Entities. To the extent any failure by HSBC TFS to maintain the IRAL Origination System Servicing Level Threshold under this Section 14.8 could not reasonably result in a Material Adverse Effect, the amount paid by HSBC TFS to the

Block Companies under this Section 14.8 shall constitute the sole remedy for failure to maintain the IRAL Origination System Servicing Level Threshold. Not later than the last Business Day of the month of April during such Tax Period, HSBC TFS shall provide true and correct reports to the Block Companies setting forth (a) the number of estimated lost IRAL Clients for each Block Business Day during the Tax Period, (b) the number of IRALs originated during each Block Business Day in the previous calendar year and (c) the number of IRALs originated during each Block Business Day during the Tax Period.

     Section 14.9. RAL Origination System Payment. If HSBC TFS fails to [***], HSBC TFS shall pay to the Block Enterprise Entities an amount, in the aggregate, equal to [***]. All amounts payable under this Section 14.9 accrued during any Tax Period, shall be payable by HSBC TFS on the last Business Day of the month of October in which such Tax Period ends. HSBC TFS shall pay such amounts via ACH credit to an account designated in writing by the Block Enterprise Entities. To the extent any failure by HSBC TFS to maintain the RAL Origination System under this Section 14.9 could not reasonably result in a Material Adverse Effect, the amount paid by HSBC TFS to the Block Companies under this Section
14.9 shall constitute the sole remedy for failure to maintain the RAL Origination System. Not later than the last Business Day of the month of April during such Tax Period, HSBC TFS shall provide true and correct reports to the Block Companies setting forth (a) the number of estimated lost RALs and eRALs for each Block Business Day during the Tax Period, (b) the number of RALs and eRALs originated during each Block Business Day in the previous calendar year and (c) the number of RALs and eRALs originated during each Block Business Day during the Tax Period.

     Section 14.10. Put Option for Delinquent ERO Charges. The HSBC Companies and the Block Companies covenant and agree to negotiate in good faith to reach an agreement pursuant to which the Block Companies shall have the option to sell all or any portion of their Delinquent ERO Charges to HSBC TFS at a purchase price to be determined.

     Section 14.11. Changes in HSBC Cross Collection Activities.

          (a) HSBC Bank and HSBC TFS shall in good faith discuss the cessation or modification of all or any portion of their cross collection practices during the Term of this Retail Distribution Agreement at the request of the Block Companies. If, after such discussions, HSBC Bank and HSBC TFS and the Block Companies mutually agree that such practices should cease or be modified, in whole or in part, HSBC Bank and HSBC TFS shall, to the extent not prohibited by an agreement with another RAL lender concerning cross collection, comply with terms of any such agreement with the Block Companies.

          (b) In the event HSBC Bank and HSBC TFS are prohibited from complying with any agreement between HSBC Bank and HSBC TFS and the Block Companies concerning the cessation or modification of any cross collection practices, HSBC Bank and HSBC TFS shall nonetheless engage such RAL lender in good faith discussions concerning the cessation or modification of cross collection practices as agreed to by HSBC Bank and HSBC TFS and the Block Companies.

          (c) Unless the Block Companies otherwise consent in writing, HSBC Bank and HSBC TFS may only enter into a new agreement or otherwise extend the term of an agreement currently in effect with another RAL lender in connection with cross collection practices if the agreement or amendment states that HSBC Bank and HSBC TFS may terminate the agreement immediately if it makes a reasonable determination that it is required to do so by law, regulation, or regulatory authority.

     Section 14.12. Paper Stock Reimbursement. HSBC TFS shall reimburse the Block Companies for all expenses, in the aggregate, incurred during each year of the Term of this Retail Distribution Agreement by any of the Block Companies (including, without duplication, expenses related to Franchisees) with respect to the purchase, production, transportation and storage of paper stock, check stock, letters of instruction and fulfillment letters. Within thirty (30) days following the last day of any year of the Term of this Retail Distribution Agreement, the Block Enterprise Entities shall submit an invoice to HSBC TFS setting forth the aggregate expenses of the Block Companies with respect to those items described in the immediately preceding sentence. HSBC TFS shall pay the Block Enterprise Entities the aggregate amount of expenses set forth on such invoice within thirty (30) days of receipt of such invoice from the Block Enterprise Entities. All payments made hereunder shall be via ACH credit to an account designated in writing by the Block Enterprise Entities.

     Section 14.13. Cross-Sales. The HSBC Companies and their Affiliates shall not, directly or indirectly, market, offer or sell any products or services, other than Settlement Products, to any Client, without the prior written consent of the Block Companies; provided, in the event the Block Companies consent to the marketing, offering or selling of any products or services described in this
Section 14.13 to a Client, the HSBC Companies shall negotiate, in good faith, with the Block Companies to determine the amount of any fee to be paid by the HSBC Companies to the Block Companies for the right to market, offer or sell any products or services described in this Section 14.13. The restrictions set forth in the immediately preceding sentence shall not prohibit the HSBC Companies and their Affiliates from marketing, offering or selling any products or services to any Client if such Client's name and contact information was obtained through sources independent of any Block Company. In addition, the restrictions set forth in the first sentence of this Section 14.13 shall not prohibit the HSBC Companies and their Affiliates from marketing, offering or selling any products or services to any Client via general solicitations to the public-at-large or if such Client is an unsolicited walk-in customer. The HSBC Companies shall not direct or request, in any manner, any third party source to provide or accept from any third party source any potential customer lists developed or predicated on parameters similar to those of Clients.

     Section 14.14. Collection of Late Fees and Refund Account Fees.

          (a) With respect to HSBC RALs originated on or after January 1, 2007, [***].

          (b) Neither HSBC Bank nor the Servicer shall collect the Refund Account Fee from the related Client, with respect to an HSBC RAC, Denied Classic RAL or Denied IRAL that resulted in no proceeds being distributed to the Settlement Products Client.

          (c) Subject to Section 14.14(a), the HSBC Companies shall collaborate with the Block Companies to evaluate and modify its collection practices as needed.

     Section 14.15. Government Relations.

          (a) HSBC TFS or its appropriate Affiliate shall engage in normal-course litigation and regulatory issue research activities within the banking and consumer finance industry with respect to Settlement Products and the Settlement Products Program. On at least a quarterly basis or more often if deemed necessary or appropriate, HSBC TFS shall report to the Block Companies on federal, state and local level developments on new and proposed Laws and political issues and trends relating to, influencing or otherwise impacting the Settlement Products and the Settlement Products Program. HSBC Bank and the Block Companies shall establish a monitoring and follow-up system for significant developments.

          (b) The HSBC Companies and the Block Companies agree to undertake necessary and appropriate lobbying efforts at federal, state and local levels to support the Settlement Products and the Settlement Products Program. The HSBC Companies agree to commit [***] experienced government relations professionals, and the Block Companies agree to commit those government relations professionals the Block Companies deem to be sufficient, that may be mobilized to respond to issues related to Settlement Products and the Settlement Products Program, if the need arises or if considered appropriate.

          (c) Each of the HSBC Companies and the Block Companies agrees to respond appropriately and professionally to any state attorney general and other regulatory investigations related to the Settlement Products, taking into account such party's respective business interests.

          (d) The HSBC Companies and the Block Companies agree to respond appropriately and professionally to all threats to the Settlement Products and the Settlement Products Program in a coordinated fashion.

          (e) All information shared by the HSBC Companies and the Block Companies in performing their Obligations under this Section 14.15, shall be shared in accordance with and only to the extent allowed by applicable Law.

     Section 14.16. Disbursement Check Losses. The Block Companies shall not be responsible for losses related to Disbursement Checks involving theft, fraud or duplicate checks, except to the extent that (a) any such losses were caused by the negligence of a Representative of a Block Company or (b) any Block Company receives reimbursement of such losses under any insurance policy.

     Section 14.17. Retail Settlement Products Procedures. The HSBC Companies shall perform all of the tasks and duties set forth on (a) the Retail Settlement Products Procedures Schedules that are to be performed by the HSBC Companies with respect to each Retail Settlement Product, and (b) Schedule 14.17. HSBC Bank shall perform such tasks and duties in a commercially reasonable manner.

     Section 14.18. Data Security and Recovery. The HSBC Companies shall maintain the security of their data and recovery of systems, applications and data related to the Settlement Products Program in accordance with 12 C.F.R.
Part 40, 16 C.F.R. Part 314 and OCC regulations and policies relating to data security (to the extent required by Law) and shall report any such breaches in its data security to the Block Companies within five (5) Business Days of HSBC

Bank's discovery of any such breach. The HSBC Companies have developed, implemented and will maintain effective information security policies and procedures that include administrative, technical and physical safeguards designed to (a) ensure the security and confidentiality of Confidential Information provided to the HSBC Companies hereunder, (b) protect against anticipated threats or hazards to the security or integrity of such Confidential Information, (c) protect against unauthorized access or use of such Confidential Information, and (d) ensure the proper disposal of Confidential Information. All personnel of the HSBC Companies handling such Confidential Information have been appropriately trained in the implementation of the HSBC Companies' information security policies and procedures. The HSBC Companies shall regularly audit and review their information security policies and procedures to ensure their continued effectiveness and to determine whether adjustments are necessary in light of circumstances, including changes in technology, customer information systems or threats or hazards to Confidential Information. In the event of unauthorized access to Confidential Information or non-public personal information of individual consumers, the HSBC Companies shall promptly take appropriate action to prevent further unauthorized access and shall take any other action required by Law.

     Section 14.19. Prior Debt Indicator File. The HSBC Companies shall provide the Prior Debt Indicator File to Block Services, or an Affiliate designated by it, by December 3 prior to each Tax Period during the Term of this Retail Distribution Agreement, on a state-by-state and year-by-year basis, in each case as mutually agreed by HSBC Companies and Block Services. HSBC Bank shall have a duty to update any Prior Debt Indicator File provided to Block Services to the extent it receives any updates after December 3.

     Section 14.20. Block Companies' Additional Costs. Notwithstanding anything to the contrary in this Agreement, additional costs incurred by the Block Companies in following Instructions of HSBC Bank, including costs for following Instructions shall be handled in the manner set forth in this Section. If any Instruction of HSBC Bank is not consistent with past practices of the parties in conducting the Settlement Products Program, and the Block Companies reasonably determine that their compliance with such Instructions will cause the Block Companies and the Franchisees to incur expenses more than [***], then the Block Companies shall notify the HSBC Companies of such determination and the parties will explore alternative ways to achieve compliance with such Instructions in a more cost efficient manner; provided, that if the parties are unable to agree upon an effective alternative [***].

                                   ARTICLE XV
                 INTELLECTUAL PROPERTY LICENSING AND DEVELOPMENT

     Section 15.1. Licensing of Block Licensed Marks.

          (a) Royalty hereby grants to HSBC Bank and HSBC TFS a nonexclusive and nonassignable right and license to use the Block Licensed Marks (listed on Schedule 15.1) as designated by Royalty for use in connection with the Settlement Products Program. HSBC Bank, HSBC TFS and their respective Affiliates shall not use the Block Licensed Marks for any purpose except the purposes specifically set forth herein. Any use of the Block Licensed Marks and all goodwill generated thereby shall inure to the benefit of Royalty.

          (b) All uses of the Block Licensed Marks shall be approved in advance by Royalty in writing and shall be at all times in compliance with any standards which Royalty may impose in writing from time to time regarding such use. HSBC Bank and HSBC TFS shall provide samples of any proposed uses of the Block Licensed Marks to Royalty for written approval prior to any use of the same, and shall provide samples of any marketing materials related to the Settlement Products Program that are developed and used by HSBC Bank or HSBC TFS, upon the request of Royalty.

          (c) All rights in and to the Block Licensed Marks that are not specifically granted to HSBC Bank and HSBC TFS shall remain with Royalty. HSBC Bank and HSBC TFS shall cooperate with Royalty in the protection and defense of the Block Licensed Marks and in the prosecution, at Royalty's sole option, of infringers of the Block Licensed Marks. Neither HSBC Bank nor HSBC TFS shall register or seek to register any trade name, trademark, service mark, trade dress, logotype, commercial symbol, or other identifier identical or confusingly similar to any of the Block Licensed Marks.

          (d) The license granted hereunder to use the Block Licensed Marks shall terminate upon termination or expiration of this Retail Distribution Agreement. Thereafter, HSBC Bank and HSBC TFS shall cease any and all use of the Block Licensed Marks and destroy or return any marketing materials containing the Block Licensed Marks to Royalty.

     Section 15.2. Licensing of HSBC Licensed Patents.

          (a) Beneficial Franchise hereby grants to the Block Companies and their Affiliates a nonexclusive and nonassignable right and license under the HSBC Licensed Patents (listed on Schedule 15.2, which schedule shall also list any pending application for any HSBC Licensed Patents) to use any and all products, methods or systems described or claimed in the HSBC Licensed Patents for use in conjunction with the Settlement Products Program. Beneficial Franchise also grants to the Block Companies and their Affiliates the right to grant sublicenses to use any and all products, methods or systems described or claimed in the HSBC Licensed Patents to the Franchisees and to any Person or entity that is involved in the processing of Settlement Products, but only to the extent that Settlement Products are processed in any manner through TPS Software, or other electronic filing software, acceptable to Beneficial Franchise. Any sublicense granted the Block Companies shall contain provisions corresponding to those of this Retail Distribution Agreement regarding termination of the license to use HSBC Licensed Patents and shall not include the right to sublicense to other parties.

          (b) Beneficial Franchise hereby waives and fully releases the Block Companies and their respective Affiliates from any claims for infringement of the HSBC Licensed Patents arising from any Settlement Products originated or issued prior to or during the term of the license granted in this Section 15.2. The license granted hereunder to use the HSBC Licensed Patents shall terminate ten (10) years following the termination or expiration of this Retail Distribution Agreement; provided, however, that in the event this Retail Distribution Agreement is terminated pursuant to Section 19.2(a) as a result of a Block Event of Default, the license granted hereunder to use the HSBC Licensed Patents shall terminate immediately upon the effective date of such termination of this Retail Distribution Agreement, and the Block Companies shall immediately cease any and all use of the HSBC Licensed Patents.

     Section 15.3. Licensing of HSBC Licensed Marks.

          (a) Beneficial Franchise hereby grants to the Block Companies and their Affiliates a nonexclusive and nonassignable right and license to use the HSBC Licensed Marks (listed on Schedule 15.3, which schedule shall also list any pending application for any HSBC Licensed Marks) as designated by Beneficial Franchise for use in connection with the Settlement Products Program. Beneficial Franchise also grants to the Block Companies and their Affiliates the right to grant sublicenses of the HSBC Licensed Marks to the Franchisees and to any Person or entity that is involved in the processing of Settlement Products. The Block Companies and their Affiliates shall not use the HSBC Licensed Marks for any purpose except the purposes specifically set forth herein. Any use of the HSBC Licensed Marks and all goodwill generated thereby shall inure to the benefit of Beneficial Franchise. Beneficial Franchise also grants to the Block Companies and their Affiliates the right to grant sublicenses to use the HSBC Licensed Marks in connection with the Settlement Products Program. Any sublicense granted by the Block Companies shall contain provisions corresponding to those of this Retail Distribution Agreement regarding termination of the license to use HSBC Licensed Marks and shall not include the right to sublicense to other parties.

          (b) All uses of the HSBC Licensed Marks shall be approved in advance by Beneficial Franchise in writing and shall be at all times in compliance with any standards which Beneficial Franchise may impose in writing from time to time regarding such use. The Block Companies shall provide samples of any proposed uses of the HSBC Licensed Marks to Beneficial Franchise for written approval prior to any use of the same, and shall provide samples of any marketing materials related to the Settlement Products Program that are developed and used by the Block Companies, upon the request of Beneficial Franchise.

          (c) All rights in and to the HSBC Licensed Marks that are not specifically granted to the Block Companies shall remain with Beneficial Franchise. The Block Companies shall cooperate with Beneficial Franchise in the protection and defense of the HSBC Licensed Marks and in the prosecution, at Beneficial Franchise's sole option, of infringers of the HSBC Licensed Marks. The Block Companies shall not register or seek to register any trade name, trademark, service mark, trade dress, logotype, commercial symbol, or other identifier identical or confusingly similar to any of the HSBC Licensed Marks.

          (d) The license granted hereunder to use the HSBC Licensed Marks shall terminate upon termination or expiration of this Retail Distribution Agreement. Thereafter, the Block Companies shall cease any and all use of the HSBC Licensed Marks and destroy or return any marketing materials containing the HSBC Licensed Marks to Beneficial Franchise.

     Section 15.4. Previously Developed Intellectual Property. All Intellectual Property developed by any Block Company or any HSBC Company shall remain the Intellectual Property of such party. If any such Intellectual Property is necessary for the proper operation of the Settlement Products Program, the owner of such Intellectual Property shall grant a non-exclusive license to each party hereto as necessary for the proper operation of the Settlement Products Program.

     Section 15.5. Jointly Developed Intellectual Property.

          (a) Beneficial Franchise and Royalty shall jointly own all right, title and interest in and to any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement, including all Proprietary Rights in the same. Each HSBC Company hereby assigns and agrees to assign in the future a one-half ownership interest in and to the Proprietary Rights to Royalty, and agrees to execute any further documents needed in the future to vest a one-half ownership interest in the same in Royalty. Each Block Company hereby assigns and agrees to assign in the future a one-half ownership interest in and to the Proprietary Rights to Beneficial Franchise, and agrees to execute any further documents needed in the future to vest a one-half ownership interest in the same in Beneficial Franchise.

          (b) Each HSBC Company represents and warrants that any individuals participating or otherwise contributing to the conception of any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement on behalf of any HSBC Company are obligated to assign any Proprietary Rights that they may have by virtue of such conception to Beneficial Franchise or one or more of its Affiliates.

          (c) Each Block Company represents and warrants that any individuals participating or otherwise contributing to the conception of any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement on behalf of any Block Company are obligated to assign any Proprietary Rights that they may have by virtue of such conception to Royalty or one or more of its Affiliates.

          (d) Any Block Company, any HSBC Company, and any of their respective affiliates shall each be entitled to use any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement directly on its own behalf, without the consent of the other party. Any Block Company may also permit the Franchisees to use any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement, without the consent of Beneficial Franchise.

          (e) Neither Royalty nor Beneficial Franchise may license any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement to any third party (other than Franchisees) that is not an Affiliate of either the Block Companies or the HSBC Companies, respectively, without the prior written consent of each of Royalty and Beneficial Franchise. If the consent of both parties is given in such a situation and the licensing party charges the unaffiliated third party (other than Franchisees) a license fee or other charge regarding such third party's use of the Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement, the licensing party shall pay fifty percent (50%) of the license fee to the other party.

          (f) Each Block Company and each HSBC Company agrees to cooperate and consult with one another in an effort to determine whether or not to pursue patent protection for any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement. If the parties mutually determine to pursue patent protection on any aspects of such jointly developed Intellectual Property, they will jointly participate in the preparation, filing, prosecution and maintenance of the rights in such Intellectual Property. Each party will have a full and fair opportunity to review and contribute to the patent application or applications and any other filings to be made in the U.S. Patent Office or foreign patent offices. The parties will jointly share in all costs associated with the preparation, filing, prosecution and maintenance of such rights in the Intellectual Property jointly developed by the parties during the Term of this Program.

          (g) With respect to filings:

               (i) (A) Each Block Company and each HSBC Company agrees that if one party (the "Non-Filing Party") desires not to file patent rights in any Intellectual Property jointly developed by the parties during the term of this Retail Distribution Agreement in the United States, the other party (the "Filing Party") may do so at its own cost and expense. In such event, (1) the Filing Party shall have no obligation to consult with the Non-Filing Party regarding the preparation and filing of the patent rights, (2) the Non-Filing Party shall not have an opportunity to review or contribute to the patent application and
(3) the Non-Filing Party shall assign its ownership interest in and to such patent rights to the Filing Party.

               (ii) Each Block Company and each HSBC Company agrees that if the Non-Filing Party desires not to file, prosecute or maintain patent rights in any given foreign country, the Filing Party may do so at its own cost and expense. In such event, the Non-Filing Party shall assign its ownership interest in and to such foreign country patent rights to the Filing Party.

               (iii) In no event shall the Confidential Information of any Block Company or any HSBC Company be disclosed in a patent application or other document filed with the U.S. Patent Office or foreign patent office without the express approval of that party.

               (iv) If any Block Company or HSBC Company becomes aware of any infringement of the Proprietary Rights of any Intellectual Property jointly developed by the parties during the term of this Retail Distribution Agreement by a third party, that party will notify the other parties of the infringement. The parties will consult and cooperate in determining any action to be taken with respect to such infringement. If the parties mutually agree to take legal action against the infringer, the parties will share in the costs and any recoveries from such action. If only one party desires to pursue legal action, that party shall be entitled to take such action at its sole cost and to retain any recoveries therefrom. In any event, the parties will cooperate and provide reasonable assistance to one another in relation to any such actions for infringement.

          (h) Each Block Company and each HSBC Company agrees to keep all aspects any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement confidential until such time as any patent applications in relation to such Intellectual Property are filed, or the parties mutually agree not to file any patent applications in relation to such Intellectual Property.

          (i) Each HSBC Company's rights to and interest in any Intellectual Property jointly developed by the parties during the term of this Retail Distribution Agreement through the date of termination shall survive the termination of this Retail Distribution Agreement with no costs to any HSBC Company. Following the termination or expiration of this Retail Distribution Agreement, the HSBC Companies may license or sublicense to any third party any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement without the consent of the Block Companies. If any HSBC Company charges the unaffiliated third party a license fee or other charge regarding such third party's use of the Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement, such HSBC Company shall pay fifty percent (50%) of the license fee to the Block Companies.

          (j) Each Block Company's rights to and interest in any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement through the date of termination shall survive the termination of this Retail Distribution Agreement at no costs to any Block Company. Following the termination or expiration of this Retail Distribution Agreement, the Block Companies may license or sublicense to any third party any Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement without the consent of the HSBC Companies. If any Block Company charges the unaffiliated third party (other than a Franchisee) a license fee or other charge regarding such third party's use of the Intellectual Property jointly developed by the parties during the Term of this Retail Distribution Agreement, such Block Company shall pay fifty percent (50%) of the license fee to the HSBC Companies.

     Section 15.6. Notice of Intellectual Property Filings.

          (a) Each HSBC Company hereby agrees to notify the Block Companies if any such HSBC Company plans to file an application or applications with the U.S. Patent Office or any foreign patent offices for any Settlement Product (or product similar thereto) or related to any Settlement Product (or product similar thereto). Any notice provided under this Section 15.6 shall be provided sixty (60) days prior to filing any application described herein. The party receiving such notification shall not disclose the application or the existence of the application to any third party without the consent of the notifying party, which consent shall not be unreasonably withheld.

          (b) Each Block Company hereby agrees to notify the HSBC Companies if any such Block Company plans to file an application or applications with the U.S. Patent Office or any foreign patent offices for any Settlement Product (or product similar thereto) or related to any Settlement Product (or product similar thereto). Any notice provided under this Section 15.6 shall be provided sixty (60) days prior to filing any application described herein. The party receiving such notification shall not disclose the application or the existence of the application to any third party without the consent of the notifying party, which consent shall not be unreasonably withheld.

                                   ARTICLE XVI
                       CONFIDENTIALITY; FINANCIAL PRIVACY

     During and after the Term of this Retail Distribution Agreement:

     Section 16.1. Confidential Information.

          (a) Each of the parties is informed and acknowledges that implementation and operation of the Settlement Products Program will involve the use of Confidential Information that is proprietary to the respective parties. Each party will retain in confidence all Confidential Information received in connection with this Retail Distribution Agreement or any other Program Contract and limit access to or disclosure of such Confidential Information received in connection with this Retail Distribution Agreement or any other Program Contract solely for the purpose of operation of the Settlement Products Program. To this end, the recipient will employ the same degree of care to avoid disclosure of such information that it employs with respect to its own Confidential Information.

          (b) Subject to Section 16.4, such obligation of confidentiality shall not extend to any information (i) that is shown to have been known by the receiving party prior to disclosure to it by the other party or parties hereto or generally known to others engaged in the same trade or business as the furnishing party; (ii) that is or shall become part of public knowledge through no act or omission by the receiving party or its Representatives; (iii) that shall have been lawfully received by the receiving party from a third party which the receiving party does not know and has no reason to believe is under any obligation of confidentiality with respect to such information.

     Section 16.2. Privacy of Client and Consumer Information.

          (a) Notwithstanding anything in this Retail Distribution Agreement to the contrary, a Receiving Party hereby agrees that it will not disclose nonpublic personal information of Clients and consumers of Disclosing Party to Affiliates or non-affiliated third parties or use such nonpublic personal information for any purpose other than satisfying a Receiving Party's duties and obligations under this Retail Distribution Agreement and the other Program Contracts, unless the Client or consumer has consented to such use or it is otherwise permitted by applicable Law, provided that HSBC TFS shall have the right to disclose to the Originator information it deems reasonably necessary to carry out its obligations under the Settlement Products Program. Any such use or disclosure by a Receiving Party of nonpublic personal information of clients and consumers of the Disclosing Party shall be in compliance with applicable Law. All of the parties hereto shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

          (b) In addition to any other obligations of Receiving Party set forth in this Retail Distribution Agreement, a Receiving Party hereby agrees to implement and maintain safeguards for the nonpublic personal information of Clients and consumers of a Disclosing Party, which shall be consistent with the requirements of 16 C.F.R. Part 314 and, with respect to HSBC Bank, 12 C.F.R.
Part 40 or other applicable Law, as directed by the Disclosing Party, but in no event less than the standard of care a Receiving Party uses to protect its own information of similar sensitivity. Without limitation, a Receiving Party shall permit access and usage of nonpublic personal information of Clients and consumers of a Disclosing Party to its Representatives only to the extent necessary in order for a Receiving Party to perform its obligations under this Retail Distribution Agreement. Subject to applicable Law, a Receiving Party may permit access and usage of nonpublic personal information of Clients and consumers of a Disclosing Party to a Receiving Party's Affiliates in order to exercise its rights and perform its obligations under this Retail Distribution Agreement and the other Program Contracts, provided that the Receiving Party shall require that any of its Affiliates that are permitted such access or usage agree not to disclose such information to any third party except as permitted by applicable Law and otherwise permitted by Section 16.2(a) herein. A Receiving Party will allow a Disclosing Party, on an annual basis (at the Disclosing Party's sole cost and expense), to reasonably audit the Receiving Party's compliance with its obligations under this Section 16.2, and Sections 7.20 and 14.18, and Receiving Party shall reasonably cooperate with Disclosing Party in the conduct of such audit upon reasonable advance notice. Such audit rights do not relieve the Receiving Party from responsibility for exercising due care in ensuring compliance with its obligations regarding the nonpublic personal information of Clients and customers of Disclosing Party. All terms used in this
Section 16.2 shall have the same meanings, where the context permits, as set forth in 16 C.F.R. Part 313 and Part 314.

     Section 16.3. Conduct Prohibited. Notwithstanding anything in this Article XVI to the contrary, the HSBC Companies shall not (a) use the names of H&R Block, any of the Block Companies or their Affiliates, or the names of any of the Agents' Return preparers, in any communications with Clients or other Persons except in carrying out each HSBC Company's obligations under this Retail Distribution Agreement and the other Program Contracts; (b) target or solicit Clients for any product or service not contemplated under the Retail Distribution Agreement or other Program Contracts, other than as provided in this Retail Distribution Agreement; (c) use or disclose the fact that a Client was a client of any of the Block Companies, without such Block Company's prior written consent, except as necessary to carry out each HSBC Company's obligations under this Retail Distribution Agreement and the other Program Contracts (and in accordance with applicable Law); (d) take any action which, the Block Companies, in their reasonable opinion, deemed an act of transitioning Clients to another tax preparer or online tax preparation service; or (e) sell or otherwise disclose any Client list, other than as provided in this Retail Distribution Agreement and in accordance with applicable Law.

     Section 16.4. Sharing of Return and Application Data.

          (a) Subject to Section 16.3, HSBC Bank and HSBC TFS may share any data from a Client's Return and Application with any of their Affiliates; provided that they shall obtain appropriate consents for such sharing that are compliant with 26 U.S.C. Section 7216 and regulations promulgated thereunder, and further provided that they comply with the requirements of the Gramm-Leach-Bliley Act, 12 C.F.R. Part 40, 16 C.F.R. Part 313 and any other applicable Laws. HSBC Bank and HSBC TFS, upon obtaining appropriate consents from Clients, may share any data from such Clients' Returns and Applications with any of their Affiliates.

          (b) To the extent permitted by applicable Law, each HSBC Company agrees to promptly provide to each Block Company and its Affiliates, upon request, but not more than twice during any calendar year, a list of all Persons and, their complete mailing addresses to whom such HSBC Company made HSBC RALs or HSBC RACs during the most recently ended Tax Period. Such list shall be provided in electronic form and, to the extent reasonably practicable, in a form typical of mailing lists purchased in the open market. No Block Company or Affiliate shall use, or permit the use of, such list for purposes of soliciting Clients for credit related products. The Block Companies and their Affiliates shall take appropriate action by agreement with third parties having access to such list to prohibit such third parties from using such list for purposes of soliciting Clients for credit related products.

     Section 16.5. HSBC Information Screen. Except to the extent necessary to comply with applicable Laws, the HSBC Companies shall create and maintain an Information Screen prohibiting members of the HSBC Team from sharing any data concerning or related to the Settlement Products Program with any employees of HSBC Companies or their Affiliates who are not members of the HSBC Team except those employees (i) who work within the accounting departments, legal departments, internal audit, operational/item processing department and internal compliance areas (excluding any field personnel) of the HSBC Companies and its Affiliates who are responsible for ongoing corporate governance and the monitoring and compliance function within the HSBC Companies, and (ii) of HSBC Technology Services USA, provided that the HSBC Companies require such employees to execute a confidentiality agreement agreeing to keep such information confidential. The HSBC Companies may add members to the HSBC Team upon ten (10) days prior written notice to Block Services. The HSBC Companies, jointly and severally, covenant that, no member of the HSBC Team shall provide any service or perform any support work for, on behalf of or with respect to any tax return preparer or tax preparation software company other than the Block Companies.

     Section 16.6. Confidentiality of Program Contracts.

          (a) If any of the HSBC Companies, or any of their respective Affiliates, determine that it is necessary under applicable Law to file this Retail Distribution Agreement or any of the Program Contracts with the Securities and Exchange Commission, such HSBC Company shall seek to obtain confidential treatment of the same provisions in this Retail Distribution Agreement or the other Program Contracts as redacted by H&R Block in its filing of this Retail Distribution Agreement or the other Program Contracts with the Securities and Exchange Commission. If any of the HSBC Companies determine that they are required to file any of the other Program Contracts with the Securities and Exchange Commission, such HSBC Company shall provide the Block Companies with notice prior to such filing and to the extent permissible by Law, shall, after consultation from the Block Companies, redact such provisions designated as confidential by the Block Companies.

          (b) If any of the Block Companies or any of the HSBC Companies, or any of their respective Affiliates, is requested by any Governmental Authority to disclose this Retail Distribution Agreement or any of the other Program Contracts to such Governmental Authority, or if any such party voluntarily discloses this Retail Distribution Agreement or any other Program Contract to any Governmental Authority, such party shall (i) give the other parties hereto prompt written notice of such request for disclosure (unless otherwise prohibited by applicable Law) or such decision to voluntarily make such disclosure and (ii) not disclose this Retail Distribution Agreement or any other Program Contract to such Governmental Authority without reasonable assurances from such Governmental Authority that the terms and conditions of this Retail Distribution Agreement and the other Program Contracts will be afforded reasonable confidentiality protections by such Governmental Authority.

          (c) If any party hereto becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the terms and conditions of this Retail Distribution Agreement or any of the other Program Contracts, such party shall give the other parties hereto prompt written notice of such requirement so that the other parties may attempt to seek a protective order or other assurance that confidential treatment will be accorded to any such disclosure (and the party receiving the disclosure request shall cooperate reasonably with any such efforts by any of the other parties) or waive compliance with the terms of this
Section 16.6(c). If such protective order or other remedy is not timely obtained, the party receiving the disclosure request agrees to give the other parties notice of the terms and conditions of this Retail Distribution Agreement or any of the other Program Contracts to be disclosed as far in advance of such disclosure as is reasonably practicable, and shall furnish only those terms and conditions of this Retail Distribution Agreement or the other Program Contracts for which the other parties have waived compliance with the relevant provisions of this Section 16.6(c), or that is, in the opinion of legal counsel to the party receiving such disclosure request, required to be disclosed in order to avoid a contempt order or other civil or criminal sanction or penalty.

          (d) Notwithstanding the above, the confidentiality obligations set forth in this Section 16.6 shall not apply to any disclosure of any of the terms and conditions of this Retail Distribution Agreement or any of the other Program Contracts required by applicable Law or stock exchange rules; provided that the applicable parties shall use, and shall cause their applicable Affiliates to use, commercially reasonable efforts to give the other parties hereto prior notice of such disclosure in sufficient time to enable such other parties to protect any such provisions of this Retail Distribution Agreement or any of the other Program Contracts from disclosure.

                                  ARTICLE XVII
                              TERM AND TERMINATION

     Section 17.1. Term; Renewal. The "Initial Term" of this Retail Distribution Agreement shall commence as of July 1, 2006 and shall expire on June 30, 2011, unless earlier terminated as provided in Section 17.2. The Block Companies shall have the exclusive right to renew this Retail Distribution Agreement for not more than two (2) successive one year periods (each such one year period is referred to as a "Renewal Term"). In the event the Block Companies elect to renew this Retail Distribution Agreement for a Renewal Term, such Block Companies shall provide written notice to HSBC TFS, as agent for the HSBC Companies, not later than ninety (90) days prior to the expiration of the Initial Term or, if the Retail Distribution Agreement were renewed, the Renewal Term. The Initial Term and any Renewal Term(s) are collectively referred to as the "Term". Notwithstanding the provisions of this Section 17.1, this Retail Distribution Agreement may be terminated prior to the expiration of the Initial Term or any Renewal Term in accordance with the provisions of Section 17.2. Any other Program Contract may also be terminated in accordance with the provisions of Section 17.2.

     Section 17.2. Termination.

          (a) This Retail Distribution Agreement and any other Program Contract may be terminated immediately, upon the mutual written agreement of each HSBC Company and the Block Company party thereto.

          (b) The Block Companies may terminate this Retail Distribution Agreement and/or any Program Contract (other than the Servicing Agreement) in accordance with Section 18.2.

          (c) The HSBC Companies may terminate this Retail Distribution Agreement and/or any Program Contract (other than the Servicing Agreement) in accordance with Section 19.2.

          (d) All of the Block Companies or all of the HSBC Companies may terminate this Retail Distribution Agreement and any other Program Contract (other than the Servicing Agreement) in the event the IRS withdraws or changes the implementing revenue procedures sanctioning RALs or RACs (other than the removal of the Debt Indicator), to the extent such withdrawal could reasonably be expected to have a Material Adverse Effect on the anticipated benefits that the terminating parties would achieve from the Settlement Products Program.

          (e) All of the Block Companies or all of the HSBC Companies may terminate this Retail Distribution Agreement and any other Program Contract (other than the Servicing Agreement) in the event that the offering of HSBC RALs pursuant to the Settlement Products Program becomes commercially infeasible due to a change in Law (other than the removal of the Debt Indicator) that creates a Material Adverse Effect.

          (f) The HSBC Companies may terminate any Franchisee Distribution Agreement in accordance with its terms.

          (g) Notwithstanding anything to the contrary in this Retail Distribution Agreement, the termination of this Retail Distribution Agreement shall not result in, or give any party any right to terminate, the Servicing Agreement. Termination of the Servicing Agreement shall be governed by the relevant provisions contained in the Servicing Agreement.

     Section 17.3. Effect of Termination.

          (a) Termination pursuant to Section 17.2 shall not affect the rights or obligations (including any payment obligations for which payment is due after the effective date of the termination of this Retail Distribution Agreement) of the parties to this Retail Distribution Agreement or any other Program Contract arising prior to the termination of this Retail Distribution Agreement or any other Program Contract, including the obligations of the Servicer under the Servicing Agreement.

          (b) After any termination, the Loan Files for the Retail Settlement Products and Digital Settlement Products will continue to be the property and responsibility of HSBC Bank.

     Section 17.4. Return of Confidential Information. Subject to Section 17.3(b), upon termination of this Retail Distribution Agreement, the parties shall return to any furnishing party all Confidential Information received in connection with this Retail Distribution Agreement or any other Program Contract and certify in writing to such furnishing party that such receiving party has not retained any copies of such Confidential Information; provided, however, notwithstanding any other provision herein, any information that any HSBC Company or Block Company provides to HSBC Bank in carrying out its obligations under this Retail Distribution Agreement or any other Program Contract that the Originator is required as a federally-insured financial institution to retain shall not be subject to the return provisions herein during the period of such legally required retention.

                                  ARTICLE XVIII
            DEFAULT OF HSBC COMPANIES AND REMEDIES OF BLOCK COMPANIES

     Section 18.1. HSBC Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to any HSBC Company hereunder (each, an "HSBC Event of Default"):

          (a) such HSBC Company (i) fails to make any payment of the payment Obligations, individually or in the aggregate of an amount more than Five Hundred Thousand Dollars ($500,000), when due and payable and such failure to pay shall continue for five (5) days or more, or (ii) fails to pay or reimburse any Block Company for any expense reimbursable under any Program Contract within five (5) days following such Block Company's demand for such reimbursement or payment of expenses, which demand shall contain sufficiently detailed information and supporting documentation, to the extent applicable, of the expenditures for which reimbursement is sought;

          (b) such HSBC Company fails to observe or perform any covenant applicable to it contained in any Program Contract (or, in the event such covenant (except any covenant in Section 6.8) does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), and the same shall remain unremedied for five (5) days or more following receipt of written notice of such failure;

          (c) any representation, warranty, certification or statement made by such HSBC Company in any Program Contract is incorrect in any respect (or, in the event such representation, warranty, certificate or statement made under any Program Contract does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect);

          (d) any event or condition shall occur which results in a violation of any provision of the organizational documents of such HSBC Company, to the extent such violation could reasonably be expected to have a Material Adverse Effect;

          (e) such HSBC Company shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties or assets, (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, (iii) cease to be solvent or make a general assignment for the benefit of creditors or (iv) fail generally, not be able or admit in writing its inability to pay its debts as they become due, or take any action in furtherance of, or indicating its consent to, or approval of or acquiescence in any of the foregoing; or

          (f) an involuntary case or other proceeding shall be commenced against such HSBC Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of five (5) days, or an order for relief shall be entered against such HSBC Company under any bankruptcy law as now or hereafter in effect, or such HSBC Company shall take any action in furtherance of, or indicating its consent to, or approval of or acquiescence in any of the foregoing.

     Section 18.2. Remedies. If any HSBC Event of Default has occurred and is continuing and adversely affects any Block Company, the following actions may be taken:

          (a) Termination. The Block Companies may terminate this Retail Distribution Agreement or any of the Program Contracts. The Block Companies shall promptly provide written notice to each HSBC Company of any such termination. Such notice of termination shall identify each Program Contract which the Block Companies are terminating. The effective date of any termination hereunder shall be the earliest date the corresponding notice was received by any HSBC Company party thereto.

          (b) Other Rights and Remedies. Such Block Company may exercise any rights and remedies provided to such Block Company under any other Program Contract or at Law or equity.

     Section 18.3. Default Rate. If any HSBC Event of Default has occurred and is continuing, and all or any portion of the Obligations of the HSBC Companies are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 18.4. Waiver. The Block Companies may waive, in writing, any HSBC Event of Default. Upon any such waiver of a past HSBC Event of Default, such HSBC Event of Default shall cease to exist; provided, however, such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such HSBC Event of Default. No such waiver shall extend to any subsequent or other HSBC Event of default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XIX
            DEFAULT OF BLOCK COMPANIES AND REMEDIES OF HSBC COMPANIES

     Section 19.1. Block Events of Default. The occurrence of any one or more of the following events for any reason whatsoever (whether voluntary or involuntary, by operation of law or otherwise) shall constitute an event of default with respect to any Block Company hereunder (each, a "Block Event of Default"):

          (a) such Block Company (i) fails to make any payment of the payment Obligations, individually or in the aggregate of an amount more than Five Hundred Thousand Dollars ($500,000), when due and payable and such failure to pay shall continue for five (5) days or more, or (ii) fails to pay or reimburse any HSBC Company for any expense reimbursable under any Program Contract within five (5) days following such HSBC Company's demand for such reimbursement or payment of expenses, which demand shall contain sufficiently detailed information and supporting documentation, to the extent applicable, of the expenditures for which reimbursement is sought;

          (b) such Block Company fails to observe or perform any covenant applicable to it contained in any Program Contract (or, in the event such covenant does not contain a Material Adverse Effect qualification, so long as such failure could reasonably be expected to have a Material Adverse Effect), and the same shall remain unremedied for five (5) days or more following receipt of written notice of such failure, provided, however, that, with respect to covenants regarding compliance with Laws, in the event such Block Company is not complying with a Law because it has reasonably determined that such Law is not applicable to it in its capacity as Agent based upon federal preemption, such failure to comply will not give rise to an event of default under this Section 19.1(b) unless and until sixty (60) days after such Law is determined through a final non appealable order of a court of competent jurisdiction to be applicable to such Block Company and the Block Company has continued its failure to comply with such Law;

          (c) any representation, warranty, certification or statement made by such Block Company in or pursuant to any Program Contract shall prove to have been incorrect in any respect(or, in the event such representation, warranty, certificate or statement made under any Program Contract does not contain a Material Adverse Effect qualification, so long as such incorrect representation, warranty, certification or statement could reasonably be expected to have a Material Adverse Effect), provided, however, that with respect to any representation, warranty, certification or statement with respect to compliance with Laws, if such Block Company is not complying with a Law because it has reasonably determined that such Law is not applicable to it in its capacity as Agent based upon federal preemption, such failure to comply will not give rise to an event of default under this Section 19.1(c) unless and until sixty (60) days after such Law is determined through a final non appealable order of a court of competent jurisdiction to be applicable to such Block Company and such Block Company has continued its failure to comply with such Law;

          (d) any event or condition shall occur which results in a violation of any provision of the organizational documents of such Block Company, to the extent such violation could reasonably be expected to have a Material Adverse Effect;

          (e) such Block Company shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its properties or assets, (ii) consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, (iii) cease to be solvent or make a general assignment for the benefit of creditors or (iv) fail generally, not be able or admit in writing its inability to pay its debts as they become due, or take any action in furtherance of, or indicating its consent to, or approval of or acquiescence in any of the foregoing; or

          (f) an involuntary case or other proceeding shall be commenced against such Block Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of five (5) days, or an order for relief shall be entered against such Block Company under any bankruptcy law as now or hereafter in effect, or such Block Company shall take any action in furtherance of, or indicating its consent to, or approval of or acquiescence in any of the foregoing.

     Section 19.2. Remedies. If any Block Event of Default has occurred and is continuing and adversely affects any HSBC Company, the following actions may be taken:

          (a) Termination. The HSBC Companies may terminate this Retail Distribution Agreement or any of the other Program Contracts (other than the Servicing Agreement). The HSBC Companies shall promptly provide written notice to each Block Company of such termination. Such notice of termination shall identify each Program Contract which the HSBC Companies are terminating. The effective date of any termination hereunder shall be the earliest date the corresponding notice was received by any Block Company party thereto.

          (b) Other Rights and Remedies. Such HSBC Company may exercise any rights and remedies provided to such HSBC Company under the Program Contracts or at Law or equity.

     Section 19.3. Default Rate. If any Block Event of Default has occurred and is continuing, and all or any portion of the Obligations of the Block Companies are outstanding, such Obligations or any portion thereof shall bear interest at the Default Rate until such Obligations or such portion thereof plus all interest thereon are paid in full.

     Section 19.4. Waiver. The HSBC Companies may waive, in writing, any Block Event of Default. Upon any such waiver of a past Block Event of Default, such Block Event of Default shall cease to exist; provided, however, such waiver shall not excuse or discharge any Obligations relating to or liabilities arising from such Block Event of Default. No such waiver shall extend to any subsequent or other Block Event of default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XX
                                    GUARANTY

     Section 20.1. Representations and Warranties of HSBC Finance.

          (a) HSBC Finance (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite organizational power and authority to encumber and operate its properties, (c) has all organizational powers necessary for guaranteeing the Obligations of the HSBC Companies with respect to the Settlement Products Program, and (d) is in full compliance with all provisions of its charter and organizational documents.

          (b) The execution, delivery and performance by HSBC Finance of its guaranty under this Retail Distribution Agreement, (a) are within its organizational powers and have been duly authorized by all necessary organizational action, (b) require no Governmental Approval other than (i) such filings as have been made and are in full force and effect or (ii) approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect, (c) do not contravene, or constitute a default under (i) the organizational documents of HSBC Finance, (ii) any provision of Law, the violation of which could reasonably be expected to have a Material Adverse Effect or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon HSBC Finance, the violation of which could reasonably be expected to have a Material Adverse Effect, and (d) do not result in the creation or imposition of any Lien on any asset of HSBC Finance, the creation or imposition of which could reasonably be expected to have a Material Adverse Effect.

          (c) This Article XX, and Articles XXI and XXII of this Retail Distribution Agreement constitute the valid and binding agreement of HSBC Finance, enforceable in accordance with its terms, subject to (a) the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and (b) the effect of general principles of equity, whether applied by a court of equity or law.

     Section 20.2. HSBC Guaranty.

          (a) HSBC Finance Corporation hereby unconditionally guarantees to the Block Companies and the HSBC Indemnified Parties the prompt payment of the financial Obligations of each HSBC Company under this Retail Distribution Agreement and the other Program Contracts (the "HSBC Guaranty"). This HSBC Guaranty is a guaranty of payment and not of collection. HSBC Finance Corporation's obligations under this HSBC Guaranty shall be primary, absolute and unconditional. In no event shall any Block Company or HSBC Indemnified Party have any obligation to proceed against any HSBC Company before seeking payment from HSBC Finance Corporation.

          (b) HSBC Finance Corporation hereby acknowledges and agrees that the HSBC Companies and the Block Companies may amend or modify the Program Contracts without notice to or the consent of HSBC Finance Corporation, and no such amendment or modification shall impair or release the HSBC Guaranty.

     Section 20.3. Representations and Warranties of H&R Block.

          (a) H&R Block (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the requisite organizational power and authority to encumber and operate its properties, (c) has all organizational powers necessary for guaranteeing the Obligations of the Block Companies with respect to the Settlement Products Program, and (d) is in full compliance with all provisions of its charter and organizational documents.

          (b) The execution, delivery and performance by H&R Block of its guaranty under this Retail Distribution Agreement, (a) are within its organizational powers and have been duly authorized by all necessary organizational action, (b) require no Governmental Approval other than (i) such filings as have been made and are in full force and effect or (ii) approvals which if not obtained could not reasonably be expected to have a Material Adverse Effect, (c) do not contravene, or constitute a default under (i) the organizational documents of H&R Block, (ii) any provision of Law, the violation of which could reasonably be expected to have a Material Adverse Effect or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon H&R Block, the violation of which could reasonably be expected to have a Material Adverse Effect, and (d) do not result in the creation or imposition of any Lien on any asset of H&R Block, the creation or imposition of which could reasonably be expected to have a Material Adverse Effect.

          (c) This Article XX and Articles XXI and XXII of this Retail Distribution Agreement constitute the valid and binding agreement of H&R Block, enforceable in accordance with its terms, subject to (a) the effect of any applicable bankruptcy, fraudulent transfer, moratorium, insolvency, reorganization or other similar laws affecting the rights of creditors generally and (b) the effect of general principles of equity, whether applied by a court of equity or law.

     Section 20.4. Block Guaranty.

          (a) H&R Block hereby unconditionally guarantees to the HSBC Companies and the Block Indemnified Parties the prompt payment of the financial Obligations of each Block Company under this Retail Distribution Agreement and the other Program Contracts (the "Block Guaranty"). This Block Guaranty is a guaranty of payment and not of collection. H&R Block's obligations under this Block Guaranty shall be primary, absolute and unconditional. In no event shall any HSBC Company or Block Indemnified Party have any obligation to proceed against any Block Company before seeking payment from H&R Block.

          (b) H&R Block hereby acknowledges and agrees that the HSBC Companies and the Block Companies may amend or modify the Program Contracts without notice to or the consent of H&R Block, and no such amendment or modification shall impair or release the Block Guaranty.

                                   ARTICLE XXI
                         ALTERNATIVE DISPUTE RESOLUTION

     Section 21.1. Negotiations by Senior Executives.

          (a) If any controversy, claim or dispute of any nature should arise out of or relating to this Retail Distribution Agreement, any of the other Program Contracts, or the transactions contemplated herein or therein (a "Dispute"), any party to this Retail Distribution Agreement may give written notice of the Dispute to the parties with whom the Dispute has arisen. The parties shall attempt in good faith to resolve the Dispute promptly by negotiations, with each party represented by one (1) senior executive of such party who has authority to settle the Dispute. The senior executives shall meet at a mutually acceptable time and place within three (3) Business Days after delivery of the written notice of Dispute and thereafter as often as they deem reasonably necessary to attempt to resolve the Dispute. All reasonable requests for information by any party to the others shall be honored.

          (b) All negotiations pursuant to this Section 21.1 shall be treated as compromise and settlement negotiations. Nothing said or disclosed and no document produced in the course of such negotiations which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

     Section 21.2. Mediation.

          (a) If any of the parties hereto are unable to resolve the Dispute in good faith through negotiations pursuant to Section 21.1 within ten (10) days from the date on which any party first received the written notice of such Dispute, then such parties shall endeavor in good faith to settle the Dispute by mediation in St. Louis, Missouri, in accordance with the Commercial Mediation Procedures of the AAA then currently in effect, by one mediator who (a) has the qualifications set forth in Section 21.4 hereof and (b) is appointed as provided in Section 21.5 hereof. Within five (5) days after the mediator has been appointed as provided in Section 21.5 hereof, the parties to the Dispute and their respective attorneys shall meet with the mediator for mediation sessions with each party represented by an individual who has authority to settle the Dispute. If the Dispute cannot be settled at such mediation sessions or at any mutually agreed continuation thereof, any party may give the other parties and the mediator a written notice declaring the mediation process at an end, in which event the Dispute shall be resolved by arbitration as hereinafter provided.

          (b) All conferences and discussions which occur in connection with the mediation conducted pursuant to this Section 21.2 shall be treated as compromise and settlement discussions, and nothing said or disclosed and no document produced in the course of such mediation which is not otherwise independently discoverable shall be offered or received as evidence or used for impeachment or for any other purpose in any current or future arbitration or litigation.

     Section 21.3. Arbitration.

          (a) If any of the parties hereto are unable to resolve the Dispute through negotiations pursuant to Section 21.1 or mediation pursuant to Section
21.2 within thirty (30) days from the date on which any party first received the written notice of such Dispute, then the Dispute shall be resolved by binding arbitration in St. Louis, Missouri, in accordance with the Commercial Arbitration Rules of the AAA then currently in effect by three (3) arbitrators who (i) have the qualifications set forth in Section 21.4 hereof and (ii) are appointed as provided in Section 21.5 hereof. Any issue as to whether or the extent to which the Dispute is subject to the arbitration and other dispute resolution provisions contained in this Retail Distribution Agreement or any other Program Contract, including issues relating to the validity or enforceability of these arbitration provisions, the applicability of any statute of limitations or other defense relating to the timeliness of the assertion of any claim or any other matter relating to the arbitrability of such claim, shall be decided by the arbitrators.

          (b) The arbitrators shall base their award on the terms of this Retail Distribution Agreement and the other Program Contracts, as applicable, and shall endeavor to follow the law and judicial precedents which a United States District Judge sitting in the United States District Court for the Eastern District of Missouri would apply in the event the Dispute were litigated in such court. The arbitrators shall render their award in writing and, unless both parties agree otherwise, shall include an explanation of the reasons for the award, which explanation may be limited to the extent necessary to support the award and need not attempt to cover all issues raised by the parties. This agreement for arbitration is made, governed by, and may be enforced pursuant to the Federal Arbitration Act. The arbitration proceedings shall be governed by the substantive laws of the State of Missouri applicable to contracts made and to be performed therein, and by the arbitration law of the Federal Arbitration Act, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

          (c) The arbitration proceedings conducted pursuant hereto shall be confidential. No party shall disclose or permit the disclosure of any information about the evidence presented or the documents produced by the other parties in the arbitration proceedings or about the existence, contents or results of the arbitration award without the prior written consent of such other parties, except to the extent required by judicial or Governmental Authority or by Law. Before making any disclosure permitted by the preceding sentence, the party intending to make such disclosure shall give the other parties such prompt written notice of the intended disclosure as is practicable in order to afford the other parties the opportunity to protect their interests.

          (d) IN CONNECTION WITH THIS AGREEMENT FOR ARBITRATION, THE PARTIES HERETO WAIVE ANY RIGHT TO HAVE DISPUTES RESOLVED IN A COURT OF LAW (EXCEPT AS SET FORTH IN SECTION 21.12 HEREOF), AND WAIVE ANY RIGHT TO TRIAL BY JURY.

     Section 21.4. Qualified Mediator and Arbitrators.

          (a) Unless the parties agree otherwise, the mediator shall be an impartial and independent lawyer who is then a qualified mediator under Section M-5 of the Commercial Mediation Procedures of the AAA.

          (b) Every person named on any list of potential arbitrators provided to the parties by the AAA shall be a impartial and independent lawyer under Section R-17 of the Commercial Arbitration Rules of the AAA who is then currently listed on the National Roster of Commercial Arbitrators maintained by the AAA.

     Section 21.5. Appointment of Mediator and Arbitrators.

          (a) The mediator shall be appointed by the AAA in accordance with Section M-4 of the Commercial Mediation Procedures of the AAA.

          (b) The arbitrators shall be appointed as provided in this Section 21.5(b) and otherwise in accordance with the Commercial Arbitration Rules of the AAA. In the event the parties cannot agree on the mutually acceptable arbitrators from the list of ten (10) arbitrators transmitted to the parties by the AAA under Section R-11 of the Commercial Arbitration Rules within ten (10) days after the transmittal date of such submission to the parties, the Block Companies shall promptly appoint one (1) arbitrator from such list, the HSBC Companies shall promptly appoint one (1) arbitrator from such list, and the two
(2) arbitrators so appointed shall then appoint a third arbitrator from such list. If the two (2) appointed arbitrators cannot agree upon the appointment of the third arbitrator, then upon written notice to the AAA by either party, the AAA shall make the appointment of the third arbitrator from such list. The three
(3) arbitrators so appointed shall then arbitrate the Dispute in accordance with the terms of this Article XXI.

     Section 21.6. Governing Rules; Discovery. With respect to arbitration under
Section 21.3, the parties agree that although the AAA Commercial Arbitration Rules do not specifically provide for discovery or depositions, the arbitration proceedings shall be governed by the Federal Rules of Civil Procedure then in effect in the State of Missouri. The parties agree they will be entitled to conduct discovery and depositions in the same manner as they would be able to do if they were in the United States District Court for the Eastern District of the State of Missouri. The parties agree that the arbitrators who are impaneled in the case shall be empowered to issue subpoenas to parties and witnesses (including subpoenas duces tecum) and to compel the attendance of witnesses and the production of documents for depositions, and for the arbitration hearing itself, to the same and like degree as the parties would be able to do if the case tried to a jury or to a judge in the United States District Court for the Eastern District of the State of Missouri.

     Section 21.7. Fees and Expenses. All expenses and fees of the mediators or arbitrators, as the case may be, and expenses for hearing facilities and other expenses of the mediation or arbitration, as the case may be, shall be borne equally by the parties unless they agree otherwise or, in the event of arbitration, unless the arbitrators in the award assess such expenses against one of the parties or allocate such expenses other than equally between the parties. Each party shall bear its own counsel fees and, with respect to arbitration, the expenses of its witnesses; provided, however, in the case of arbitration, that if the arbitrators find that the claim or defense of any party was frivolous or lacked a reasonable basis in fact or law, the arbitrators may assess against such party all or any part of the counsel and witness fees and expenses of the other party.

     Section 21.8. Remedies. With respect to arbitration hereunder, the arbitrators shall have the authority to order or award any provisional remedy or other remedy or relief which would be available from a court of law pending arbitration of the Dispute, including interim orders or awards. The arbitrators shall have the power and authority to impose sanctions and to take other actions with regard to the parties to the same extent that a judge could pursuant to the Federal Rules of Civil Procedure. Either party may make an application to the arbitrators seeking injunctive or other interim relief, and the arbitrators may take whatever injunctive or other interim measures they deem necessary in respect of the subject matter of the dispute, until such time as the arbitration award is rendered or the controversy is otherwise resolved. Such interim measures may be taken in the form of an interim award, and the arbitrators may require security for the costs of any such measures. The arbitrators shall have the authority to order equitable relief.

     Section 21.9. Preliminary Dispositive Issues. With respect to arbitration hereunder, the arbitrators may, pursuant to such terms and procedures as the arbitrators deem appropriate, hear and determine any preliminary issue of law asserted by a party to be dispositive, in whole or in part, of a claim or defense to the same extent that a court could do so pursuant to a motion for summary judgment.

     Section 21.10. Limitation of Damages. With respect to arbitration hereunder, no party shall be liable for lost profits, incidental, consequential, exemplary, special or punitive damages arising under or in connection with this Retail Distribution Agreement or the other Program Contracts.

     Section 21.11. Statute of Limitations. With respect to arbitration hereunder, any claim by either party shall be time-barred unless the asserting party makes a demand for arbitration with respect to such claim within the applicable statute of limitations. Any dispute as to the timeliness of such demand or other timeliness or statute of limitations issues shall be decided by the arbitrators. Nothing contained in this Article XXI shall preclude a party from filing a complaint in a court of competent jurisdiction to ensure any claim contained therein is not barred due to the relevant statute of limitations; provided, however, such claim shall not be further litigated or pursued by any party hereto until completion of the alternative dispute resolution procedures contained in this Article XXI.

     Section 21.12. Exception for Specific Performance or Injunctive Relief. If any party hereto seeks specific performance or injunctive relief with respect to any Dispute covered hereby, such party may, without waiving any other remedy under the Program Contracts, seek specific performance or injunctive relief in a court of competent jurisdiction and shall not be required to comply with the other provisions of this Article XXI for so long as the only remedy sought by such party in such court of competent jurisdiction with respect to such dispute is either specific performance or injunctive relief; provided, however, if any party seeks specific performance or injunctive relief in a court of competent jurisdiction (whether or not such relief is obtained), such party shall not be prevented from subsequently seeking arbitration and any other remedy under this Article XXI.

                                  ARTICLE XXII
                                  MISCELLANEOUS

     Section 22.1. Survival.

          (a) The rights and obligations of the parties hereto under Sections 5.7, 6.8, 6.9, 7.14, 10.6, 14.20 (only with respect to obligations under Section 7.14(a)), 15.2 (except in the event this Retail Distribution Agreement is terminated as a result of a Block Event of Default), 17.4, 18.3 and 19.3 and
Article XX of this Retail Distribution Agreement shall survive the termination or expiration of this Retail Distribution Agreement until such time as no obligations are due and owing thereunder.

          (b) The (i) representations and warranties of the parties hereto and
(ii) the rights and obligations of the parties hereto under Sections 15.5, 17.3, 18.2(b) and 19.2(b) and Articles XVI, XXI and XXII of this Retail Distribution Agreement shall survive the termination or expiration of this Retail Distribution Agreement indefinitely.

     Section 22.2. No Waivers; Remedies Cumulative. No failure or delay by any party hereto in exercising any right, power or privilege under this Retail Distribution Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law, by other agreement or otherwise.

     Section 22.3. Notices. All notices, requests and other communications to any party hereunder shall be in writing (including prepaid overnight courier, facsimile transmission or similar writing) and shall be given to such party at its address or facsimile number set forth in this Section 22.3 or on the signature pages hereof or at such other address or facsimile number as such party may hereafter specify in writing. Each such notice, request or other communication shall be effective (a) if given by facsimile, when transmitted to the facsimile number specified in this Section 22.3 and confirmation of receipt is received by the sender, (b) if given by mail, upon the earlier of actual receipt or five (5) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, properly addressed and with proper postage prepaid, (c) one (1) Business Day after deposit with an internationally reputable overnight courier properly addressed and with all charges prepaid or (d) when received, if by any other means.

Notices shall be addressed as follows:

If to HSBC Bank:                  HSBC Bank USA, National Association
                                  One HSBC Center, 10th Floor
                                  Buffalo, NY 14203
                                  Telephone: 716-841-6197
                                  Facsimile: 716-841-6591
                                  Attention: Executive V.P., Consumer Finance

With a copy to (which shall not   HSBC Bank USA, National Association
constitute notice hereunder):     452 Fifth Ave., 7th Floor
                                  New York, NY 10018
                                  Telephone: 212-525-6533
                                  Facsimile: 212-525-8447
                                  Attention: General Counsel

If to HSBC TFS:                   HSBC Taxpayer Financial Services Inc.
                                  200 Somerset Corporate Blvd.
                                  Bridgewater, NJ 08807
                                  Telephone: 908-203-4441
                                  Facsimile: 908-203-4211
                                  Attention: CEO and Managing Director

With a copy to (which shall not   HSBC Taxpayer Financial Services, Inc.
constitute notice hereunder):     90 Christiana Road
                                  New Castle, DE 19707
                                  Telephone: 302-327-2507
                                  Facsimile: 302-327-2533
                                  Attention: General Counsel

If to Beneficial Franchise:       Beneficial Franchise Company Inc.
                                  200 Somerset Corporate Blvd.
                                  Bridgewater, NJ 08807
                                  Telephone: 908-203-4441
                                  Facsimile: 908-203-4211
                                  Attention: CEO and Managing Director

With a copy to (which shall not   HSBC Taxpayer Financial Services, Inc.
constitute notice hereunder):     90 Christiana Road
                                  New Castle, DE 19707
                                  Telephone: 302-327-2507
                                  Facsimile: 302-327-2533
                                  Attention: General Counsel

If to HSBC Finance:               HSBC Finance Corporation
                                  200 Somerset Corporate Blvd.
                                  Bridgewater, NJ 08807
                                  Telephone: 908-203-2222
                                  Facsimile: 908-203-4221
                                  Attention: Patrick Cozza, Group Executive

With a copy to (which shall not   HSBC Finance Corporation
constitute notice hereunder):     2700 Sanders Road
                                  Prospect Heights, IL 60070
                                  Telephone: 847-564-6268
                                  Facsimile: 847-564-6001
                                  Attention: Deputy General Counsel - Operations

If to Block Services:             H&R Block Services, Inc.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Block Tax Services:         H&R Block Tax Services, Inc.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Block Enterprises:          H&R Block Enterprises, Inc.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Block Eastern               H&R Block Eastern Enterprises, Inc.
Enterprises:                      4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Block Digital:              H&R Block Digital Tax Solutions, LLC
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Block Associates:           H&R Block and Associates, L.P.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to Royalty:                    HRB Royalty, Inc.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to BFC:                        Block Financial Corporation
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

If to H& R Block:                 H&R Block, Inc.
                                  4400 Main Street
                                  Kansas City, Missouri 64111
                                  Telephone: 816-753-6900
                                  Facsimile: 816-753-8628
                                  Attention: President and General Counsel

With a copy to (which shall not   Stinson Morrison Hecker LLP
constitute notice hereunder):     1201 Walnut Street
                                  Kansas City, Missouri 64106
                                  Telephone: 816-691-3208
                                  Facsimile: 816-691-3495
                                  Attention: Mike W. Lochmann

     Section 22.4. Severability. In case any provision of or obligation under this Retail Distribution Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     Section 22.5. Amendments and Waivers. Any provision of this Retail Distribution Agreement may be amended or waived only if such amendment or waiver is in writing and is signed by all of the parties hereto.

     Section 22.6. Successors and Assigns. The provisions of this Retail Distribution Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, no such party may assign or otherwise transfer any of its rights under this Retail Distribution Agreement without the prior written consent of all parties signatory hereto except as otherwise provided herein.

     Section 22.7. Headings. Headings and captions used in this Retail Distribution Agreement (including all exhibits and schedules thereto) are included herein for convenience of reference only and shall not constitute a part of this Retail Distribution Agreement for any other purpose or be given any substantive effect.

     Section 22.8. Governing Law; Submission To Jurisdiction. THIS RETAIL DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF MISSOURI. WITHOUT LIMITING THE EFFECT OF ARTICLE XXI HEREOF, EACH OF THE PARTIES HERETO (A) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND/OR STATE COURTS SITTING IN ST. LOUIS, MISSOURI FOR PURPOSES OF ALL LEGAL PROCEEDINGS FOR SPECIFIC PERFORMANCE OR INJUNCTIVE RELIEF PERMITTED BY SECTION 21.12 HEREOF, (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND

ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, (C) IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN SUCH PROCEEDING IN THE MANNER PROVIDED FOR NOTICES IN SECTION 22.3, AND (D) AGREES THAT NOTHING IN THIS RETAIL DISTRIBUTION AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS RETAIL DISTRIBUTION AGREEMENT TO SERVE PROCESS IN ANY SUCH PROCEEDING IN ANY OTHER MANNER PERMITTED BY LAW.

     Section 22.9. Waiver of Jury Trial. WITHOUT LIMITING THE EFFECT OF ARTICLE XXI HEREOF, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING OUT OF OR RELATING TO THIS RETAIL DISTRIBUTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     Section 22.10. Counterparts. This Retail Distribution Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Retail Distribution Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 22.11. Entire Agreement. This Retail Distribution Agreement and the other Program Contracts constitute the entire agreement and understanding among the parties hereto, and supersede and extinguish any and all prior agreements and understandings, oral or written relating to the operation of the Settlement Products Program on and after July 1, 2006. For the avoidance of doubt, (i) this Retail Distribution Agreement and the other Program Contracts shall govern the operation of the Settlement Products Program on and after July 1, 2006, (ii) the Prior Program Agreements shall continue to govern the operation of the current program until their expiration on June 30, 2006 in accordance with their terms, and (iii) nothing in this Retail Distribution Agreement or the other Program Contracts shall affect the rights and obligations of the parties to the Prior Program Agreements, whenever arising, under such Prior Program Agreements, which remain valid and enforceable in accordance with their terms.

     Section 22.12. Reinstatement. This Retail Distribution Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any party hereto for liquidation or reorganization, should any party hereto become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any party's assets or properties, and shall continue to be effective or to be reinstated, as the case may be, if at any time payment and performance of the obligations hereunder, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of such obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the obligations hereunder shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

     Section 22.13. Advice of Counsel. Each of the parties represents to each other party hereto that it has discussed this Retail Distribution Agreement with its counsel.

     Section 22.14. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Retail Distribution Agreement. In the event any ambiguity or question of intent or interpretation arises, this Retail Distribution Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Retail Distribution Agreement.

     Section 22.15. Conflict of Terms. Except as otherwise provided in this Retail Distribution Agreement or any of the other Program Contracts by specific reference to the applicable provisions of this Retail Distribution Agreement, if any provision contained in this Retail Distribution Agreement conflicts with any provision in any of the other Program Contracts, the provision contained in this Retail Distribution Agreement shall govern and control.

     Section 22.16. Further Execution. Each party hereto shall execute any and all documents as are necessary or desirable to consummate the transactions contemplated hereby.

     Section 22.17. Expenses. Except as otherwise provided herein, each party hereto shall pay its own expenses, including the expenses of its own counsel and its own accountants, in connection with the consummation of the transactions contemplated by this Retail Distribution Agreement.

     Section 22.18. No Implied Relationship. Notwithstanding any provision herein to the contrary:

          (a) This Retail Distribution Agreement shall not be construed to establish a partnership or joint venture between the parties hereto.

          (b) All personnel employed or otherwise engaged by any party hereto to perform the obligations and duties of such party hereunder shall not be deemed to be employees of any other party hereto. In addition, the party employing or otherwise engaging such employees, shall at all times be responsible for the compensation of, and payment of applicable state and federal income taxes with respect to, any personnel employed by such party to perform any services hereunder.

     Section 22.19. No Third Party Beneficiaries. This Retail Distribution Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing in this Retail Distribution Agreement, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy, of any nature whatsoever under or by reason of this Retail Distribution Agreement.

     Section 22.20. Force Majeure. No party hereto shall be liable for failure to satisfy or delays in the satisfaction of its Obligations, except failure or delay with respect to its payment Obligations, as a result of a Force Majeure Event.

     Section 22.21. Limitation of Scope of Representations and Warranties and Other Disclosures. The representations, warranties and other disclosures set forth by each party hereto are only made for the benefit of the parties hereto and the purpose of the transactions contemplated hereby and are not intended for use by any person with respect to any acquisition or disposition of any security of any party hereto.

              THIS RETAIL DISTRIBUTION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

     IN WITNESS WHEREOF, the parties hereto have caused this HSBC Retail Settlement Products Distribution Agreement to be executed by their respective duly authorized officers as of the date set forth above.

                                        HSBC BANK USA, NATIONAL ASSOCIATION,
                                        a national banking association


                                        By: /s/ Kathleen R. Whelehan
                                            ------------------------------------
                                        Name: Kathleen R. Whelehan
                                        Title: Executive Vice President


                                        HSBC TAXPAYER FINANCIAL SERVICES INC.,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name: Paul J. Creatura
                                        Title: CEO


                                        BENEFICIAL FRANCHISE COMPANY INC.,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name:  Paul J. Creatura
                                        Title: Vice President


                                        HOUSEHOLD TAX MASTERS ACQUISITION
                                        CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Paul J. Creatura
                                            ------------------------------------
                                        Name: Paul J. Creatura
                                        Title: President

              THIS RETAIL DISTRIBUTION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                        H&R BLOCK SERVICES, INC.,
                                        a Missouri corporation


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        H&R BLOCK TAX SERVICES, INC.,
                                        a Missouri corporation


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        H&R BLOCK ENTERPRISES, INC.,
                                        a Missouri corporation


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        H&R BLOCK EASTERN ENTERPRISES, INC.,
                                        a Missouri corporation


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President

              THIS RETAIL DISTRIBUTION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                        H&R BLOCK DIGITAL TAX SOLUTIONS, LLC,
                                        a Delaware limited liability company


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        H&R BLOCK AND ASSOCIATES, L.P.,
                                        a Delaware limited partnership

                                        By: HRB Texas Enterprises, Inc.,
                                            its General Partner


                                        By: /s/ Betsy Stephens
                                            ------------------------------------
                                        Name: Betsy Stephens
                                        Title: Sr. Vice President


                                        HRB ROYALTY, INC.,
                                        a Delaware corporation


                                        By: /s/ Bret G. Wilson
                                            ------------------------------------
                                        Name: Bret G. Wilson
                                        Title: Secretary

              THIS RETAIL DISTRIBUTION AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

     IN WITNESS WHEREOF, the following parties hereto have caused this HSBC Retail Settlement Products Distribution Agreement to be executed by their respective duly authorized officers as of the date set forth above, solely for the limited purpose of providing the respective guaranties set forth in Article XX and also for purposes of Articles XXI and XXII hereof.

                                        HSBC FINANCE CORPORATION,
                                        a Delaware corporation


                                        By: /s/ Patrick A. Cozza
                                            ------------------------------------
                                        Name: Patrick A. Cozza
                                        Title: Group Executive


                                        H&R BLOCK, INC.,
                                        a Missouri corporation


                                        By: /s/ Bret G. Wilson
                                            ------------------------------------
                                        Name: Bret G. Wilson
                                        Title: Vice President & Secretary

                               SCHEDULE 2.4(A)(1)

                             RAC PRODUCT PROCEDURES

                                      [***]

                               SCHEDULE 2.4(A)(2)

                         CLASSIC RAL PRODUCT PROCEDURES

                                      [***]

                               SCHEDULE 2.4(A)(3)

                             IRAL PRODUCT PROCEDURES

                                      [***]

                               SCHEDULE 2.4(A)(4)

                      DENIED CLASSIC RAL PRODUCT PROCEDURES

                                      [***]

                               SCHEDULE 2.4(A)(5)

                         DENIED IRAL PRODUCT PROCEDURES

                                      [***]

                                  SCHEDULE 3.6

                   INTELLECTUAL PROPERTY - THE BLOCK COMPANIES

PATENT                                     SERIAL NUMBER
------                                     -------------
Pre Year End Tax Refund System (pending)     09/483,666
H&R Block Tax Services, Inc.

                                  SCHEDULE 4.6

                   INTELLECTUAL PROPERTY - THE HSBC COMPANIES

HSBC LICENSED PATENTS

PATENT NAME                                                                      PATENT NUMBER
-----------                                                                      -------------
Electronic income tax refund early payment system                                  4,890,228

Electronic income tax refund early payment system with means for creating of a     5,193,057
new deposit account for receipt of an electronically transferred refund from the
IRS

Electronic income tax refund early payment system with means for creating of a     5,963,921
new deposit account for receipt of an electronically transferred refund from the
IRS

HSBC LICENSED MARKS

MARK          REGISTRATION NUMBER
----          -------------------
TaxLine            1,802,289
Instant RAL        2,702,210
RAC                1,795,241

                                  SCHEDULE 7.1

                    BLOCK AGENTS' ROLES AND RESPONSIBILITIES

ROLES AND RESPONSIBILITIES OF BLOCK AGENTS:

     - Preparation of tax return for RAL Clients, in their individual capacity and not as agent

     -    Obtaining information from each applicant

     -    Completion of IRS Form No. 8453

     -    Coordination of RAL/RAC products origination

     - Providing copy of signed application, loan agreement and disclosures to Client

     -    Completion of RAL and RAC disbursement checks

     -    Delivery of necessary product disclosures

     -    Maintenance of necessary equipment

     -    Hiring and training of personnel

     -    Notify HSBC of lost RAL and RAC checks

     -    Following operating procedures for issuing RALs

     -    Offering of RALs and RACs to tax Clients in Block Company Offices

     - Dissemination of marketing and promotional materials in Block Company Offices

     -    Maintain ERO communication equipment and lines in Block Company
          Offices

     -    Provide copy of RAL Client return to Block e-file Processing System

                                  SCHEDULE 13.4

                            SERVICE LEVEL THRESHOLDS

OBJECTIVE

To define the processes regarding management, measurements, monitoring and reporting to meet the service level thresholds defined in the program agreement section 9.4 Service Level Thresholds.

REVISIONS AND REVIEW

1.   Reviewed and updated: Not less than 1 time per year prior to tax season

2. Participants: Product management teams and technology teams will jointly draft/revise the SLAs which will be reviewed and approved by the executive management teams

3.   Deadlines:

     (a) The preliminary drafts of each SLA must be complete by October 1 and final drafts must be complete by December 15th.

     (b) The preliminary draft of milestone dates for the upcoming development cycle must be set by the end of March and the final schedule must be complete by the end of August.

4. Escalation of disagreements: In any given year, if the participants are unable to reach agreement on the SLAs, the dispute shall be resolved by negotiation among the parties to such dispute with each such party represented by one executive of such party possessing the authority to represent and bind such party.

PROJECT MANAGEMENT SLA

-    ON-GOING DEVELOPMENT LIFECYCLE
          [***]

-    DEFINE KEY PERFORMANCE INDICATORS (KPIS)

-    TESTING PLANS
          [***]

-    TEST ENVIRONMENT
          [***]

-    KEY RESOURCES

     - Provide org chart with key contacts for each phase of delivery, including production support

     -    Escalation procedures

-    PROJECT CONTROL PROCESSES

     -    Change control

     -    Schedule Management

     -    Budget management

     -    Quality management

     -    Issue management

     -    Risk Management

INFRASTRUCTURE & ARCHITECTURE SLA

     DEFINE KEY PERFORMANCE INDICATORS (KPIS)

-    DISASTER RECOVERY / BACKUP / MONITORING
          [***]

-    BUSINESS RESUMPTION

     - In case of disaster, business resumption capability shall meet Block's requirements.

     -    Reviewed and updated annually.

-    SECURITY ARCHITECTURE

     - Ensure maintenance of data integrity during input, storage, transmission and output.

     - Ensure physical protection of hardware supporting H&R Block products and services.

     - Comply with best IT security practices as recommended by international standards.

-    COMMUNICATIONS ARCHITECTURE

     -    Provide support for H&R Block's current communications infrastructure.

     - Evaluate industry best practices and provide recommendation and three year plan if change appears to be in H&R Block's best interest.

-    APPLICATIONS ARCHITECTURE

     - Work with the H&R Block IT organization in creating a plan for migrating application architecture to a more robust format

     -    Business Architecture

PRODUCTION SYSTEMS OPERATIONS SLA

-    DEFINE KEY PERFORMANCE INDICATORS (KPIS)

-    PRODUCTION SUPPORT
          [***]

-    PROCESSING TIME
          [***]

     PRODUCTION SUPPORT ISSUE MANAGEMENT AND ESCALATION PROCEDURES
          [***]

     BANK PRODUCT PROCESSING

     CHECK PRINTING

CUSTOMER SERVICE CENTER OPERATIONS SLA

     DEFINE KEY PERFORMANCE INDICATORS (KPIS)

     ANSWERING SYSTEMS

          [***]

                                  SCHEDULE 13.6

                         REPORTING BY THE HSBC COMPANIES

The list below is not an exhaustive list, and H&R Block may choose at its discretion to modify the current list or change the number and type of required reports based upon business and/or accounting needs. Also, HSBC shall continue to provide any additional reports (beyond those detailed below) that are currently provided to H&R Block.

All reports detailed below shall be accessible to H&R Block via an online, web-interfaced application. In addition, an electronic file shall be provided to H&R Block for each report based upon the frequency specified for that report.

ACCOUNTING REPORTS FOR LOANS

LOAN REPORT

The Loan Report shall be provided daily, which includes the information below for the previous day and year-to-date:

     [***]

The daily Loan Report can be queried by:

     [***]

PAYMENT REPORT

The Payment Report shall be provided daily, which includes the information below for the previous day and year-to-date:

     [***]

The Payment Report can be queried by

     [***]

DELINQUENCY REPORT

The Delinquency Report shall be provided weekly, which includes the following information:

     -    Client delinquency amount for RALs by tax cycle

The Delinquency Report can be queried by:

     [***]

PRIOR YEARS PAYMENT REPORT

The Prior Years Payment Report shall be provided daily, which includes the information below for the previous day and year-to-date:

     -    IRS payment amount

     -    HSBC collections amount

     -    HSBC collections amount (partner ERO bank product)

     -    Cross collection amount

     -    Client collection amount

The Prior Years Payment Report can be queried by:

     [***]

ACCOUNTING REPORTS FOR FEES

DAILY ACCOUNTING FEE REPORT

The Accounting Fee Report shall be provided daily, which contains the following information:

     -    Cash received per product

     -    Prior year fees collected

The Accounting Fee Report can be queried by:

     -    Product

     -    Office

     -    Office type

BUSINESS / OPERATIONAL REPORTS

OPERATIONS REPORT

The Operations Report shall be provided daily, which includes the information below for the previous day and year-to-date:

     -    Number of applications

     -    Number of rejects with reason code

     -    Number of clients approved for a loan

     -    Number of loan approvals accepted by clients (i.e., products sold)

     -    Number of clients denied a loan with reason code

     -    Number of pending lending decisions

The Operations Report can be queried by:

     [***]

REPORTS SPECIFIC TO NEW CONTRACT

RETAIL DISTRIBUTION AGREEMENT

     - Saving Vehicle Fee - Monthly reporting from HSBC - fifth business day of each month
     [***]

     - RAC Fee - Monthly reporting from HSBC - fifth business day of each month

     - Float Adjustment - Monthly reporting from HSBC for RACs and Denied RALs - fifth business day of each month
     [***]

     - IRAL System SLA (Penalty) - HSBC to provide a weekly report on their compliance with SLA during tax season. Also at 4/30 will provide the # of estimated lost clients. Off Season will provide reporting monthly.

     - RAL System SLA (Penalty) - HSBC to provide a weekly report on their compliance with SLA during tax season. Also at 4/30 will provide the # of estimated lost clients. Off Season will provide reporting monthly.

     -    Paper Stock Reimbursement - HRB needs to provide listing of expenses

     - Lost, Stolen, Duplicate Checks - Monthly reporting from HSBC - fifth business day of each month

PARTICIPATION AGREEMENT

Source of Funding - If occurs, HSBC would need to provide reporting

     - Purchase of Participations (esp. sections 4.1, 4.2, 4.3) - L reports, electronic delivery

SERVICING AGREEMENT

     - RAL Servicing Fee - Monthly reporting from HSBC - fifth business day of each month

     - Defaulted RAL Collection Fee - Monthly reporting from HSBC - fifth business day of each month

     - ERO Debt Collection Fee - Monthly reporting from HSBC - fifth business day of each month

                                SCHEDULE 14.6(A)

                          BLOCK COMPANY OFFICES RAC FEE

[***]

                                SCHEDULE 14.6(B)

                        BLOCK FRANCHISEE OFFICES RAC FEE

[***]

                                 SCHEDULE 14.17

                     HSBC BANK'S ROLES AND RESPONSIBILITIES

-    Credit criteria for loans

-    Pre-season application screening

-    Client account management

-    Risk management and underwriting

-    Data management/mining

-    Compliance monitoring

-    Reporting

-    Fulfillment

-    Reconciliation

-    Eligibility criteria

-    Exception processing

-    Disbursement processing

-    customer service

-    Adverse action letter processing

-    HRB fee payment processing and reconciliation

-    IRS and Client payment processing

-    Strategic partner interfaces

-    Application processing

-    Funding process and reconciliation

-    Fee structure

-    Application of payments

-    Credit bureau processing

-    Debt processing

-    Fraud prevention and procedures

-    Collections

-    Check clearing and processing

-    Prior check/ACH fulfillment program support

-    Delinquency reporting / management

-    Issue replacement checks as necessary

-    Online RAL, TaxCut RAC and related support

-    ERO loading of system

-    Prepare Client application and agreements

                                  SCHEDULE 15.1

                              BLOCK LICENSED MARKS

MARK                  OWNER    REGISTRATION NUMBER
----                 -------   -------------------
H&R Block Premium    Royalty        2,024,035
H&R Block & Design   Royalty        2,533,014

                                  SCHEDULE 15.2

                              HSBC LICENSED PATENTS

PATENT NAME                                                                      PATENT NUMBER
-----------                                                                      -------------
Electronic income tax refund early payment system                                  4,890,228

Electronic income tax refund early payment system with means for creating of a     5,193,057
new deposit account for receipt of an electronically transferred refund from the
IRS

Electronic income tax refund early payment system with means for creating of a     5,963,921
new deposit account for receipt of an electronically transferred refund from the
IRS

                                  SCHEDULE 15.3

                               HSBC LICENSED MARKS

MARK                 OWNER           REGISTRATION NUMBER
----          --------------------   -------------------
TaxLine       Beneficial Franchise        1,802,289
Instant RAL   Beneficial Franchise        2,702,210
RAC           Beneficial Franchise        1,795,241